Pursuant to Rule 497(c)

Registration Nos. 2-92665

33-78264

Excelsior Funds, Inc. and Excelsior Funds Trust are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Shares class of the Blended Equity, Large Cap Growth, Small Cap, Value and Restructuring, Energy and Natural Resources, Real Estate, International, Pacific/Asia and Emerging Markets Funds of Excelsior Funds, Inc. and the Optimum Growth, Mid Cap Value, Equity Income and Equity Core Funds of Excelsior Funds Trust (each, a “Fund”) that you should know before investing. The Optimum Growth, Value and Restructuring, Mid Cap Value and Equity Core Funds offer two classes of shares: Shares, which are offered in this prospectus, and Institutional Shares, which are offered in separate prospectuses. The Institutional Shares class for the Equity Core Fund has not commenced operations. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

Introduction — Risk/Return

Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal, strategies and risks. United States Trust Company of New York and U.S. Trust Company, N. A. (together, the “Adviser”) invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The International, Pacific/Asia and Emerging Markets Funds invest primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. In addition, to the extent that a Fund focuses its investments in a particular region, the effects of political and economic events in that region on the value of your investment in a Fund will be magnified.

The Adviser’s Equity Investment Philosophy:

The Adviser manages each of the Fund’s investments with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with “longer-term investment themes” to assess the investment potential of individual companies. Specific investment selection is a “bottom-up” approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

Value:

This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company’s future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies’ shares.

Growth:

This long-term strategy consists of buying and holding equity securities of companies that the Adviser believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

Themes:

To complete the Adviser’s investment philosophy in managing the funds, the investment strategies discussed above are applied in concert with longer-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends arising from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these longer-term trends will enable it to identify companies that are currently or will soon benefit from these trends.

Blended Equity Fund

FUND SUMMARY

Investment Goal  Long-term capital appreciation

Investment Focus  Common stocks of U.S. companies

Share Price Volatility  High

Principal Investment Strategy  Invests in common stocks that the Adviser believes are undervalued in the market

Investor Profile  Investors seeking growth of capital through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective

The Blended Equity Fund seeks long-term capital appreciation by investing in companies that represent good, long-term values not currently recognized in the market prices of their securities.

Investment Strategy

Under normal circumstances, the Blended Equity Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests primarily in common stocks of large capitalization U.S. and, to a lesser extent, foreign companies (i.e., companies with market capitalizations over $5 billion) that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size, including small, high-growth companies.

The Adviser takes a long-term approach to managing the Fund and tries to identify companies with characteristics that will lead to future earnings growth or recognition of their true value. The Adviser looks for companies that are positioned to provide solutions to or benefit from complex social and economic trends, or whose products are early in their life cycle and will experience accelerating growth in the future. In addition, the Adviser invests a smaller portion of the Fund’s assets in a quantitatively selected segment of large capitalization U.S. companies designed to complement the Fund’s core holdings by reducing portfolio volatility and further diversifying the Fund. In considering whether to sell one or more portfolio holdings, the Adviser will generally seek to minimize the tax impact of any such sale(s).

Principal Risks

Since it purchases equity securities, the Blended Equity Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events then larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 22.44% (12/31/98)	Worst Quarter (15.44)% (9/30/01)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 1.88%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Standard & Poor’s 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Blended Equity Fund
Return Before Taxes	26.55%	(0.99)%	9.42%
Return After Taxes on Distributions	26.45%	(1.55)%	8.32%
Return After Taxes on Distributions and Sale of Fund Shares	17.37%	(0.99)%	7.80%
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)*	28.69%	(0.57)%	11.07%

*	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.49%	*
Total Annual Fund Operating Expenses	1.24%
Less Fee Waivers	(0.19)%	**
Net Annual Fund Operating Expenses	1.05%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$107	$375	$663	$1,483

Large Cap Growth Fund

FUND SUMMARY

Investment Goal  Superior, long-term capital appreciation

Investment Focus  Common stocks of large U.S. companies

Share Price Volatility  High

Principal Investment Strategy  Invests in common stocks of large companies that the Adviser believes have above-average growth prospects

Investor Profile  Investors seeking total return through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities of larger companies

Investment Objective

The Large Cap Growth Fund seeks superior, long-term capital appreciation. The Fund invests in larger companies whose growth prospects, in the opinion of the Adviser, appear to exceed that of the overall market. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the Large Cap Growth Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of large companies that have market capitalizations that are consistent with the market capitalizations of companies included in the Russell 1000 Growth Index (the “Index”), as such Index may be reconstituted from time-to-time. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. At present, the companies comprising the Index have an average market capitalization of $81.52 billion. The market capitalizations of the companies in the Fund’s portfolio may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because its market capitalization falls below the market capitalization of companies that qualify for inclusion in the Index. The Adviser focuses on those companies that it believes have above-average growth prospects.

The Adviser takes a long-term approach to managing the Fund and invests in companies with characteristics that it believes will lead to future earnings growth or recognition of their true value. In selecting particular investments, the Adviser applies a bottom-up investment approach designed to identify the best companies in the most rapidly growing industries. Frequently, these are well established companies that are positioned to provide solutions to or benefit from complex social and economic trends. However, the Fund also may invest in smaller, high growth companies when the Adviser expects their earnings to grow at an above-average rate.

Principal Risks

Since it purchases equity securities, the Large Cap Growth Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund also may be subject to risks particular to its investments in medium and small capitalization companies. In particular, medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile then those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter	Worst Quarter
39.37%	(28.35)%
(12/31/98)	(3/31/01)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 6.08%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Russell 1000 Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Large Cap Growth Fund
Return Before Taxes	23.54%	(9.00)%	0.89%*
Return After Taxes on Distributions	23.54%	(9.00)%	0.89%*
Return After Taxes on Distributions and Sale of Fund Shares	15.30%	(7.41)%	0.76%*
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)***	29.75%	(5.11)%	1.29%*	*

*	Since October 1, 1997
**	Since September 30, 1997
***	The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in the Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.60%	*
Total Annual Fund Operating Expenses	1.35%
Less Fee Waivers	(0.30)%	**
Net Annual Fund Operating Expenses	1.05%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$107	$398	$711	$1,598

Optimum Growth Fund

FUND SUMMARY

Investment Goal  Superior, risk-adjusted total return

Investment Focus  Common stocks of U.S. companies

Share Price Volatility  High

Principal Investment Strategy  Invests in common stocks that the Adviser believes have strong growth prospects

Investor Profile  Investors seeking total return through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective

The Optimum Growth Fund seeks superior, risk-adjusted total return. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

The Optimum Growth Fund invests primarily (at least 65% of its assets) in common stocks of U.S. companies that the Adviser believes have growth prospects that exceed those of the overall market. The Fund generally invests in medium to large capitalization companies (i.e., companies with market capitalizations over $1.5 billion) in a variety of industries.

The Adviser takes a long-term approach to managing the Fund and tries to identify high quality companies with consistent or rising earnings growth records. Typically, these companies are industry leaders with the potential to dominate their markets by being the low cost, high quality producers of products or services. In addition to its core portfolio selections, the Adviser further diversifies Fund investments with a structured segment of issuers included in the Russell 1000 Growth Index, which includes growth-oriented issuers selected from among the 1,000 largest U.S. issuers. From this universe, the Adviser systematically selects companies that it believes, based on quantitative screening, complement the Fund’s core holdings by reducing portfolio volatility and further diversifying the Fund.

Principal Risks

Since it purchases equity securities, the Optimum Growth Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund is also subject to risks particular to its investments in medium capitalization companies. In particular, medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 36.33% (12/31/98)	Worst Quarter (25.20)% (3/31/01)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 4.96%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Russell 1000 Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Optimum Growth Fund
Return Before Taxes	23.23%	(7.77)%	5.69%	*
Return After Taxes on Distributions	23.23%	(9.08)%	4.69%	*
Return After Taxes on Distributions and Sale of Fund Shares	15.10%	(6.08)%	5.24%	*
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)***	29.75%	(5.11)%	5.78%	**

*	Since June 1, 1996
**	Since May 31, 1996
***	The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1,000 largest companies in the Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.55%	*
Distribution (12b-1)	0.00%	†
Total Annual Fund Operating Expenses	1.20%
Less Fee Waivers	(0.15)%	**
Net Annual Fund Operating Expenses	1.05%	**

*	The expense information has been restated to reflect current fees.
†	The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended that authorizes the payment of up to 0.25% for the distribution of Fund shares. However, the Plan is not active at this time. The Distributor does not intend to activate the Plan for the Shares class of the Fund during the Fund’s current fiscal year. As a result, the Board of Trustees of the Fund has determined that no fees will be paid by this class of the Fund during the current fiscal year. For more information, see “Distribution of Fund Shares.”
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$107	$366	$645	$1,441

Small Cap Fund

FUND SUMMARY

Investment Goal  Long-term capital appreciation

Investment Focus  Equity securities of small cap U.S. issuers

Share Price Volatility  High

Principal Investment Strategy  Investing in equity securities of smaller companies that are expected to achieve substantial long-term earnings growth

Investor Profile  Investors seeking capital appreciation through a diversified portfolio of securities, and who are willing to tolerate the risks of investing in smaller companies

Investment Objective

The Small Cap Fund seeks long-term capital appreciation by investing primarily in companies with capitalization of $1.5 billion or less.

Investment Strategy

Under normal circumstances, the Small Cap Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of smaller U.S.-based companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The small cap companies in which the Fund invests currently have market capitalizations of $1.5 billion or less. These companies tend to be in the early stages of development and the Adviser believes they have the potential to achieve substantial long-term earnings growth.

In selecting investments for the Fund, the Adviser applies a bottom-up investment approach designed to identify innovative companies whose potential is not yet reflected in their market values. Generally, the Fund invests in companies with market capitalizations of $1.5 billion or less, but the Adviser also considers, to a lesser degree, larger or more mature companies engaged in new or higher growth operations that the Adviser believes will result in accelerated earnings growth.

Principal Risks

Since it purchases equity securities, the Small Cap Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

The small capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, stocks of small capitalization companies may be more volatile than those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 29.04% (6/30/03)	Worst Quarter (24.77)% (9/30/98)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 12.27%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Russell 2000 Index. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Small Cap Fund
Return Before Taxes	48.71%	9.45%	7.10%
Return After Taxes on Distributions	48.71%	9.03%	6.41%
Return After Taxes on Sales of Fund Shares	31.66%	8.04%	5.85%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)*	47.25%	7.13%	9.47%

*	The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.60%
Other Expenses	0.49%	*
Total Annual Fund Operating Expenses	1.09%
Less Fee Waivers	(0.04)	**
Net Annual Fund Operating Expenses	1.05%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$107	$343	$597	$1,325

Value and Restructuring Fund

FUND SUMMARY

Investment Goal  Long-term capital appreciation

Investment Focus  Common stocks of U.S. companies

Share Price Volatility  High

Principal Investment Strategy  Investing in common stocks of companies which the Adviser believes are undervalued by the market and whose share prices are expected to benefit from the value created through restructuring or industry consolidation

Investor Profile  Investors seeking long-term capital appreciation through a diversified portfolio of securities, and who are willing to bear the risks of investing in equity securities

Investment Objective

The Value and Restructuring Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Investment Strategy

The Value and Restructuring Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and, to a lesser extent, foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company’s assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries.

Principal Risks

Since it purchases equity securities, the Value and Restructuring Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Fund is also subject to the risk that an anticipated restructuring or business combination event may fail to occur or occurs and fails to produce reasonably anticipated benefits. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 28.03% (12/31/99)	Worst Quarter (20.46)% (9/30/98)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 5.58%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Russell 1000 Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Value and Restructuring Fund
Return Before Taxes	47.78%	10.39%	15.71%
Return After Taxes on Distributions	47.60%	10.11%	15.12%
Return After Taxes on Distributions and Sale of Fund Shares	31.22%	8.88%	13.84%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)*	30.03%	3.56%	11.88%
*	The Russell 1000 Value Index is an unmanaged index composed of the 1,000 companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 3000 Index. The Russell 3000 Index is composed of the 3,000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.60%
Other Expenses	0.54%
Total Annual Fund Operating Expenses	1.14%	*

*	The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.14%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$116	$362	$628	$1,386

Mid Cap Value Fund

FUND SUMMARY

Investment Goal  Long-term capital appreciation

Investment Focus  Common stocks of U.S. companies

Share Price Volatility  High

Principal Investment Strategy  Investing in common stocks that the Adviser believes are undervalued by the market

Investor Profile  Investors seeking growth of capital through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective

The Mid Cap Value Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the Mid Cap Value Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of mid-sized companies that have market capitalizations that are consistent with the market capitalizations of companies included in the Russell Mid Cap Value Index (“Index”), as such Index may be reconstituted from time-to-time. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. At present, the companies comprising the Index have average market capitalization of $6.32 billion. The market capitalizations of the companies in the Fund’s portfolio may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because the company’s market capitalization falls below or rises above the market capitalization of companies that qualify for inclusion in the Index. The Fund invests primarily in common stocks of U.S. and, to a lesser extent, foreign companies that the Adviser believes are undervalued, at current market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and the Fund may invest in companies of any size, including small, high growth companies.

In selecting investments for the Fund, the Adviser combines fundamental research with valuation constraints to identify companies trading at what the Adviser believes are reasonable prices and displaying characteristics expected to lead to greater recognition of true value. The Adviser believes that events such as restructuring activities and industry consolidations can be the catalysts necessary to realize this value.

Principal Risks

Since it purchases equity securities, the Mid Cap Value Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The medium and small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, stocks of these companies may be more volatile than those of larger companies.

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 26.76% (12/31/99)	Worst Quarter (20.67)% (9/30/02)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 3.94%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to the Russell Mid Cap Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Mid Cap Value Fund
Return Before Taxes	44.64%	13.11%	16.94%	*
Return After Taxes on Distributions	44.58%	10.26%	14.37%	*
Return After Taxes on Distributions and Sale of Fund Shares	29.07%	9.96%	13.72%	*
Russell Mid Cap Value Index (reflects no deduction for fees, expenses, or taxes)***	38.07%	8.73%	12.24%	**
Russell Mid Cap Index (reflects no deduction for fees, expenses, or taxes)****	40.06%	7.23%	10.73%	*

*	Since June 1, 1996
**	Since May 31, 1996
***	The Russell Mid Cap Value Index measures the performance of medium-sized, value-oriented securities.
****	The Russell Mid Cap Index measures the performance of medium-sized securities.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.51%	*
Distribution (12b-1) Fees	0.00%	†
Total Annual Fund Operating Expenses	1.16%
Less Fee Waivers	(0.02)%	**
Net Annual Fund Operating Expenses	1.14%	**

*	The expense information has been restated to reflect current fees.
†	The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended that authorizes the payment of up to 0.25% for the distribution of Fund shares. However, the Plan is not active at this time. The Distributor does not intend to activate the Plan for the Shares class of the Fund during the Fund’s current fiscal year. As a result, the Board of Trustees of the Fund has determined that no fees will be paid by this class of the Fund during the current fiscal year. For more information, see “Distribution of Fund Shares.”
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.14%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, the agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$116	$366	$636	$1,407

Energy and Natural Resources Fund

FUND SUMMARY

Investment Goal  Long-term capital appreciation

Investment Focus  Equity securities of U.S. and foreign energy and natural resources companies

Share Price Volatility  High

Principal Investment Strategy  Investing in equity securities of U.S. and foreign issuers engaged in the energy and natural resources groups of industries

Investor Profile  Investors seeking long-term growth of capital, and who are willing to accept the risks of investing in a non-diversified portfolio of energy and natural resources companies

Investment Objective

The Energy and Natural Resources Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in companies that are in the energy and other natural resources groups of industries. The Fund may also invest, to a more limited extent, in gold and other precious metal bullion and coins.

Investment Strategy

Under normal circumstances, the Energy and Natural Resources Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of U.S. and, to a lesser extent, foreign companies engaged in the energy and natural resources industries. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. These companies include those engaged in the discovery, development, production or distribution of energy or other natural resources and companies that develop technologies and furnish energy and natural resource supplies and services to these companies. In selecting investments for the Fund, the Adviser takes a long-term approach and seeks to identify companies whose value is not recognized in the prices of their securities or with characteristics that will lead to above-average earnings growth.

Energy companies normally will constitute a significant portion of the Fund’s investments, and the Fund typically invests at least 50% of its assets in crude oil, petroleum and natural gas companies. The Fund also may invest a portion of its assets in precious metals, such as gold bullion, and companies engaged in the production of precious metals. The Fund invests in companies of any size, including small, high growth companies.

Principal Risks

The Energy and Natural Resources Fund is subject to the risk that the securities of issuers engaged in the energy and natural resources industries that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund’s investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry. The values of natural resources are affected by numerous factors including events occurring in nature and international politics. For instance, events in nature (such as earthquakes or fires in prime natural resources areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and thereby the value of companies involved in such natural resource.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 21.22% (3/31/00)	Worst Quarter (18.86)% (9/30/02)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 10.18%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Standard & Poor’s 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Energy and Natural Resources Fund
Return Before Taxes	32.81%	13.33%	11.65%
Return After Taxes on Distributions	32.74%	12.04%	10.23%
Return After Taxes on Distributions and Sale of Fund Shares	21.39%	10.92%	9.51%
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)*	28.69%	(0.57)%	11.07%

*	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.60%
Other Expenses	0.61%	*
Total Annual Fund Operating Expenses	1.21%	**

*	The expense information has been restated to reflect current fees.
**	The Adviser has contractually agreed to waive fees expenses in order to keep total operating expenses from exceeding 1.25%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$123	$384	$665	$1,466

Real Estate Fund

FUND SUMMARY

Investment Goal  Current income and long-term capital appreciation

Investment Focus  Equity securities of companies engaged in the real estate business

Share Price Volatility  High

Principal Investment Strategy  Investing in equity securities of real estate investment trusts (REITs) and other issuers engaged in the real estate industry

Investor Profile  Investors seeking current income and long-term growth of capital, and who are willing to accept the risks of investing in a non-diversified portfolio of real estate issuers

Investment Objective

The Real Estate Fund seeks current income and long-term capital appreciation by investing in real estate investment trusts (REITs) and other companies principally engaged in the real estate business. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the Real Estate Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in REITs and other publicly-traded equity securities of U.S. and, to a lesser extent, foreign companies engaged in the real estate industry. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. REITs pool investors’ funds for investment directly in real estate (equity REITs), real estate loans (mortgage REITs), or a combination of the two (hybrid REITs). The Fund intends to invest primarily in equity and hybrid REITs. REITs generally are income producing investments. The Fund also invests in other issuers engaged in the real estate business, such as developers, mortgage lenders and servicers, construction companies and building material suppliers.

The Adviser takes a long-term approach to managing the Fund and seeks to identify companies with characteristics that will lead to above-average earnings growth. The Adviser analyzes demographic and macroeconomic factors to determine regional allocations. Based on its regional allocations, the Adviser selects particular investments based on its analysis of valuation relative to underlying real estate values.

Principal Risks

The Real Estate Fund is subject to the risk that the securities of issuers in the real estate industry that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund’s investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund’s investments in the securities of REITs and companies principally engaged in the real estate industry may subject the Fund to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties and defaults by borrowers or tenants. In addition to these risks, REITs are dependent on specialized management skills and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund’s investments in REITs.

When investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, investments in REITs will cause the Fund to bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 10.79% (6/30/99)	Worst Quarter (10.55)% (9/30/99)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 4.66%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Morgan Stanley REIT Index and the Standard & Poor’s 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Real Estate Fund
Return Before Taxes	31.15%	12.79%	8.15%	*
Return After Taxes on Distributions	29.17%	10.87%	6.20%	*
Return After Taxes on Distributions and Sale of Fund Shares	20.18%	9.83%	5.67%	*
Morgan Stanley REIT Index (reflects no deduction for fees, expenses, or taxes)***	36.74%	14.12%	8.07%	**
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)****	28.69%	(0.57)%	4.10%	**

*	Since October 1, 1997
**	Since September 30, 1997
***	The Morgan Stanley REIT Index is a unmanaged capitalization-weighted index composed of the largest and most actively traded REITs designed to provide a broad measure of real estate equity performance.
****	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses	0.51%	*
Total Annual Fund Operating Expenses	1.51%
Less Fee Waivers	(0.31)%	**
Net Annual Fund Operating Expenses	1.20%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.20%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$122	$447	$794	$1,775

Equity Income Fund

FUND SUMMARY

Investment Goal  Total return through long-term capital appreciation and income

Investment Focus  Common stocks of U.S. companies that historically pay above-average dividends

Share Price Volatility  High

Principal Investment Strategy  Invests in common stocks of companies that the Adviser believes are likely to grow their dividend and/or whose current dividend yield is above average in relation to the S&P 500 Index

Investor Profile  Investors seeking total return through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective

The investment objective of the Equity Income Fund is total return on assets through capital appreciation and income. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

The Equity Income Fund pursues total return through a combination of current income and the disciplined realization of capital gains. In seeking its objective, the Fund aims to generate yield that exceeds the current yield of the S&P 500 Index, although there is no guarantee that the Fund will be able to do so.

The Equity Income Fund invests in stocks that historically pay above-average dividends and that the Adviser believes have strong potential to appreciate in share price. In other words, the Adviser focuses on total return: the sum of current dividend income and future price appreciation, with the aim of generating superior overall performance for investors. The Fund has been in operation for less than one full calendar year and there can be no assurance it will achieve this long term goal.

Under normal circumstances, the Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities. The Equity Income Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests primarily in common stocks, preferreds, convertibles, real estate investment trusts (REITs), and master limited partnerships (MLPs) of U.S. and, to a lesser extent, foreign companies. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size.

The Adviser takes a long-term approach to managing the Fund and through fund research, identifies companies with characteristics that it believes will lead to future dividend and earnings growth or recognition of their true value.

Principal Risks

Since it purchases equity securities, the Equity Income Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that under -

valued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund’s investments in the securities of REITs may subject the Fund to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties and defaults by borrowers or tenants. In addition to these risks, REITs are dependent on specialized management skills and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund’s investments in REITs.

When investing in REITs, in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, investments in REITs will cause the Fund to bear its pro rata portion of the REITs management fees and other expenses. As such, the Fund’s shareholders would indirectly bear the expenses of the Fund and the REITs, some or all of which would be duplicative.

The Fund also may be subject to risks particular to its investments in foreign, medium and small capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than these of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

Performance history will be available for the Fund’s Shares class after it has been in operation for one calendar year. For performance since inception, see Financial Highlights.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.67%	*
Distribution (12b-1) Fees	0.00%	†
Total Annual Fund Operating Expenses	1.42%
Less Fee Waivers	(0.37)%	**
Net Annual Fund Operating Expenses	1.05%	**

*	Percentages are based upon estimated amounts for the current fiscal year.
†	The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended that authorizes the payment of up to 0.25% for the distribution of Fund shares. However, the Plan is not active at this time. The Distributor does not intend to activate the Plan for the Shares class of the Fund during the Fund’s current fiscal year. As a result, the Board of Trustees of the Fund has determined that no fees will be paid by this class of the Fund during the current fiscal year. For more information, see “Distribution of Fund Shares.”
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years
$107	$413

Equity Core Fund

FUND SUMMARY

Investment Goal  Total return through long-term capital appreciation

Investment Focus  Common stocks of U.S. companies

Share Price Volatility  High

Principal Investment Strategy  Invests in a diversified portfolio of companies that the Adviser believes are undervalued in the market

Investor Profile  Investors seeking growth of capital through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective

The Equity Core Fund seeks total return on its assets through long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the Equity Core Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of U.S. companies. The Equity Core Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. These equity securities include common stocks and securities convertible into common stock of U.S. companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size.

The Adviser takes a long-term approach to managing the Fund and is not constrained by any particular investment style. At any given time it may buy “growth” stocks or “value” stocks, or a combination of both types. The Adviser will try to identify companies with characteristics that will lead to future earnings growth or recognition of their true value. The Adviser will consider selling an investment of the Fund if it determines that a stock is overpriced or if a particular stock or group of stocks in the same industry is dominating the Fund’s portfolio.

Principal Risks

Since it purchases equity securities, the Equity Core Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund will also be subject to risks particular to its investments in convertible securities. These securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer’s capital structure and are consequently of higher quality and generally entail less risk than the issuer’s common stock.

The Fund also may be subject to risks particular to its investments in medium and small capitalization companies. The Fund considers medium capitalization companies to generally have market capitalizations between $1.5 billion and $10 billion and small capitalization companies to generally have market capitalizations up to $1.5 billion. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources and may depend on a relatively small management group and therefore, stocks of these companies may be more volatile than those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

Performance history will be available for the Fund’s Shares class after it has been in operation for one calendar year.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.47%	*
Distribution (12b-1) Fees	0.00%	†
Total Annual Fund Operating Expenses	1.22%
Less Fee Waivers	(0.17)%	**
Net Annual Fund Operating Expenses	1.05%	**
*	Percentages based upon estimated amounts for the current fiscal year.
†	The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended that authorizes the payment of up to 0.25% for the distribution of Fund shares. However, the Plan is not active at this time. The Distributor does not intend to activate the Plan for the Shares class of the Fund during the Fund’s current fiscal year. As a result, the Board of Trustees of the Fund has determined that no fees will be paid by this class of the Fund during the current fiscal year. For more information, see “Distribution of Fund Shares.”
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years
$107	$370

International Fund

FUND SUMMARY

Investment Goal  Total return through capital appreciation and income

Investment Focus  Foreign equity securities

Share Price Volatility  High

Principal Investment Strategy  Investing in a diversified portfolio of equity securities of issuers in developed foreign countries and, to a lesser extent, emerging markets

Investor Profile  Investors seeking long-term capital appreciation through a diversified portfolio of securities, and who are willing to accept the risks and price volatility of investing in companies located in foreign countries

Investment Objective

The International Fund seeks total return on its assets through capital appreciation and income.

Investment Strategy

Under normal circumstances, the International Fund invests at least 65% of its assets in equity securities of larger, more established companies located in developed foreign markets, which include most nations in western Europe and the more developed nations in the Pacific Basin and Latin America. The Fund may invest to a lesser extent in less developed countries and regions to capitalize on opportunities in emerging markets. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in a broad range of foreign markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country, region or industry. The Fund will make investments in companies located in emerging markets only where the Adviser believes that such companies’ growth/appreciation potential transcends their location or operations in emerging market countries.

Principal Risks

Since it purchases equity securities, the International Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter	Worst Quarter
38.76%	(20.55)%
(12/31/99)	(9/30/02)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 4.15%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the MSCI EAFE Index and the MSCI ACWI ex U.S. Index. After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
International Fund
Return Before Taxes	42.27%	(0.81)%	2.47%
Return After Taxes on Distributions	42.37%	(1.26)%	1.86%
Return After Taxes on Distributions and Sale of Fund Shares	27.96%	(0.76)%	1.89%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)*	38.59%	(0.05)%	4.47%
MSCI ACWI ex U.S. Index (reflects no deduction for fees, expenses, or taxes)**	41.41%	1.55%	4.66%

*	The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
**	The MSCI ACWI ex U.S. Index is a widely accepted unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses	0.63%	**
Total Annual Fund Operating Expenses	1.63%
Less Fee Waivers	(0.13)%	***
Net Annual Fund Operating Expenses	1.50%	***

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Shares” for more information.
**	The expense information has been restated to reflect current fees.
***	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.50%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$153	$502	$874	$1,922

Pacific/Asia Fund

FUND SUMMARY

Investment Goal  Long-term capital appreciation

Investment Focus  Equity securities of Asian issuers

Share Price Volatility  Very high

Principal Investment Strategy  Investing in a diversified portfolio of equity securities of companies located in Asia

Investor Profile  Investors seeking long-term capital appreciation through a diversified portfolio of securities, and who are willing to accept the risks and possibly extreme price volatility of investing in Asian issuers

Investment Objective

The Pacific/Asia Fund seeks long-term capital appreciation.

Investment Strategy

Under normal circumstances, the Pacific/Asia Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of companies located in Asia and the Pacific Basin, including Australia, New Zealand and India. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The companies in which the Fund invests tend to be larger, more established companies. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in the Pacific Basin markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country or industry.

Principal Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that Pacific Basin equity securities may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund invests primarily in securities of issuers located in a single geographic region—the Pacific Basin. The economic and political environments of countries in a particular region frequently are interrelated and the value of regional markets and issuers often will rise and fall together. As a result, the Fund is subject to the risk that political and economic events will affect a larger portion of the Fund’s investments than if the Fund’s investments were more geographically diversified. The Fund’s focus on the Pacific Basin also increases its potential share price volatility.

The Pacific Basin economies have experienced considerable difficulties, including, at various times, high inflation rates, high interest rates and currency devaluations. As a result, Pacific Basin securities markets have experienced extraordinary volatility. Continued growth of the Pacific Basin economies and securities markets will require sustained economic and fiscal discipline, which has been lacking in the past, as well as continued commitment to governmental reforms. Development also may be influenced by international economic conditions, particularly those in the United States and Japan, and by world demand for goods produced in Pacific Basin countries.

In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Investing in foreign countries poses additional risks since political and economic events unique to the Pacific Basin region, or any constituent country, will affect these markets and their issuers. Such events will not necessarily affect the

U.S. economy or similar issuers located in the United States. The risks will be even greater for investments in emerging market countries since political turmoil and rapid changes are more likely to occur in these countries. The financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 40.02% (12/31/99)	Worst Quarter (21.14)% (12/31/97)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 5.65%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the MSCI AC Asia Pacific Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Pacific/Asia Fund
Return Before Taxes	42.12%	6.14%	(1.15)%
Return After Taxes on Distributions	42.12%	5.86%	(1.94)%
Return After Taxes on Distributions and Sale of Fund Shares	27.38%	5.20%	(1.40)%
MSCI AC Asia Pacific Index (reflects no deduction for fees, expenses, or taxes)*	43.08%	3.27%	(0.85)%

*	MSCI AC Asia Pacific Index is a widely-accepted, unmanaged index composed of 10 developed and emerging market countries. The Index aims to capture 85% of the free float adjusted market capitalization in each industry group, in each country, for those securities not subject to foreign ownership restrictions.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses	0.70%	**
Total Annual Fund Operating Expenses	1.70%
Less Fee Waivers	(0.20)%	***
Net Annual Fund Operating Expenses	1.50%	***

*	This redemption fee is charged if you sell your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information.
**	The expense information has been restated to reflect current fees.
***	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.50%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$153	$516	$904	$1,992

Emerging Markets Fund

FUND SUMMARY

Investment Goal  Long-term capital appreciation

Investment Focus  Equity securities of emerging markets issuers

Share Price Volatility  Very High

Principal Investment Strategy  Investing in a diversified portfolio of equity securities of companies located in emerging markets

Investor Profile  Investors seeking long-term capital appreciation through a diversified portfolio of securities, and who are willing to accept the risks and extreme price volatility of investing in emerging markets issuers

Investment Objective

The Emerging Markets Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the Emerging Markets Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of companies located in emerging market countries. The Emerging Markets Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Emerging market countries are those that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in emerging markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country or industry.

Principal Risks

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that emerging market securities may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 59.10% (12/31/99)	Worst Quarter (24.79)% (9/30/01)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 2.31%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the MSCI Emerging Markets Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Since Inception
Emerging Markets Fund
Return Before Taxes	63.90%	11.79%	0.44%	*
Return After Taxes on Distributions	63.97%	11.79%	0.37%	*
Return After Taxes on Distributions and Sale of Fund Shares	42.01%	10.36%	0.37%	*
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)***	55.82%	10.51%	3.52%	**

*	Since January 2, 1998
**	Since December 31, 1997
***	MSCI Emerging Markets Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 26 global emerging market countries.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.25%
Other Expenses	0.67%
Total Annual Fund Operating Expenses	1.92%
Less Fee Waivers	(0.22) %**
Net Annual Fund Operating Expenses	1.70%**

*	This redemption fee is charged if you sell your shares within 30 days of the date of purchase. See “How to Sell Your Fund Shares” for more information.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.70%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s net fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$173	$582	$1,016	$2,225

More Information About Risks

All Funds

Equity Risk

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these types of equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Management Risk

The Adviser continuously evaluates each Fund’s holdings, purchases and sales with a view to achieving a Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. If the Adviser is incorrect in its assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Funds may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Funds’ investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk

The Funds may not be able to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk

Foreign governments may expropriate the Funds’ investments either directly by restricting the Funds’ ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Funds’ investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Funds to pursue and collect a legal judgment against a foreign government.

Frequent Trading

The Funds discourage frequent trading (including by means of exchanges) and maintain procedures designed to deter market timing activity. Frequent trading of mutual fund shares within short periods of time poses the risk of lower returns for long-term shareholders of a Fund, as these so-called “market timers” capture short-term gains that would otherwise be shared by all shareholders of a Fund. Frequent trading may also result in lower Fund returns by increasing transaction costs or by effectively making fewer assets available for investment due to the need to retain cash to satisfy redemptions. While the Funds adopted these policies and procedures, there can be no guarantee that all such activity will in fact be identified or that such activity can be completely eliminated.

The ability of a Fund and its agents to detect and curtail frequent trading practices may be limited by operational systems and technological limitations. For example, a Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be permitted or facilitated by these intermediaries, particularly with regard to intermediaries that aggregate their client positions and trading activity in an omnibus account with a Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account, the identity of the particular shareholder(s) may not be not known to the Fund and the Fund must rely on the financial intermediaries to identify frequent trading.

Each Fund will reject purchase orders from persons whom the Fund has found to engage in frequent trading in contravention of the Fund’s procedures. The Funds currently do not treat the following types of purchases, redemptions and exchanges as prohibited frequent trading (collectively, “Transactions”): (i) Transactions solely in money market funds; (ii) Transactions resulting from bona fide investment decisions of a professional investment adviser or other institution with respect to eligible asset allocation programs; (iii) Transactions involving shares acquired through the reinvestment of dividends and capital gains; (iv) Transactions by an investor who has established an eligible automated purchase, exchange, rebalancing or redemption plan with the Funds; (v) Transactions resulting from the death or disability of a shareholder; (vi) Transactions involving shares transferred from another account in the same Fund or shares converted from another class of shares of the same Fund (provided, however, any applicable redemption fee period is carried over); and (vii) Transactions initiated by a Fund (e.g, for failure to meet applicable account minimums). Each Fund reserves the right to amend these categories and to determine whether a particular transaction qualifies for any such category, at its discretion. To the extent disclosed in this prospectus, certain Funds impose redemption fees on redemptions (including exchanges) within 30 days of purchase. Those Funds exempt from redemption fees (i) Transactions and (ii) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Excelsior Funds as an investment vehicle. Each Fund retains the right to reject any purchase order, to amend exemptions to the redemption fee policy (with respect to those Funds that have a redemption fee), and to change or cancel exchange privileges at any time, in each case at each Fund’s discretion.

The Blended Equity, Large Cap Growth, Optimum Growth, Small Cap, Value and Restructuring, Mid Cap Value, Equity Income and Equity Core Funds only

Small Cap Risk

The smaller capitalization companies in which the Funds may invest, which generally have market capitalizations up to $1.5 billion, may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, small capitalization stocks may be more volatile than those of larger companies.

Mid Cap Risk

The medium capitalization companies in which the Funds may invest have market capitalizations that are consistent with the capitalizations of companies included in the Russell Mid Cap Value Index as such Index may be reconstituted from time-to-time. At present the companies comprising the Index have average market capitalizations of $6.32 billion. Medium capitalization companies may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

Technology Risk

The Funds may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the technology market sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of com -

panies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, a Fund’s investment in technology companies may subject it to more volatile price movements.

The Real Estate Fund only

Mortgage-Backed Securities

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

The International, Pacific/Asia and Emerging Markets Funds only

Emerging Market Risk

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund’s objective. A Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of each Fund. These investments and strategies are described in detail in the Funds’ Statements of Additional Information.

Management’s Discussion of Fund Performance for the Equity Income Fund

The Equity Income Fund invests in a diversified selection of stocks that pay above-average dividends or have the potential to grow their dividends at above average rates. The Fund aims to generate yield that exceeds the current yield of the S&P 500 Index. In the fiscal third quarter, the Fund benefited from a sharp rise in general equities, however, our results were slightly hindered by strong inflows coincident with a strong surge in the stock market in the early part of the quarter. In the fiscal fourth quarter, investors sought to align their holdings with more sustainable economic growth, following the economy’s lift-off, and rotated from one economic sector to another, aiming for the industry most likely to benefit from the future trend of earnings. Our investment commitment, which is focused on income, exhibited such less volatility than the market overall and was rewarded with modest, positive return, which bested negative results for the Dow Jones Industrial Average and the NASDAQ Composite Index, while falling only slightly beyond the S&P 500 Index. We believe we have positioned the Fund to benefit from economic recovery and tried to minimize the potential negative impact from rising interest rates.

Investment Adviser

United States Trust Company of New York and U.S. Trust Company, N.A., acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firms and the nation’s largest electronic brokerage firm, in each case measured by customer assets. At June 30, 2004, Schwab served 7.5 million active accounts with $996.3 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, “U.S. Trust”) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On June 30, 2004, U.S. Trust had approximately $137.0 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. and the Board of Trustees of Excelsior Funds Trust supervise the Adviser and establish policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2004, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, of:

Blended Equity Fund	0.69%
Large Cap Growth Fund	0.66%
Optimum Growth Fund	0.43%
Small Cap Fund	0.48%
Value and Restructuring Fund	0.50%
Mid Cap Value Fund	0.45%
Energy and Natural Resources Fund	0.51%
Real Estate Fund	0.89%
International Fund	0.93%
Pacific/Asia Fund	0.91%
Emerging Markets Fund	1.02%

For the Equity Income Fund and the Equity Core Fund, the advisory fees payable to the Adviser, before waivers, are 0.75% of the Funds’ average daily net assets.

The Adviser has contractually agreed to waive fees to keep the Funds’ net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for each Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, the agreement will renew automatically for the Funds’ next fiscal year unless the Adviser or Excelsior Funds, Inc. or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Funds’ next fiscal year.

Portfolio Managers

Leigh H. Weiss, Bruce Tavel and Nischal Pai, CFA, serve as the Blended Equity Fund’s portfolio co-managers. Mr. Weiss, Mr. Tavel and Mr. Pai are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Weiss, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1993. He has served as the Fund’s portfolio manager or co-manager since 1996. Mr. Tavel, a Managing Director, has been with U.S. Trust since 1988 and has over 20 years experience in the execution of decision support systems at U.S. Trust and previously at Lehman Asset Management, where he was director of institutional computer services. Mr. Pai, a Senior Vice President and Senior Portfolio Manager, has been with U.S. Trust since 2000. Prior to joining U.S. Trust, he was a Vice President at Deutsche Asset Management (formerly Bankers Trust) from 1997 to 2000 and a business analyst at State Street Global Advisors.

David J. Williams and Timothy Evnin serve as the Value and Restructuring Fund’s portfolio co-managers. Mr. Williams is primarily responsible for the day-to-day management of the Fund’s portfolio. He has served as the Fund’s portfolio manager or co-manager since the Fund’s inception. Mr. Williams, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. Mr. Evnin, a Managing Director and Senior Portfolio Manager in the Investment Management Division, has been with U.S. Trust since 1987.

Douglas H. Pyle and Jennifer Byrne, CFA, serve as the Small Cap Fund’s portfolio co-managers. Mr. Pyle is primarily responsible for the day-to-day management of the Fund’s portfolio. He is a Managing Director of U.S. Trust Company, and has been with U.S. Trust since 1999. Prior to his employment with U.S. Trust, Mr. Pyle served as Chief Investment Officer of Radnor Capital Management. Prior to joining Radnor Capital Management, he was a general partner and Managing Partner at Cashman, Farrell and Associates. Before that, he was a First Vice President with Shearson Lehman Brothers, where he was responsible for research and portfolio management. Ms. Byrne, a Senior Vice President, oversees institutional client portfolio management at U.S. Trust. Prior to joining U.S. Trust, she held a similar position at Radnor Capital Management. Before that, she was Chief Investment Officer at AMA Investment Advisers where she managed several equity mutual funds and supervised the management of the firm’s other funds. Ms. Byrne began her career as a Security Analyst with Butcher & Singer.

Michael E. Hoover serves as the Energy and Natural Resources Fund’s portfolio manager. Mr. Hoover is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Hoover is a Managing Director and Senior Analyst and has been with U.S. Trust since 1989. He has served as the Fund’s portfolio manager or co-manager since 1995.

Joan Ellis serves as the Real Estate Fund’s portfolio manager. Ms. Ellis is primarily responsible for the day-to-day management of the Fund’s portfolio. Ms. Ellis, a Senior Vice President, has been with U.S. Trust since 1984 and has served as the Fund’s manager or co-manager since its inception.

Timothy Evnin and John McDermott, CFA, serve as the Mid Cap Value Fund’s portfolio co-managers. Mr. Evnin and Mr. McDermott are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Evnin, a Managing Director and Senior Portfolio Manager in the Investment Management Division, has been with U.S. Trust since 1987. Mr. McDermott, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1996.

Thomas W. Vail and Brian V. DiRubbio have served as the Equity Income Fund’s portfolio co-managers since 2003. Mr. Vail and Mr. DiRubbio are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Vail, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1993. Mr. DiRubbio, a Vice President and Portfolio Manager, has been with U.S. Trust since 1997.

Thomas M. Galvin, CFA and Charles Ryan serve as the portfolio co-managers for the Large Cap Growth Fund. Mr. Galvin, President and Chief Investment Officer of the Growth Equity Division, which manages large-cap growth investments, has been with U.S. Trust since February 2003. Prior to joining U.S. Trust, Mr. Galvin spent nearly five years as Chief Investment Officer and equity strategist of Credit Suisse First Boston (CSFB) in New York and Donaldson, Lufkin & Jenrette, which was acquired by CSFB. With more than 20 years of experience as a leading equity strategist and securities analyst, Mr. Galvin was named to Institutional Investor’s All-American Research Team for portfolio strategy from 1999 to 2002. Earlier, from 1992 to 1995, Institutional Investor had named him to its All-American Research Team for research coverage, and The Wall Street Journal named him to its All-Star Analyst Team from 1994 through 1996. Mr. Ryan, a Managing Director and Portfolio Manager in the Growth Equity Group Division of U.S. Trust, has been with U.S. Trust since April of 2001. His responsibilities include primary research for the consumer sector and secondary research for health care related companies and financial stocks. Prior to joining the Growth Equity Group, Mr. Ryan was with BNY Asset Management, the investment arm of The Bank of New York, where he was Head of the Institutional Equity Division from 1994 to March of 2001. Mr. Ryan’s responsibilities included product management for BNY Asset Management Sector’s Institutional Equity Division, and he served on the Bank’s investment Policy Committee. Mr. Ryan is a member of the Association for Investment Management and Research, as well as the New York Society of Security Analysts.

Richard Bayles serves as the portfolio manager for the Equity Core Fund. Mr. Bayles, has been with U.S. Trust since 1990 as a Senior Vice President and Senior Portfolio Manager in the Personal Investment Division. Mr. Bayles is a member of U.S. Trust’s Portfolio Policy Committee.

Related Performance — Equity Core Fund

The following table compares the historical performance of U.S. Trust’s Equity Core Composite, which consists of accounts managed by Richard Bayles, the portfolio manager of the Equity Core Fund, with the S&P 500, a widely recognized, unmanaged index of common stock prices. The investment objectives, policies, strategies and risks of the Composite are substantially similar to those of the Equity Core Fund. Prior performance of the Composite does not represent historical performance of the Equity Core Fund, nor is it an indication or guarantee of future performance of the Equity Core Fund or the Composite. Consequentially, potential investors should not consider this data as an indication of the future performance of the Equity Core Fund.

Performance data for the Composite is shown net of fees and expenses. Such information has not been audited by the Adviser of the Equity Core Fund. The accounts comprising the Composite are not subject to certain limitations, diversification requirements and other restrictions imposed on the Equity Core Fund by the Investment Company Act of 1940, as amended or Subchapter M of the Internal Revenue Code of 1986, as amended. Returns of the Composite may have been lower if the constituent accounts had been regulated as investment companies under the federal securities or tax laws.

The performance results are calculated on a time-weighted, size-weighted basis and are presented net of all transaction fees. Performance is shown after the deduction of the highest possible net management fee charged to any advisory account of the Adviser (.70%). The estimated annual operating expenses for the Equity Core Fund are 1.05%. Use of the Equity Core Fund’s estimated annual operating expenses would result in lower net returns for the Composite.

	Total Returns as of December 31, 2003
	1 Year	3 Year	5 Year	10 Year
Composite	23.75%	(1.54)%	5.62%	13.02%
S&P 500 Index	28.69%	(4.05)%	(0.57)%	11.07%

David J. Linehan and Donald Elefson serve as the portfolio co-managers for the International Fund, the Pacific/Asia Fund and the Emerging Markets Fund. Mr. Linehan is a Managing Director and has served for various periods as the portfolio manager or co-manager of the International Fund, the Emerging Markets Fund and the Pacific/Asia Fund since joining U.S. Trust in 1998. From August 1995 to July 1998, he was an international investment manager with Cowen Asset Management in New York. Mr. Elefson is a Senior Vice President and has been a portfolio manager or co-manager of the Emerging Markets Fund since 1999. Mr. Elefson has served as portfolio co-manager of the International Fund and the Pacific/Asia Fund since 2004. He has been with U.S. Trust since 1998. From 1994 to 1998, he was a portfolio manager with Smith Barney.

All investment decisions for the Optimum Growth Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee.

Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have been providing full cooperation with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

As previously disclosed, five class action suits have been filed against the Companies and the Adviser: Mike Sayegh v. Janus Capital Corp. et al., (filed October 22, 2003 in Los Angeles Superior Court); James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States Dis -

trict Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details vary, in general each suit alleges that the Adviser, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of the Companies. Each seeks unspecified monetary damages and related equitable relief.

Earlier this year, the Judicial Panel on Multi-District Litigation issued orders transferring numerous actions involving allegations of mutual fund late trading and market timing against various mutual fund companies to the United States District Court for the District of Maryland, for coordinated or consolidated pre-trial proceedings (“MDL 1586”). The class actions against the Adviser and the Companies have been consolidated by the Maryland court, a lead plaintiff has been appointed for such actions and the lead plaintiff has been given until September 29, 2004 to file a consolidated amended complaint in such actions.

In addition, a derivative action purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust has been filed in the Southern District of New York on May 22, 2004 against the Adviser, the Companies, and certain directors of the Companies alleging violations of Section 36 of the Investment Company Act, 15 U.S.C. § 80a-35(b) and breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices. That action is styled Richard Elliott v. Charles Schwab Corporation, et al., No. 04 CV 2262, and the Adviser expects that it ultimately will also be transferred to MDL 1586.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell and exchange shares of the Funds.

How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail
•	Telephone
•	Wire
•	Automatic Investment Program, or
•	Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to “Excelsior Funds” and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA # 011000028

DDA # 99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds has adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. Excelsior Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, Excelsior Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Offices of Foreign Assets Control) regulations, (ii) where a Fund or its agent detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a “Business Day”). A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after a Fund receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time (the “Evaluation Time”)). So, for you to receive the current Business Day’s NAV, a Fund must receive your purchase request in good order before the Evaluation Time.

How We Calculate NAV

NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors and the Board of Trustees, as the case may be. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost which approximates their market value.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of a Fund’s investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases

To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in any Fund. Your subsequent investments must be made in amounts of at least $50. A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program

If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares

You may sell shares directly by:

•	Mail
•	Telephone
•	Systematic Withdrawal Plan, or
•	Automated Clearinghouse (ACH)

Holders of Fund shares may sell (sometimes called “redeem”) shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

For the International, Pacific/Asia and Emerging Markets Funds, a redemption fee of 2.00% of the value of the shares redeemed or exchanged will be imposed on shares in a Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Funds or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the appropriate Fund. Each Fund reserves the right, at its discretion, to waive, modify or terminate the redemption fee. No redemption fee will be charged on redemptions and exchanges involving (i) those that occur as a result of a bona fide investment policy committee decision of a recognized financial institution with respect to an asset allocation program, (ii) shares acquired through the reinvestment of dividends or capital gains distributions, (iii) shares redeemed as part of a systematic withdrawal plan that represent 4% or less of the investor’s investment subject to the plan account, or (iv) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Excelsior Funds as an investment vehicle. For purposes of omnibus accounts, the redemption fee will be determined at the sub-account level.

Systematic Withdrawal Plan

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in our Statement of Additional Information.

How to Exchange Your Shares

You may exchange your Shares on any Business Day for the Shares class of any portfolio of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., or Excelsior Funds Trust. In order to protect other shareholders, your exchanges may be limited if it is in the best interests of the Funds and their shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500. If you recently purchased shares by check you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

There is a 2.00% redemption fee on shares exchanged within 30 days of purchase of the International, Pacific/Asia and Emerging Markets Funds. See “How to Sell Your Shares” above for more information.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements and other administrative services. The Adviser, out of its own resources, may additionally compensate certain organizations for providing these services.

Distribution of Fund Shares

The Optimum Growth, Mid Cap Value, Equity Income and Equity Core Funds have adopted a distribution plan that allows shares of the Funds to pay distribution fees for the sale and distribution of their shares in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of each Fund’s outstanding shares. However, fees are not currently being paid under the distribution plan. If the distribution plan is ever implemented, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of a Fund’s assets continuously.

To the extent allowable under NASD rules, the Funds’ distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

Dividends and Distributions

Each Fund distributes dividends from its income quarterly, except the International, Pacific/Asia and Emerging Markets Funds, which distribute dividends semi-annually.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Each Fund contemplates distributing substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend or ordinary income. Distributions from the Real Estate Fund generally will not qualify for the lower tax rate applicable to qualifying dividend income.

It is expected that the International, Pacific/Asia and Emerging Markets Funds will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Since these Funds are expected to hold predominantly securities of foreign companies, these Funds may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable unless debt financed.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds’ Statements of Additional Information.

Financial Highlights

The tables that follow present performance information about the Shares class of each Fund, except for the Equity Core Fund, which has not been operational for a full year. The Equity Income Fund also has not been operational for a full year, however, performance information is presented for a six-month period. This information is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent registered public accounting firm. Their report, along with each Fund’s financial statements, are incorporated by reference into the Funds’ Statements of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7297).

BLENDED EQUITY FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$25.67	$35.17	$35.99	$50.63	$42.51

Income From Investment Operations
Net Investment Income	0.14	0.17	0.10	0.01	0.03
Net Gains (Losses) on Investments (both realized and unrealized)	7.99	(7.97)	(0.67)	(13.31)	9.54

Total From Investment Operations	8.13	(7.80)	(0.57)	(13.30)	9.57

Less Distributions
Dividends From Net Investment Income	(0.16)	(0.15)	(0.08)	(0.01)	(0.06)
Distributions From Net Realized Gain on Investments	0.00	(1.55)	(0.17)	(1.33)	(1.39)

Total Distributions	(0.16)	(1.70)	(0.25)	(1.34)	(1.45)

Net Asset Value, End of Year	$33.64	$25.67	$35.17	$35.99	$50.63

Total Return	31.75%	(22.45)%	(1.58)%	(26.72)%	22.90%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$573.24	$469.01	$683.10	$724.18	$993.41
Ratio of Net Operating Expenses to Average Net Assets	0.99%	0.96%	0.97%	0.99%	0.97%
Ratio of Gross Operating Expenses to Average Net Assets1	1.10%	1.11%	1.08%	1.06%	1.02%
Ratio of Net Investment Income to Average Net Assets	0.45%	0.59%	0.29%	0.03%	0.08%
Portfolio Turnover Rate	24%	36%	43%	36%	24%

Notes:

1.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

LARGE CAP GROWTH FUND

	Year Ended March 31,
	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$5.79		$8.83	$10.06	$18.98	$14.30

Income From Investment Operations
Net Investment Loss	(0.05)[2]		(0.01)[2]	(0.06)	(0.08)	(0.06)
Net Gains (Losses) on Investments (both realized and unrealized)	1.97	[2]	(3.03)[2]	(1.17)	(8.84)	4.74

Total From Investment Operations	1.92		(3.04)	(1.23)	(8.92)	4.68

Net Asset Value, End of Year	$7.71		$5.79	$8.83	$10.06	$18.98

Total Return	33.16%		(34.43)%	(12.23)%	(47.00)%	32.73%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$127.23		$73.89	$189.25	$277.50	$498.31
Ratio of Net Operating Expenses to Average Net Assets	1.05%		1.04%	1.00%	1.01%	1.01%
Ratio of Gross Operating Expenses to Average Net Assets[1]	1.18%		1.21%	1.10%	1.08%	1.07%
Ratio of Net Investment Loss to Average Net Assets	(0.74)%		(0.21)%	(0.50)%	(0.50)%	(0.48)%
Portfolio Turnover Rate	79%		56%	10%	20%	20%

Notes:

1.  Expense ratio before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

2.  For comparative purposes per share amounts are based on average shares outstanding.

OPTIMUM GROWTH FUND

	Year Ended March 31,
	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$8.16		$11.76	$12.94	$30.57	$27.40

Income From Investment Operations
Net Investment Loss	(0.04)[1]		(0.01)[1]	(0.20)[1]	(0.10)	(0.11)
Net Gains (Losses) on Investments (both realized and unrealized)	2.51	[1]	(3.59)[1]	(0.98)[1]	(12.08)	7.16

Total From Investment Operations	2.47		(3.60)	(1.18)	(12.18)	7.05

Less Distributions
Dividends From Net Investment Income	0.00		(0.00)[3]	0.00	0.00	0.00
Distributions From Net Realized Gains on Investments	0.00		0.00	0.00	(5.45)	(3.88)

Total Distributions	0.00		0.00	0.00	(5.45)	(3.88)

Net Asset Value, End of Year	$10.63		$8.16	$11.76	$12.94	$30.57

Total Return	30.27%		(30.60)%	(9.12)%	(45.34)%	27.40%
Ratios/Supplemental Data
Net Assets at end of Period (in millions)	$5.08		$4.86	$8.75	$13.25	$21.97
Ratio of Net Operating Expenses to Average Net Assets	1.03%		1.04%	1.04%	1.05%	1.05%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1.29%		1.16%	1.32%	1.20%	1.18%
Ratio of Net Investment Loss to Average Net Assets	(0.43)%		(0.13)%	(0.37)%	(0.53)%	(0.43)%
Portfolio Turnover	97%		61%	43%	46%	44%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.
3.	Amount represents less than $0.01 per share.

SMALL CAP FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$8.47	$12.19	$10.06	$15.39	$9.27

Income From Investment Operations
Net Investment Income (Loss)	(0.02)[3]	(0.03)[3]	0.03	0.07	0.00
Net Gains (Losses) on Investments (both realized and unrealized)	6.14 [3]	(3.69)[3]	2.14	(4.41)	6.12

Total From Investment Operations	6.12	(3.72)	2.17	(4.34)	6.12

Less Distributions
Dividends From Net Investment Income	0.00	0.00	(0.04)[1]	(0.07)	0.00
Distributions From Net Realized Gain on Investments	0.00	0.00	0.00	(0.92)	0.00

Total Distributions	0.00	0.00	(0.04)	(0.99)	0.00

Net Asset Value, End of Year	$14.59	$8.47	$12.19	$10.06	$15.39

Total Return	72.26%	(30.52)%	21.61%	(28.69)%	65.91%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$352.46	$156.32	$171.60	$87.18	$107.94
Ratio of Net Operating Expenses to Average Net Assets	0.83%	0.83%	0.84%	0.89%	0.92%
Ratio of Gross Operating Expenses to Average Net Assets[2]	0.98%	1.05%	0.98%	1.04%	1.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.20)%	(0.31)%	0.19%	0.57%	0.01%
Portfolio Turnover Rate	82%	105%	144%	132%	134%

Notes:

1.  Includes a return of capital of $(0.01).

2.  Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

3.  For comparative purposes per share amounts are based on average shares outstanding.

VALUE AND RESTRUCTURING FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$23.66	$32.63	$30.69	$33.89	$23.88

Income From Investment Operations
Net Investment Income	0.24	0.17	0.08	0.60	0.07
Net Gains (Losses) on Investments (both realized and unrealized)	13.90	(9.01)	1.94	(3.21)	10.03

Total From Investment Operations	14.14	(8.84)	2.02	(2.61)	10.10

Less Distributions
Dividends From Net Investment Income	(0.23)	(0.13)	(0.08)	(0.59)	(0.09)
Distributions From Net Realized Gain on Investments	0.00	0.00	0.00	0.00	0.00

Total Distributions	(0.23)	(0.13)	(0.08)	(0.59)	(0.09)

Net Asset Value, End of Year	$37.57	$23.66	$32.63	$30.69	$33.89

Total Return	60.06%	(27.13)%	6.60%	(7.74)%	42.41%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$3,244.85	$1,558.72	$2,408.05	$1,822.71	$1,207.24
Ratio of Net Operating Expenses to Average Net Assets	0.99%	0.99%	0.94%	0.95%	0.90%
Ratio of Gross Operating Expenses to Average Net Assets1	1.14%	1.12%	1.02%	1.02%	1.03%
Ratio of Net Investment Income to Average Net Assets	0.78%	0.65%	0.27%	1.66%	0.25%
Portfolio Turnover Rate	4%	16%	8%	15%	20%

Notes:

1.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

MID CAP VALUE FUND

	Year Ended March 31,
	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.24		$13.29	$11.99	$21.34	$15.35

Income From Investment Operations:
Net Investment Income	0.03	[1]	0.02 [1]	0.27 [1]	0.37	0.01
Net Gains (Losses) on Investments (both realized and unrealized)	5.51	[1]	(3.05)[1]	1.41 [1]	(1.27)	6.35

Total From Investment Operations	5.54		(3.03)	1.68	(0.90)	6.36

Less Distributions:
Dividends From Net Investment Income	(0.03)		(0.02)	(0.02)	(0.37)	(0.05)
Distributions From Net Realized Gains on Investments	0.00		0.00	(0.36)	(8.08)	(0.32)

Total Distributions	(0.03)		(0.02)	(0.38)	(8.45)	(0.37)

Net Asset Value, End of Year	$15.75		$10.24	$13.29	$11.99	$21.34

Total Return	54.21%		(22.81)%	14.23%	(0.84)%	41.60%
Ratios/Supplemental Data
Net Assets at end of Period (in millions)	$186.72		$81.15	$50.48	$2.37	$0.34
Ratio of Net Operating Expenses to Average Net Assets	0.99%		1.01%	1.05%	1.03%	1.05%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1.23%		1.15%	1.16%	1.26%	1.20%
Ratio of Net Investment Income to Average Net Assets	0.24%		0.20%	0.59%	0.97%	0.02%
Portfolio Turnover	13%		28%	24%	95%	45%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

ENERGY AND NATURAL RESOURCES FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$11.72	$14.40	$15.41	$15.21	$11.02

Income From Investment Operations
Net Investment Income	0.06	0.04	0.10	0.07	0.04
Net Gains (Losses) on Investments (both realized and unrealized)	4.71	(2.67)	(0.58)	1.60	4.72

Total From Investment Operations	4.77	(2.63)	(0.48)	1.67	4.76

Less Distributions
Dividends From Net Investment Income	(0.04)	(0.05)	(0.10)	(0.07)	(0.06)
Distributions From Net Realized Gain on Investments	0.00	0.00	(0.43)	(1.40)	(0.51)

Total Distributions	(0.04)	(0.05)	(0.53)	(1.47)	(0.57)

Net Asset Value, End of Year	$16.45	$11.72	$14.40	$15.41	$15.21

Total Return	40.84%	(18.30)%	(2.82)%	11.98%	44.61%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$150.04	$92.44	$129.17	$102.85	$71.13
Ratio of Net Operating Expenses to Average Net Assets	0.99%	1.01%	0.98%	0.99%	0.97%
Ratio of Gross Operating Expenses to Average Net Assets[1]	1.13%	1.19%	1.12%	1.05%	1.08%
Ratio of Net Investment Income to Average Net Assets	0.45%	0.35%	0.77%	0.46%	0.37%
Portfolio Turnover Rate	91%	78%	73%	59%	138%

Notes:

1.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

REAL ESTATE FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$6.61	$7.10	$6.09	$5.21	$5.50

Income From Investment Operations
Net Investment Income	0.29 [3]	0.28 [3]	0.31	0.33	0.34
Net Gains (Losses) on Investments (both realized and unrealized)	2.64 [3]	(0.52)[3]	1.01	0.89	(0.31)

Total From Investment Operations	2.93	(0.24)	1.32	1.22	0.03

Less Distributions
Dividends From Net Investment Income	(0.31)	(0.25)	(0.31)[1]	(0.34)[1]	(0.32)
Dividends From Net Realized Gain on Investments	(0.06)	0.00	0.00	0.00	0.00

Total Distributions	(0.37)	(0.25)	(0.31)	(0.34)	(0.32)

Net Asset Value, End of Year	$9.17	$6.61	$7.10	$6.09	$5.21

Total Return	45.65%	(3.49)%	22.37%	24.03%	0.58%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$122.87	$79.37	$91.31	$44.24	$33.70
Ratio of Net Operating Expenses to Average Net Assets	1.20%	1.17%	1.20%	1.20%	1.20%
Ratio of Gross Operating Expenses to Average Net Assets2	1.35%	1.23%	1.33%	1.36%	1.41%
Ratio of Net Investment Income to Average Net Assets	3.67%	4.09%	4.53%	5.52%	6.17%
Portfolio Turnover Rate	38%	23%	25%	29%	27%

Notes:

1.	Includes a return of capital of $(0.08) and $(0.02) for the years ended March 31, 2001 and March 31, 2002, respectively.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.
3.	For comparative purposes per share amounts are based on average shares outstanding.

EQUITY INCOME FUND

	Period Ended March 31, 2004[1]
Net Asset Value, Beginning of Year	$7.00

Income From Investment Operations
Net Investment Income	0.07
Net Gains on Investments (both realized and unrealized)	0.73

Total From Investment Operations	0.80

Less Distributions
Dividends From Net Investment Income	(0.04)
Distributions From Net Realized Gain on Investments	0.00

Total Distributions	(0.04)

Net Asset Value, End of Year	$7.76

Total Return	11.48%	[2]
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$100.02
Ratio of Net Operating Expenses to Average Net Assets	1.05%	[3]
Ratio of Gross Operating Expenses to Average Net Assets[4]	1.17%	[3]
Ratio of Net Investment Income to Average Net Assets	2.44%	[3]
Portfolio Turnover Rate	6%	[3]

Notes:

1.	Commenced operations on September 30, 2003.
2.	Not annualized.
3.	Annualized.
4.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

INTERNATIONAL FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$6.83	$9.75	$11.75	$20.02	$12.52

Income From Investment Operations
Net Investment Income (Loss)	0.09	0.10	0.03	(0.05)	(0.03)
Net Gains or (Losses) on Investments (both realized and unrealized)	4.44	(2.99)	(1.43)	(7.49)	7.57

Total From Investment Operations	4.53	(2.89)	(1.40)	(7.54)	7.54

Less Distributions
Dividends From Net Investment Income	(0.08)	(0.03)	(0.08)	(0.13)	0.00
Distributions From Net Realized Gain on Investments	0.00	0.00	(0.52)	(0.60)	(0.04)

Total Distributions	(0.08)	(0.03)	(0.60)	(0.73)	(0.04)

Net Asset Value, End of Year	$11.28	$6.83	$9.75	$11.75	$20.02

Total Return[1]	66.51%	(29.72)%	(12.25)%	(38.41)%	60.30%
Ratios/Supplemental Data
Net Assets, End of Period (in Millions)	$130.14	$89.68	$167.28	$302.07	$473.77
Ratio of Net Operating Expenses to Average Net Assets	1.38%	1.40%	1.23%	1.41%	1.40%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1.49%	1.57%	1.53%	1.53%	1.51%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.92%	0.55%	0.44%	(0.29)%	(0.36)%
Portfolio Turnover Rate	58%	73%	50%	55%	25%

Notes:

1.	Total returns do not reflect the 2.00% fee accrued on redemption of shares, which was implemented effective June 1, 2000.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

PACIFIC/ASIA FUND

	Year Ended March 31,
	2004		2003	2002		2001	2000
Net Asset Value, Beginning of Year	$5.21		$6.68	$6.59		$11.89	$6.61

Income From Investment Operations
Net Investment Income (Loss)	0.01	[1]	0.01 [1]	0.02	[1]	(0.06)[1]	0.02
Net Gains (Losses) on Investments (both realized and unrealized)	3.22[1]		(1.43)[1]	0.09	[1]	(4.88)[1]	5.26

Total From Investment Operations	3.23		(1.42)	0.11		(4.94)	5.28

Less Distributions
Dividends From Net Investment Income	0.00		(0.05)	(0.02)		(0.36)	0.00

Total Distributions	0.00		(0.05)	(0.02)		(0.36)	0.00

Net Asset Value, End of Year	$8.44		$5.21	$6.68		$6.59	$11.89

Total Return[2]	62.00%		(21.44)%	1.62%		(41.79)%	79.88%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$114.83		$27.33	$23.54		$32.00	88.54
Ratio of Net Operating Expenses to Average Net Assets	1.45%		1.51%	1.43%		1.50%	1.49%
Ratio of Gross Operating Expenses to Average Net Assets[3]	1.58%		1.66%	1.74%		1.68%	1.58%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.20%		0.15%	0.35%		(0.63)%	(0.48)%
Portfolio Turnover Rate	58%		73%	94%		75%	105%

Notes:

1.	For comparative purposes per share amounts are based on average shares outstanding.
2.	Total returns do not reflect the 2.00% fee accrued on redemption of shares, which was implemented effective June 1, 2000.
3.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

EMERGING MARKETS FUND

	Year ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$4.12	$4.95	$4.43	$7.35	$4.04

Income From Investment Operations
Net Investment Income (Loss)	0.05	0.02	0.01	(0.01)	(0.02)
Net Gains (Losses) on Investments (both realized and unrealized)	3.55	(0.84)	0.53	(2.91)	3.35

Total From Investment Operations	3.60	(0.82)	0.54	(2.92)	3.33

Less Distributions
Dividends From Net Investment Income	(0.05)	(0.01)	(0.02)	0.00	(0.02)
Distributions From Net Realized Gain on Investments	0.00	0.00	0.00	0.00	0.00

Total Distributions	(0.05)	(0.01)	(0.02)	0.00	(0.02)

Net Asset Value, End of Year	$7.67	$4.12	$4.95	$4.43	$7.35

Total Return[1]	87.57%	(16.62)%	12.16%	(39.73)%	82.77%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$209.16	$30.05	$22.85	$12.26	$17.20
Ratio of Net Operating Expenses to Average Net Assets	1.65%	1.61%	1.59%	1.65%	1.65%
Ratio of Gross Operating Expenses to Average Net Assets[2]	1.92%	1.84%	1.93%	2.09%	2.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.81%	0.51%	0.78%	(0.16)%	(0.60)%
Portfolio Turnover Rate	14%	43%	31%	30%	57%

Notes:

1.	Total returns do not reflect the 2.00% fee accrued on redemption of shares, which was implemented effective June 1, 2000.
2.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

Excelsior Funds, Inc.

Excelsior Funds Trust

Investment Adviser

United States Trust Company of New York

114 W. 47th Street

New York, New York 10036

U.S. Trust Company, N.A.

225 High Ridge Road

Stamford, Connecticut 06905

Distributor

Edgewood Services, Inc.

5800 Corporate Drive

Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)

The SAIs dated July 29, 2004, include detailed information about Excelsior Funds, Inc. and Excelsior Funds Trust. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain additional information about the Funds’ investments. The Annual Report also lists each Fund’s holdings and discusses the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAIs or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Funds Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.’s and Excelsior Funds Trust’s Investment Company Act registration numbers are 811-4088 and 811-8490, respectively.

PROEQUITIES 0704 41257

Pursuant to Rule 497(c)

Registration Nos. 2-92665

33-78264

2-93068

Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Shares class of the Managed Income, Intermediate-Term Managed Income and Short-Term Government Securities Funds of Excelsior Funds, Inc., the High Yield Fund of Excelsior Funds Trust and the Long-Term Tax-Exempt, Intermediate-Term Tax-Exempt, Short-Term Tax-Exempt Securities, New York Intermediate-Term Tax-Exempt and California Tax-Exempt Income Funds of Excelsior Tax-Exempt Funds, Inc. (each, a “Fund”) that you should know before investing. The High Yield Fund offers two classes of shares: Shares, which are offered in this prospectus, and Institutional Shares, which are offered in a separate prospectus. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

Introduction — Risk/Return Information Common to All Funds

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal, strategies and risks. United States Trust Company of New York and U.S. Trust Company, N.A, (together, the “Adviser”) invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

3

Managed Income Fund

FUND SUMMARY

Investment Goal  Current income, consistent with prudent risk of capital

Investment Focus  Investment grade fixed income securities

Share Price Volatility  Medium

Principal Investment Strategy  Investing in investment grade government and corporate fixed income securities

Investor Profile  Investors seeking current income through a diversified portfolio of securities, and who are willing to accept the risks of investing in fixed income securities of varying maturities

Investment Objective

The Managed Income Fund seeks high current income consistent with what is believed to be prudent risk of capital.

Investment Strategy

The Managed Income Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 25% of its assets in preferred stock, dollar-denominated fixed income securities of foreign issuers and/or may place a portion of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called “high yield” or “junk bonds.”

There is no limit on the Fund’s dollar-weighted average portfolio maturity or on the maximum maturity of a particular security. The Adviser manages the Fund’s average portfolio maturity in light of current market and economic conditions to provide a competitive current yield and reasonable principal volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve, and that have the potential for moderate price appreciation.

Principal Risks

The prices of the Managed Income Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk, expropriation risk and emerging markets risk. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

4

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities. Junk bonds involve additional risks which are discussed in greater detail in the section entitled “More Information About Risks.”

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 8.09% (6/30/95)	Worst Quarter (4.28)% (3/31/94)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 0.42%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Managed Income Fund
Return Before Taxes	4.63%	6.08%	6.42%
Return After Taxes on Distributions	2.74%	3.85%	4.01%
Return After Taxes on Distributions and Sale of Fund Shares	3.16%	3.81%	3.96%
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)*	4.11%	6.62%	6.95%

*	The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.53%	*
Total Annual Fund Operating Expenses	1.28%
Less Fee Waivers	(0.38)%	**
Net Annual Fund Operating Expenses	0.90%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.90%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$92	$368	$666	$1,512

5

Intermediate-Term Managed Income Fund

FUND SUMMARY

Investment Goal  Current income, consistent with relative stability of principal

Investment Focus  Investment grade fixed income securities

Share Price Volatility  Medium

Principal Investment Strategy  Investing in investment grade government and corporate fixed income securities

Investor Profile  Investors seeking current income through a diversified portfolio of securities, and who are willing to accept the risks of investing in fixed income securities

Investment Objective

The Intermediate-Term Managed Income Fund seeks as high a level of current interest income as is consistent with relative stability of principal.

Investment Strategy

The Intermediate-Term Managed Income Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 25% of its assets in dollar-denominated fixed income securities of foreign issuers and/or may place a portion of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called “high yield” or “junk” bonds.

The Fund maintains a dollar-weighted average portfolio maturity of 3 to 10 years. The Adviser manages the Fund’s average portfolio maturity in light of current market and economic conditions to provide a competitive current yield with reasonable risk of price volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve. The fixed income securities held by the Fund also may have the potential for moderate price appreciation. There is no limit on the maximum maturity for a particular security.

Principal Risks

The prices of the Intermediate-Term Managed Income Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk, expropriation risk and emerging markets risk. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

6

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities. Junk bonds involve additional risks which are discussed in greater detail in the section entitled “More Information About Risks.”

The Fund is also subject to the risk that intermediate-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter	Worst Quarter
6.78%	(3.79)%
(6/30/95)	(3/31/94)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 0.11%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003 to those of the Lehman Brothers Intermediate Govt/Credit Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Intermediate-Term Managed Income Fund
Return Before Taxes	4.83%	6.05%	6.33%
Return After Taxes on Distributions	3.04%	3.77%	3.93%
Return After Taxes on Distributions and Sale of Fund Shares	3.24%	3.75%	3.90%
Lehman Brothers Intermediate Govt/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)*	4.30%	6.65%	6.62%

*	The Lehman Brothers Intermediate Govt/Credit Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

7

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.35%
Other Expenses	0.46%	*

Total Annual Fund Operating Expenses	0.81%
Less Fee Waivers	(0.16)%	**

Net Annual Fund Operating Expenses	0.65%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.65%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your invest- ment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years

$66	$243	$434	$987

8

Short-Term Government Securities Fund

FUND SUMMARY

Investment Goal  Current income, consistent with stability of principal

Investment Focus  Short-term fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities

Share Price Volatility  Low

Principal Investment Strategy  Investing in U.S. government securities, while maintaining a dollar-weighted average maturity of 1 to 3 years

Investor Profile  Investors seeking to preserve capital through a diversified portfolio of securities and earn current income

Investment Objective

The Short-Term Government Securities Fund seeks a high level of current income consistent with stability of principal.

Investment Strategy

Under normal circumstances, the Short-Term Government Securities Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, including mortgage-backed securities. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. Interest payments on these securities generally will be exempt from state and local taxes.

The Fund generally maintains a dollar-weighted average portfolio maturity of 1 to 3 years. The Adviser manages the Fund’s average portfolio maturity in light of current market and economic conditions to provide a competitive current yield with relative stability of principal. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve. There is no limit on the maximum maturity for a particular security.

Principal Risks

The prices of the Short-Term Government Securities Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates.

The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund is also subject to the risk that short-term government securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

9

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 3.35% (6/30/95)	Worst Quarter (0.44)% (3/31/94)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 0.13%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003 to those of the Lehman Brothers 1-3 Year Government Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Short-Term Government Securities Fund
Return Before Taxes	1.44%	5.14%	5.30%
Return After Taxes on Distributions	0.30%	3.26%	3.29%
Return After Taxes on Distributions and Sale of Fund Shares	0.93%	3.22%	3.26%
Lehman Brothers 1-3 Year Government Bond Index (reflects no deductions for fees, expenses, or taxes)*	2.02%	5.51%	5.73%

*	The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities with maturities of one to three years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

10

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.30%
Other Expenses	0.48%	*

Total Annual Fund Operating Expenses	0.78%
Less Fee Waivers	(0.18)%	**

Net Annual Fund Operating Expenses	0.60%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.60%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$61	$231	$416	$949

11

High Yield Fund

FUND SUMMARY

Investment Goal  High level of current income and, secondarily, capital appreciation

Investment Focus  Non-investment grade fixed-income securities

Share Price Volatility  High

Principal Investment Strategy  Investing in non-investment grade corporate and government fixed-income securities

Investor Profile  Investors seeking a high level of current income through a diversified portfolio of securities, and who are willing to bear risks of investing in non-investment grade fixed-income securities

Investment Objective

The High Yield Fund seeks a high level of current income as its primary objective, and may also consider the potential for capital appreciation as a secondary objective, when consistent with its primary objective.

Investment Strategy

Under normal circumstances, the High Yield Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in high yield, fixed income securities that are rated in the lower rating categories of a nationally recognized rating agency (e.g., Ba or lower by Moody’s Investors Service (Moody’s) or BB or lower by Standard & Poor’s (S&P)), or unrated securities that the Adviser believes are of comparable quality. Securities rated below Baa by Moody’s or below BBB by S&P are commonly known as “junk bonds.” The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund may invest in all types of fixed-income securities, including:

•	Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)
•	Convertible and non-convertible corporate debt obligations
•	Custodial receipts
•	Municipal securities and obligations of the U.S. government, its agencies and instrumentalities
•	Preferred stock
•	Mortgage and other asset-backed securities

Although the Fund invests primarily in the debt obligations of domestic issuers, it may invest up to 25% of its assets in obligations of foreign issuers (including emerging countries), including obligations of foreign corporations, banks and governments.

The Fund does not have any portfolio maturity limitation and may invest its assets from time to time primarily in instruments with short, medium and long maturities. The Fund may also purchase the securities of issuers that are in default and/or subject to insolvency and/or bankruptcy proceedings.

In selecting securities for the Fund’s portfolio, the Adviser does not rely principally on the ratings agencies. It performs its own independent investment analysis of each issuer to determine its creditworthiness. In doing so, the Adviser considers a number of factors, including the issuer’s financial and managerial strength and its sensitivity to economic and market conditions as well as other factors.

Principal Risks

The prices of the High Yield Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

12

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore to calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates.

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

The Fund also may be subject to risks particular to its investment in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk, expropriation risk and emerging markets risk. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter	Worst Quarter
14.27%	(11.44)%
(6/30/03)	(9/30/02)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was 2.73%.

This table compares the average annual total return of the Fund’s Shares class for the periods ended December 31, 2003 to those of the Merrill Lynch High Yield, Cash Pay Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception
High Yield Fund
Return Before Taxes	32.96%	6.15%
Return After Taxes on Distributions	28.46%	(0.67)%*
Return After Taxes on Distributions and Sale of Fund Shares	12.58%	0.63%*
Merrill Lynch High Yield, Cash Pay Index (reflects no deduction for fees, expenses, or taxes)**	27.22%	9.21%*

*	Since October 31, 2000
**	The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by S&P or Moody’s and must not be in default.

13

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.80%
Other Expenses	0.48%	*
Distribution(12b-1) Fees	0.00%	†
Total Annual Fund Operating Expenses	1.28%
Less Fee Waivers	(0.23)%	**
Net Annual Fund Operating Expenses	1.05%	**

*	The expense information has been restated to reflect current fees.
†	The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act that authorizes the payment of up to 0.25% for the distribution of Fund shares. However, the Plan is not active at this time. The Distributor does not intend to activate the Plan for the Shares class of the Fund during the Fund’s current fiscal year. As a result, the Board of Trustees of the Fund has determined that no fees will be paid by this class of the Fund during the current fiscal year. For more information, see “Distribution of Fund Shares.”
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$107	$383	$680	$1,525

14

Long-Term Tax-Exempt Fund

FUND SUMMARY

Investment Goal  High current income exempt from federal income taxes

Investment Focus  Tax-exempt municipal securities

Share Price Volatility  High

Principal Investment Strategy  Investing in a diversified portfolio of investment grade tax-exempt municipal obligations

Investor Profile  Investors in higher tax brackets seeking to maximize tax-exempt income through a diversified portfolio of securities, and who are willing to accept risk of share price volatility

Investment Objective

The Long-Term Tax-Exempt Fund seeks to maximize current interest income exempt from federal income taxes.

Investment Strategy

Under normal circumstances, the Long-Term Tax-Exempt Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in tax-exempt securities issued by U.S. states, territories and possessions and their political subdivisions, the interest on which is exempt from federal income taxes (“municipal securities”). In selecting municipal securities for the Fund, the Adviser consider each security’s yield and total return potential relative to other available municipal securities and manages the Fund through gradual shifts in the Fund’s average maturity. The Fund generally will have a dollar-weighted average portfolio maturity between 10 and 25 years.

The Fund emphasizes investment in municipal securities rated in the two highest rating categories at the time of purchase. However, the Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency, or determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. The Fund ordinarily will not invest in municipal securities that pay interest subject to the alternative minimum tax. The Fund’s average weighted portfolio maturity may be as high as 30 years, and there is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the Long-Term Tax-Exempt Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and the volatility of lower rated securities is even greater than that of higher rated securities. In addition, longer-term investments tend to be more sensitive to interest rate changes.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Since the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund is also subject to the risk that long-term municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

15

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 9.38% (3/31/95)	Worst Quarter (7.16)% (3/31/94)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was (0.46)%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Merrill Lynch 22+ Year Muni Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Long-Term Tax-Exempt Fund
Return Before Taxes	3.25%	4.03%	5.51%
Return After Taxes on Distributions	3.25%	3.99%	5.24%
Return After Taxes on Distributions and Sale of Fund Shares	3.07%	3.95%	5.18%
Merrill Lynch 22+ Year Muni Index (reflects no deduction for fees, expenses, or taxes)*	6.45%	6.13%	6.29%

*	The Merrill Lynch 22+ Year Muni Index consists of bonds with an outstanding par which is greater than or equal to $25 million and a maturity range greater than or equal to 22 years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

16

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.50%
Other Expenses	0.50%	*
Total Annual Fund Operating Expenses	1.00%
Less Fee Waivers	(0.20)%	**
Net Annual Fund Operating Expenses	0.80%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.80%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Tax-Exempt Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$82	$298	$533	$1,206

17

Intermediate-Term Tax-Exempt Fund

FUND SUMMARY

Investment Goal  Current income exempt from federal income taxes, consistent with relative stability of principal

Investment Focus  Tax-exempt municipal securities

Share Price Volatility  Medium

Principal Investment Strategy  Investing in a diversified portfolio of investment grade tax-exempt municipal obligations

Investor Profile  Investors in higher tax brackets seeking tax-exempt income through a diversified portfolio of securities, and who are willing to accept moderate share price volatility

Investment Objective

The Intermediate-Term Tax-Exempt Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal.

Investment Strategy

Under normal circumstances, the Intermediate-Term Tax-Exempt Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in tax-exempt securities issued by U.S. states, territories and possessions and their political subdivisions, the interest from which is exempt from federal income taxes. In selecting municipal securities for the Fund, the Adviser considers each security’s yield and total return potential relative to other available municipal securities and manages the Fund through gradual shifts in the Fund’s average maturity. The Fund generally will have a dollar-weighted average portfolio maturity of 3 to 10 years.

The Fund emphasizes investment in municipal securities rated in the two highest rating categories at the time of purchase. However, the Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency or, if unrated, determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. The Fund ordinarily will not invest in municipal securities that pay interest subject to the alternative minimum tax. There is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the Intermediate-Term Tax-Exempt Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and the volatility of lower rated securities is even greater than that of higher rated securities.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Since the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund is also subject to the risk that intermediate-term municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

18

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 5.89% (3/31/95)	Worst Quarter (4.58)% (3/31/94)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was (1.43)%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Merrill Lynch 3-7 Year and 7-12 Year Municipal Bond Indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Intermediate-Term Tax-Exempt Fund
Return Before Taxes	4.27%	4.95%	5.27%
Return After Taxes on Distributions	3.56%	4.76%	5.14%
Return After Taxes on Distributions and Sale of Fund Shares	4.25%	4.71%	5.07%
Merrill Lynch 3-7 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)*	4.22%	5.79%	5.42%
Merrill Lynch 7-12 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)**	5.63%	6.24%	6.25%
*	The Merrill Lynch 3-7 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
**	The Merrill Lynch 7-12 Year Municipal Bond Index is a widely-accepted unmanaged market- weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.35%
Other Expenses	0.46%	*
Total Annual Fund Operating Expenses	0.81%
Less Fee Waivers	(0.16)%	**
Net Annual Fund Operating Expenses	0.65%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.65%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Tax-Exempt Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$66	$243	$434	$987

19

Short-Term Tax-Exempt Securities Fund

FUND SUMMARY

Investment Goal  Current income exempt from federal income taxes, consistent with relative stability of principal

Investment Focus  Tax-exempt municipal securities

Share Price Volatility  Low

Principal Investment Strategy  Investing in a diversified portfolio of investment grade tax-exempt municipal obligations

Investor Profile  Investors seeking tax-exempt income through a diversified portfolio of securities with the risk of limited share price volatility

Investment Objective

The Short-Term Tax-Exempt Securities Fund seeks as high a level of current interest income exempt from federal income taxes as is consistent with relative stability of principal.

Investment Strategy

Under normal circumstances, the Short-Term Tax-Exempt Securities Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in tax-exempt securities issued by U.S. states, territories and possessions and their political subdivisions, the interest on which is exempt from federal income taxes. In selecting municipal securities for the Fund, the Adviser emphasizes preservation of principal and considers each security’s yield and total return potential relative to other available municipal securities. The Fund generally will have a dollar-weighted average portfolio maturity of 1 to 3 years.

The Fund emphasizes investment in municipal securities rated in the two highest rating categories at the time of purchase. However, the Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency or, if unrated, determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. The Fund ordinarily will not invest in municipal securities that pay interest subject to the alternative minimum tax. There is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the Short-Term Tax-Exempt Securities Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and the volatility of lower rated securities is even greater than that of higher rated securities.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Since the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund is also subject to the risk that short-term municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

20

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 2.53% (3/31/95)	Worst Quarter (1.18)% (3/31/94)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was (0.32)%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Merrill Lynch 1-3 Year Municipal Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
Short-Term Tax-Exempt Securities Fund
Return Before Taxes	1.18%	2.86%	3.41%
Return After Taxes on Distributions	1.18%	2.85%	3.40%
Return After Taxes on Distributions and Sale of Fund Shares	1.18%	2.84%	3.38%
Merrill Lynch 1-3 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)*	2.08%	4.24%	4.35%

*	The Merrill Lynch 1-3 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of one to three years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.30%
Other Expenses	0.45%	*
Total Annual Fund Operating Expenses	0.75%
Less Fee Waivers	(0.15)%	**
Net Annual Fund Operating Expenses	0.60%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contracted fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.60%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Tax-Exempt Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$61	$225	$402	$916

21

New York Intermediate-Term Tax-Exempt Fund

FUND SUMMARY

Investment Goal  Maximize current income exempt from federal, New York State and New York City income taxes

Investment Focus  New York tax-exempt municipal securities

Share Price Volatility  Medium

Principal Investment Strategy  Investing in a portfolio of investment grade municipal obligations that pay interest that is exempt from federal, New York State and New York City income taxes

Investor Profile  High tax bracket investors seeking tax-exempt current income through a non-diversified portfolio of securities, and who are willing to accept a moderate degree of share price volatility

Investment Objective

The New York Intermediate-Term Tax-Exempt Fund seeks to provide New York investors with as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes as is consistent with relative stability of principal.

Investment Strategy

Under normal circumstances, the New York Intermediate-Term Tax-Exempt Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in tax-exempt securities issued by New York State local governments and agencies in New York and other governmental issuers including U.S. territories and possessions that pay interest exempt from federal, New York State and New York City income taxes (“New York municipal securities”). In selecting securities for the Fund, the Adviser considers each security’s yield and total return potential relative to other available municipal securities and manages the Fund through gradual shifts in the Fund’s average maturity. The Fund generally will have a dollar-weighted average portfolio maturity of 3 to 10 years.

The Fund emphasizes investment in New York municipal securities rated in the two highest rating categories at the time of purchase. However, the Fund may purchase without limitation investment grade municipal securities rated at the time of purchase in one of the four highest rating categories by a major rating agency or, if unrated, determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. The Fund ordinarily will not invest in securities that pay interest subject to the alternative minimum tax. There is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the New York Intermediate-Term Tax-Exempt Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and the volatility of lower rated securities is even greater than that of higher rated securities.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Since the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund’s concentration of investments in securities of issuers located in a single state subjects the Fund to economic and government policies of that state. In particular, the Fund’s performance depends upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability, and that of other issuers of New York municipal securities, to meet their financial obligations.

22

The risk of a downturn in the U.S. economy, particularly in New York City and New York State, continues to be affected by the events of September 11, 2001. In addition, the potential for a more prolonged downturn in the financial sector could also have a negative affect on the New York City and New York State economies. It is likely that New York City and New York State will continue to suffer financial difficulties resulting from the September 11th attack, and may continue to suffer financial difficulties as a result of the continued downturn in the financial sector. These anticipated financial difficulties could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the Fund’s performance. As a result, this Fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if the Fund has difficulty finding attractive New York municipal securities to purchase, the amount of the Fund’s income that is subject to New York taxes could increase.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund is also subject to the risk that New York municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table on the right illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 6.12% (3/31/95)	Worst Quarter (4.16)% (3/31/94)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was (1.22)%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Merrill Lynch 3-7 Year and 7-12 Year New York Municipal Bond Indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	10 Years
New York Intermediate-Term Tax-Exempt Fund
Return Before Taxes	4.06%	4.86%	5.02%
Return After Taxes on Distributions	3.47%	4.64%	4.84%
Return After Taxes on Distributions and Sale of Fund Shares	4.10%	4.60%	4.79%
Merrill Lynch 3-7 Year New York Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)*	4.62%	5.67%	5.90%
Merrill Lynch 7-12 Year New York Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)**	5.94%	6.26%	6.36%

*	The Merrill Lynch 3-7 Year New York Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
**	The Merrill Lynch 7-12 Year New York Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

23

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.50%
Other Expenses	0.46	%*
Total Annual Fund Operating Expenses	0.96%
Less Fee Waivers	(0.16)	%**
Net Annual Fund Operating Expenses	0.80	%**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.80%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Tax-Exempt Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$82	$290	$515	$1,163

24

California Tax-Exempt Income Fund

FUND SUMMARY

Investment Goal  High current income exempt from federal and California income taxes, consistent with preservation of capital and stability of principal

Investment Focus  California tax-exempt municipal securities

Share Price Volatility  Medium

Principal Investment Strategy  Investing in municipal obligations that pay interest that is exempt from federal and California taxes

Investor Profile  High tax bracket investors seeking tax-exempt current income through a non-diversified portfolio of securities, and who are willing to accept some degree of share price volatility

Investment Objective

The California Tax-Exempt Income Fund seeks to provide California investors with as high a level of current interest income exempt from federal income tax and, to the extent possible, from California state personal income tax as is consistent with the preservation of capital and relative stability of principal.

Investment Strategy

Under normal circumstances, the California Tax-Exempt Income Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in tax-exempt securities issued by the State of California and its cities, counties and political subdivisions, the interest from which is exempt from federal and California State income taxes (“California municipal securities”). In selecting securities for the Fund, the Adviser considers each security’s yield and total return potential relative to other available municipal securities and manages the Fund through gradual shifts in the Fund’s average maturity. The Fund generally will have a dollar-weighted average remaining maturity of 3 to 5 years.

The Fund emphasizes investment in California municipal securities rated in the two highest rating categories at the time of investment. However, the Fund may invest without limit in investment grade municipal securities, which are those rated at the time of investment in one of the four highest rating categories by a major rating agency or, if unrated, determined by the Adviser to be of equivalent quality. Some of the municipal securities in which the Fund invests may be supported by credit enhancements provided by third parties. The Fund ordinarily will not invest in securities that pay interest subject to the alternative minimum tax. There is no restriction on the maturity of any single security held by the Fund.

Principal Risks

The prices of the California Tax-Exempt Income Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities.

Since the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund’s concentration of investments in securities of issuers located in a single state subjects the Fund to economic and government policies of that state. In particular, the Fund’s performance depends upon the ability of the issuers of California municipal securities to meet their continuing obligations for the payment of principal and interest. California and its cities face long-term economic problems that could seriously affect their ability, and that of other issuers of California municipal

25

securities to meet their financial obligations. Moody’s recently upgraded its California General Obligation bond rating from BAA1 to A3; and in July 2003, Standard & Poor’s downgraded California General Obligation bonds from A to BBB.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund is also subject to the risk that California municipal securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Shares class from year to year.

Best Quarter 3.43% (9/30/02)	Worst Quarter (0.91)% (6/30/99)

The Fund’s Shares class performance for the six month period ending June 30, 2004 was (0.74)%.

This table compares the average annual total returns of the Fund’s Shares class for the periods ended December 31, 2003, to those of the Merrill Lynch 3-7 Year Municipal Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
California Tax-Exempt Income Fund
Return Before Taxes	2.72%	4.25%	4.62%	*
Return After Taxes on Distributions	2.72%	4.24%	4.62%	*
Return After Taxes on Distributions and Sale of Fund Shares	2.91%	4.15%	4.50%	*
Merrill Lynch 3-7 Year Municipal Index (reflects no deductions for fees, expenses, or taxes)***	4.22%	5.79%	5.98%	**

*	Since October 1, 1996
**	Since September 30, 1996
***	The Merrill Lynch 3-7 Year Municipal Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

26

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.50%
Other Expenses	0.48%	*
Total Annual Fund Operating Expenses	0.98%
Less Fee Waivers	(0.48)%	**
Net Annual Fund Operating Expenses	0.50%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.50%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Tax-Exempt Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$51	$264	$495	$1,158

27

More Information About Risks

All Funds

Fixed Income Risk

The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. Duration approximates the price sensitivity of a security to changes in interest rates. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features.

Call Risk

During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause a Fund’s average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Extension Risk

An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding securities.

Credit Risk

The possibility that an issuer will be unable to make timely payments of either principal or interest. The Adviser performs credit analyses on all issuers of securities in which a Fund invests. Such analyses are based on information that is publicly available about issuers, and this information and/or the Adviser’s analyses may be incomplete or incorrect.

Event Risk

Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of a Fund’s multiple holdings.

Management Risk

The Adviser continuously evaluates each Fund’s holdings, purchases and sales with a view to achieving a Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. If the Adviser is incorrect in its assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Frequent Trading

The Funds discourage frequent trading (including by means of exchanges) and maintain procedures designed to deter market timing activity. Frequent trading of mutual fund shares within short periods of time poses the risk of lower returns for long-term shareholders of a Fund, as these so-called “market timers” capture short-term gains that would otherwise be shared by all shareholders of a Fund. Frequent trading may also result in lower Fund returns by increasing transaction costs or by effectively making fewer assets available for investment due to the need to retain cash to satisfy redemptions. While the Funds adopted these policies and procedures, there can be no guarantee that all such activity will in fact be identified or that such activity can be completely eliminated.

The ability of a Fund and its agents to detect and curtail frequent trading practices may be limited by operational systems and technological limitations. For example, a Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be permitted or facilitated by these intermediaries, particularly with regard to intermediaries that aggregate their client positions and trading activity in an omnibus account with a Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account, the identity of the particular shareholder(s) may not be not known to the Fund and the Fund must rely on the financial intermediaries to identify frequent trading.

Each Fund will reject purchase orders from persons whom the Fund has found to engage in frequent trading in contravention of the Fund’s procedures. The Funds

28

currently do not treat the following types of purchases, redemptions and exchanges as prohibited frequent trading (collectively, “Transactions”): (i) Transactions solely in money market funds; (ii) Transactions resulting from bona fide investment decisions of a professional investment adviser or other institution with respect to eligible asset allocation programs; (iii) Transactions involving shares acquired through the reinvestment of dividends and capital gains; (iv) Transactions by an investor who has established an eligible automated purchase, exchange, rebalancing or redemption plan with the Funds; (v) Transactions resulting from the death or disability of a shareholder; (vi) Transactions involving shares transferred from another account in the same Fund or shares converted from another class of shares of the same Fund (provided, however, any applicable redemption fee period is carried over); and (vii) Transactions initiated by a Fund (e.g, for failure to meet applicable account minimums). Each Fund reserves the right to amend these categories and to determine whether a particular transaction qualifies for any such category, at its discretion. Each Fund retains the right to reject any purchase order and to change or cancel exchange privileges at any time, in each case at each Fund’s discretion.

All Funds (except Short-Term Government Securities Fund)

Liquidity Risk

A Fund may not be able to pay redemption proceeds within the time period stated in this prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

The Managed Income, Intermediate-Term Managed Income, Short-Term Government Securities and High Yield Funds only

U.S. Government Securities

Investments in U.S. Government securities may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by a Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks (“FHLB”) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the U.S. Government. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, a Fund must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

The U.S. Government securities that a Fund may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.
•	Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration (“FHA”).
•	Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.
•	Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

Mortgage-Backed Securities

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from

29

other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

The Long-Term Tax-Exempt, Intermediate-Term Tax-Exempt, Short-Term Tax-Exempt Securities, New York Intermediate-Term Tax-Exempt and California Tax-Exempt Income Funds only

Municipal Issuer Risk

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

The New York Intermediate-Term Tax-Exempt and California Tax-Exempt Income Funds only

Concentration Risk

Concentration of investments in issuers located in a single state makes a Fund more susceptible to adverse political or economic developments affecting that state. An investment in these Funds may involve more risk than in mutual funds that buy securities of issuers in numerous states.

The High Yield, Managed Income and Intermediate-Term Managed Income Funds only

High-Yield, Lower Rated Securities

High-yield, lower rated securities are subject to additional risks associated with investing in high-yield securities, including:

Greater risk of default or price declines due to changes in the issuer’s creditworthiness. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

A thinner and less active market, which may increase price volatility and limit the ability of a Fund to sell these securities at their carrying values.

Prices for high-yield, lower rated securities may be affected by investor perception of issuer credit quality and the outlook for economic growth, such that prices may move independently of interest rates and the overall bond market. Issuers of junk bonds may be more susceptible than other issuers to economic downturns.

Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Funds may incur substantial costs in connection with conversions between various currencies: (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities

30

transactions undertaken in some foreign markets may not be settled promptly so that the Funds’ investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Expropriation Risk

Foreign governments may expropriate the Funds’ investments either directly by restricting the Funds’ ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Funds’ investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Funds to pursue and collect a legal judgment against a foreign government.

Emerging Market Risk

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund’s objective, or remaining uninvested. The Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of each Fund. These investments and strategies are described in detail in the Funds’ Statements of Additional Information.

Investment Adviser

United States Trust Company of New York and U.S. Trust Company, N.A., acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust, N.A. Asset Management Division, serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firms and the nation’s largest electronic brokerage firm, in each case measured by customer assets. At June 30, 2004, Schwab served 7.5 million active accounts with $996.3 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, “U.S. Trust”) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On June 30, 2004, U.S. Trust had approximately $137.0 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activ -

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ities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the securities subject to research.

The Board of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and the Board of Trustees of Excelsior Funds Trust supervise the Adviser and establish policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2004, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, of:

Managed Income Fund	0.55%
Intermediate-Term Managed Income Fund	0.26%
Short-Term Government Securities Fund	0.20%
High Yield Fund	0.53%
Long-Term Tax-Exempt Fund	0.47%
Intermediate-Term Tax-Exempt Fund	0.32%
Short-Term Tax-Exempt Securities Fund	0.23%
New York Intermediate-Term Tax-Exempt Fund	0.49%
California Tax-Exempt Income Fund	0.14%

The Adviser has contractually agreed to waive fees to keep the Funds’ net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for each Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, the agreement will renew automatically for the Funds’ next fiscal year unless the Adviser or Excelsior Funds, Inc., Excelsior Funds Trust or Excelsior Tax-Exempt Funds, Inc. terminates the agreement by providing written notice to the other party 60-days prior to the beginning of the Funds’ next fiscal year.

Portfolio Managers

Alexander R. Powers and Cyril Theccanat serve as the Managed Income Fund’s portfolio co-managers. Mr. Powers is primarily responsible for the day-to-day management of the Fund. He has been the Fund’s portfolio manager or co-manager since August 1997. Mr. Powers, a Managing Director, has been with U.S. Trust since 1996. From 1988 to 1996, he was the head of Taxable Fixed-Income at Chase Asset Management. Mr. Theccanat, a Senior Vice President, has been with U.S. Trust since 1990, except for the period from June 1998 to December 1999 when he left U.S. Trust to develop proprietary fixed income investment strategies.

Frank A. Salem and Mark T. Rasimas serve as the Intermediate-Term Managed Income Fund’s portfolio co-managers. Mr. Salem is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Salem, a Senior Vice President, has been the Fund’s portfolio manager or co-manager since joining U.S. Trust in 1998. Prior to joining U.S. Trust, he was a Director and Portfolio Manager in the Fixed-Income Department of Mackay Shields in New York. A description of Mr. Rasimas’s business experience is provided below.

Mark T. Rasimas and Alexander R. Powers serve as the Short-Term Government Securities Fund’s portfolio co-managers. Mr. Rasimas is primarily responsible for the day-to-day management of the Fund’s portfolio. He has been the Fund’s portfolio manager or co-manager since August 2000. Mr. Rasimas, a Senior Vice President, has been with U.S. Trust since 1997. Prior to joining U.S. Trust, he was a mortgage-backed securities analyst at Thomson Financial and an investment banking analyst in the structured finance group at NationsBanc Capital Markets, Inc. A description of Mr. Powers’s business experience is provided above.

A.K. Rodgers Ratcliffe, CFA and Adam Moss serve as the High Yield Fund’s portfolio co-managers. Mr. Ratcliffe, a Senior Vice President and Senior Portfolio Manager, has been with U.S. Trust since 2000 and has over 30 years of investment analysis experience encompassing both equity and corporate bond analysis, including 15 years of high yield credit analysis. Prior to joining U.S. Trust, Mr. Ratcliffe was the Senior Research Analyst for Northstar Investment Management from 1997 to 1999, where he was responsible for research for several high yield mutual funds. Prior to that he was the head of corporate bond research at Morgan Stanley and head of high yield research at Lazard Freres. Mr. Moss, a Vice President, portfolio manager and senior high yield analyst has been with U.S. Trust since 2001. Prior to joining U.S. Trust, Mr. Moss was an equity research associate for the Technology Group at Credit Suisse First Boston from 2000 to 2001. He also worked as a credit ratings analyst at Moody’s Investors Service for the High Yield Telecommunications group from 1997 to 2000.

Kenneth J. McAlley and Sandy Panetta serve as the portfolio co-managers for the Short-Term Tax-Exempt Securities, Intermediate Term Tax-Exempt, Long-Term Tax- Exempt and New York Intermediate-Term Tax-Exempt Funds. Mr. McAlley is primarily responsible for the day-

32

to-day management of the Funds. He has served as portfolio manager or co-manager of the Long-Term Tax- Exempt Fund since 1986 and of the Short-Term Tax- Exempt Securities, Intermediate-Term Tax-Exempt and New York Intermediate-Term Tax-Exempt Funds since 1995. Mr. McAlley, an Executive Vice President, has been with U.S. Trust since 1980. Ms. Panetta, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1989. She is a senior portfolio manager responsible for tax-exempt cash management. Prior to joining U.S. Trust, she was with Alliance Capital Management in its fixed income department.

Gary S. Larsen and Kathleen Meyer have served as the California Tax-Exempt Income Fund’s portfolio co-managers since 2000 and 2001, respectively. Mr. Larsen and Ms. Meyer are primarily responsible for the day to day management of the California Tax-Exempt Income Fund’s portfolio. Mr. Larsen, a Senior Vice President and Senior Fixed Income Portfolio Manager, has been with the Adviser since 1997. Prior to joining U.S. Trust, Mr. Larsen held positions at City National Bank and had served as Manager of Municipal Bond Trading at Security Pacific Bank. Ms. Meyer, a Vice President and Portfolio Manager, has been with the Adviser since 2000. Prior to joining U.S. Trust, she served as Vice President and Senior Portfolio Specialist with Merrill Lynch & Co.

Research, analyses, trade execution and other facilities provided by the Adviser and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have been providing full cooperation with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

As previously disclosed, five class action suits have been filed against the Companies and the Adviser: Mike Sayegh v. Janus Capital Corp. et al., (filed October 22, 2003 in Los Angeles Superior Court); James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details vary, in general each suit alleges that the Adviser, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of the Companies. Each seeks unspecified monetary damages and related equitable relief.

Earlier this year, the Judicial Panel on Multi-District Litigation issued orders transferring numerous actions involving allegations of mutual fund late trading and market timing against various mutual fund companies to the United States District Court for the District of Maryland, for coordinated or consolidated pre-trial proceedings (“MDL 1586”). The class actions against the Adviser and the Companies have been consolidated by the Maryland court, a lead plaintiff has been appointed for such actions and the lead plaintiff has been given until September 29, 2004 to file a consolidated amended complaint in such actions.

In addition, a derivative action purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust has been filed in the Southern District of New York on May 22, 2004 against the Adviser, the Companies, and certain directors of the Companies alleging violations of Section 36 of the Investment Company Act, 15 U.S.C. § 80a-35(b) and breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices. That action is styled Richard Elliott v. Charles Schwab Corporation, et al., No. 04 CV 2262, and the Adviser expects that it ultimately will also be transferred to MDL 1586.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the

33

likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell and exchange shares of the Funds.

How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail
•	Telephone
•	Wire
•	Automatic Investment Program, or
•	Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to “Excelsior Funds.” and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA #011000028

DDA #99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds has adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. Excelsior Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, Excelsior Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a “Business Day”). A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after a Fund receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time) (the “Evaluation Time”). So, for you to receive the current Business Day’s NAV, a Fund must receive your purchase request in good order before the Evaluation Time.

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How We Calculate NAV

NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class, divided by the number of outstanding shares of the class.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors or Board of Trustees, as the case may be. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost, which approximates their market value.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of the Funds’ investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases

To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in any Fund. Your subsequent investments in any Fund must be made in amounts of at least $50. A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program

If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares

You may sell (redeem) shares directly by:

•	Mail
•	Telephone
•	Systematic Withdrawal Plan, or
•	Automated Clearinghouse (ACH)

Holders of Fund shares may sell shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

You may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

Systematic Withdrawal Plan

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account (if more

35

than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Funds’ Statements of Additional Information.

How to Exchange Your Shares

You may exchange your Shares on any Business Day for the Shares class of any portfolio of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., or Excelsior Funds Trust. In order to protect other shareholders, your exchanges may be limited if it is in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500. If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests, providing periodic account statements and other administrative services. The Adviser, out of its resources, may additionally compensate certain organizations for providing these services.

Distribution of Fund Shares

The High Yield Fund has adopted a distribution plan that allows shares of the Fund to pay distribution fees for the sale and distribution of its shares in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of the Fund’s outstanding shares. However, fees are not currently being paid under the distribution plan. If the distribution plan is ever implemented, over time these fees will increase the cost

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of your investment and may cost you more than paying other types of sales and charges because these fees are paid out of the Fund’s assets continuously.

To the extent allowable under NASD rules, the Funds’ distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

Dividends and Distributions

Each Fund distributes its income by declaring a dividend daily and paying accumulated dividends monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend or ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you received for them. Your initial tax basis will be the amount you pay for your shares including sales commissions. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless debt financed.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities.

Regarding the Tax-Exempt Funds, the Funds anticipate that substantially all of their income dividends will be “exempt interest dividends,” which are exempt from regular federal income taxes. However, some distributions will be taxable, such as dividends that are attributable to gains on bonds that are acquired at a “market discount,” and distributions of short and long-term capital gains.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund will generally not be deductible for federal income tax purposes.

A portion of the exempt-interest dividends may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining

37

whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any shares and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the California Tax-Exempt Income Fund consists of obligations, which if held by an individual would pay interest that is exempt from California personal income tax, then dividends paid by the Fund to its individual shareholders will be exempt from California personal income tax.

For investors in the Tax-Exempt Funds, interest income derived from securities issued by agencies or instrumentalities of a particular state for which the particular Fund is named may not be subject to taxation by that state or locality.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds’ Statements of Additional Information.

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Financial Highlights

The tables that follow present performance information about the Shares class of each Fund. This information is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent registered public accounting firm. Their report, along with each Fund’s financial statements, are incorporated by reference into the Funds’ Statements of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7297).

MANAGED INCOME FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$9.43	$8.95	$9.11	$8.55	$8.99

Income From Investment Operations
Net Investment Income	0.38	0.47	0.49	0.50	0.47
Net Gains (Losses) on Investments (both realized and unrealized)	0.14	0.50	(0.10)	0.56	(0.41)

Total From Investment Operations	0.52	0.97	0.39	1.06	0.06

Less Distributions
Dividends From Net Investment Income	(0.38)	(0.48)	(0.50)	(0.50)	(0.47)
Distributions From Net Realized Gain on Investments	(0.14)	(0.01)	(0.05)	0.00	(0.03)

Total Distributions	(0.52)	(0.49)	(0.55)	(0.50)	(0.50)

Net Asset Value, End of Year	$9.43	$9.43	$8.95	$9.11	$8.55

Total Return	5.74%	11.07%	4.34%	12.80%	0.72%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$269.03	$293.18	$247.80	$252.17	$220.48
Ratio of Net Operating Expenses to Average Net Assets	0.87%	0.84%	0.87%	0.88%	0.88%
Ratio of Gross Operating Expenses to Average Net Assets1	1.11%	0.95%	1.04%	1.01%	1.00%
Ratio of Net Investment Income to Average Net Assets	4.06%	5.10%	5.39%	5.81%	5.42%
Portfolio Turnover Rate	84%	120%	129%	99%	112%

Notes:

1.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

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INTERMEDIATE-TERM MANAGED INCOME FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$7.39	$7.10	$7.18	$6.77	$7.13

Income From Investment Operations
Net Investment Income	0.26	0.37	0.39	0.42	0.40
Net Gains (Losses) on Investments (both realized and unrealized)	0.11	0.36	(0.06)	0.41	(0.36)

Total From Investment Operations	0.37	0.73	0.33	0.83	0.04

Less Distributions
Dividends From Net Investment Income	(0.26)	(0.40)	(0.39)	(0.42)	(0.40)
Distributions From Net Realized Gain on Investments	(0.10)	(0.04)	(0.02)	0.00	0.00

Total Distributions	(0.36)	(0.44)	(0.41)	(0.42)	(0.40)

Net Asset Value, End of Year	$7.40	$7.39	$7.10	$7.18	$6.77

Total Return	5.25%	10.50%	4.60%	12.73%	0.59%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$413.27	$404.63	$273.27	$219.60	$155.48
Ratio of Net Operating Expenses to Average Net Assets	0.56%	0.53%	0.52%	0.56%	0.58%
Ratio of Gross Operating Expenses to Average Net Assets[1]	0.69%	0.69%	0.69%	0.69%	0.65%
Ratio of Net Investment Income to Average Net Assets	3.56%	4.56%	5.47%	6.11%	5.80%
Portfolio Turnover Rate	85%	98%	117%	108%	122%

Notes:

1.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

SHORT-TERM GOVERNMENT SECURITIES FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$7.31	$7.11	$7.09	$6.87	$7.04

Income From Investment Operations
Net Investment Income	0.16	0.26	0.33	0.39	0.35
Net Gains (Losses) on Investments (both realized and unrealized)	(0.03)	0.25	0.05	0.22	(0.15)

Total From Investment Operations	0.13	0.51	0.38	0.61	0.20

Less Distributions
Dividends From Net Investment Income	(0.20)	(0.26)	(0.34)	(0.39)	(0.35)
Distributions From Net Realized Gain on Investments	(0.02)	(0.05)	(0.02)	0.00	(0.02)

Total Distributions	(0.22)	(0.31)	(0.36)	(0.39)	(0.37)

Net Asset Value, End of Year	$7.22	$7.31	$7.11	$7.09	$6.87

Total Return	1.90%	7.27%	5.35%	9.14%	3.02%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$469.22	$499.52	$193.78	$75.69	$59.31
Ratio of Net Operating Expenses to Average Net Assets	0.53%	0.49%	0.51%	0.57%	0.54%
Ratio of Gross Operating Expenses to Average Net Assets[1]	0.67%	0.64%	0.61%	0.67%	0.62%
Ratio of Net Investment Income to Average Net Assets	2.26%	3.22%	4.33%	5.59%	5.07%
Portfolio Turnover Rate	231%	170%	75%	118%	90%

Notes:

1.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

40

HIGH YIELD FUND

	Year Ended March 31,				Period Ended March 31, 2001[1]
	2004		2003	2002
Net Asset Value, Beginning of Period	$3.99		$6.20	$7.26	$7.00

Investment Operations:
Net Investment Income	0.35	[5]	0.88 [5]	1.08	0.27
Net Gains (Losses) on Investments (both realized and unrealized)	0.71	[5]	(1.54)[5]	(1.01)	0.26

Total from Investment Operations	1.06		(0.66)	0.07	0.53

Less Distributions:
Dividends From Net Investment Income	(0.34)[7]		(1.55)[6]	(1.09)	(0.27)
Distributions From Net Realized Gains	0.00		0.00	(0.04)	0.00

Total Distributions	(0.34)		(1.55)	(1.13)	(0.27)

Net Asset Value, End of Period	$4.71		$3.99	$6.20	$7.26

Total Return	27.45%		(10.49)%	1.27%	7.76%	2
Ratios/Supplemental Data
Net Assets at End of Period (in millions)	$151.48		$131.34	$172.89	$57.67
Ratio of Net Operating Expenses to Average Net Assets	1.05		1.08%	1.03%	1.05%	3
Ratio of Gross Operating Expenses to Average Net Assets4	1.36		1.35%	1.35%	1.55%	3
Ratio of Net Investment Income to Average Net Assets	7.79		18.06%	17.56%	9.43%	3
Portfolio Turnover Rate	170%		153%	310%	169%	3

Notes:

1.	Commenced operations on October 31, 2000.
2.	Not annualized.
3.	Annualized.
4.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.
5.	For comparative purposes per share amounts are based on average shares outstanding.
6.	Includes a tax return of capital of $(0.51).
7.	Includes a tax return of capital of $(0.08).

LONG-TERM TAX-EXEMPT FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$9.95	$9.48	$9.62	$8.99	$9.87

Income From Investment Operations
Net Investment Income	0.26	0.29	0.36	0.40	0.42
Net Gains (Losses) on Investments (both realized and unrealized)	0.13	0.47	(0.14)	0.63	(0.82)

Total From Investment Operations	0.39	0.76	0.22	1.03	(0.40)

Less Distributions
Dividends From Net Investment Income	(0.26)	(0.29)	(0.36)	(0.40)	(0.42)
Distributions From Net Realized Gain on Investments	0.00	0.00	0.00	0.00	(0.06)

Total Distributions	(0.26)	(0.29)	(0.36)	(0.40)	(0.48)

Net Asset Value, End of Year	$10.08	$9.95	$9.48	$9.62	$8.99

Total Return	4.01%	8.12%	2.29%	11.69%	(4.01)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$72.78	$94.97	$115.18	$135.52	$121.99
Ratio of Net Operating Expenses to Average Net Assets	0.73%	0.70%	0.72%	0.77%	0.75%
Ratio of Gross Operating Expenses to Average Net Assets1	0.80%	0.77%	0.82%	0.83%	0.83%
Ratio of Net Investment Income to Average Net Assets	2.64%	2.99%	3.66%	4.33%	4.54%
Portfolio Turnover Rate	111%	51%	35%	60%	78%

Notes:

1.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

41

INTERMEDIATE-TERM TAX-EXEMPT FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$9.88	$9.39	$9.57	$9.06	$9.49

Income From Investment Operations
Net Investment Income	0.26	0.31	0.35	0.38	0.37
Net Gains (Losses) on Investments (both realized and unrealized)	0.15	0.55	(0.12)	0.51	(0.43)

Total From Investment Operations	0.41	0.86	0.23	0.89	(0.06)

Less Distributions
Dividends From Net Investment Income	(0.26)	(0.31)	(0.35)	(0.38)	(0.37)
Distributions From Net Realized Gain on Investments	(0.34)	(0.06)	(0.06)	0.00	0.00

Total Distributions	(0.60)	(0.37)	(0.41)	(0.38)	(0.37)

Net Asset Value, End of Year	$9.69	$9.88	$9.39	$9.57	$9.06

Total Return	4.19%	9.31%	2.41%	10.07%	(0.58)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$387.62	$407.10	$370.02	$341.17	$292.67
Ratio of Net Operating Expenses to Average Net Assets	0.56%	0.51%	0.52%	0.57%	0.57%
Ratio of Gross Operating Expenses to Average Net Assets1	0.63%	0.59%	0.64%	0.64%	0.64%
Ratio of Net Investment Income to Average Net Assets	2.60%	3.15%	3.67%	4.17%	4.06%
Portfolio Turnover Rate	31%	48%	67%	84%	91%
Notes: 1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator. SHORT-TERM TAX-EXEMPT SECURITIES FUND
	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$7.20	$7.17	$7.15	$7.02	$7.17

Income From Investment Operations
Net Investment Income	0.08	0.12	0.20	0.28	0.25
Net Gains (Losses) on Investments (both realized and unrealized)	0.02	0.03	0.03	0.13	(0.15)

Total From Investment Operations	0.10	0.15	0.23	0.41	0.10

Less Distributions
Dividends From Net Investment Income	(0.08)	(0.12)	(0.20)	(0.28)	(0.25)
Distributions From Net Realized Gain on Investments	0.00	0.00	(0.01)	0.00	0.00

Total Distributions	(0.08)	(0.12)	(0.21)	(0.28)	(0.25)

Net Asset Value, End of Year	$7.22	$7.20	$7.17	$7.15	$7.02

Total Return	1.40%	2.04%	3.20%	5.94%	1.39%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$360.60	$291.28	$165.69	$83.34	$54.23
Ratio of Net Operating Expenses to Average Net Assets	0.47%	0.46%	0.48%	0.58%	0.56%
Ratio of Gross Operating Expenses to Average Net Assets1	0.59%	0.58%	0.55%	0.65%	0.63%
Ratio of Net Investment Income to Average Net Assets	1.12%	1.57%	2.60%	3.97%	3.54%
Portfolio Turnover Rate	99%	31%	111%	42%	130%

Notes:

1.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

42

NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$9.12	$8.74	$8.83	$8.34	$8.80

Income From Investment Operations
Net Investment Income	0.22	0.27	0.31	0.33	0.32
Net Gains (Losses) on Investments (both realized and unrealized)	0.14	0.51	(0.09)	0.49	(0.37)

Total From Investment Operations	0.36	0.78	0.22	0.82	(0.05)

Less Distributions
Dividends From Net Investment Income	(0.22)	(0.27)	(0.31)	(0.33)	(0.32)
Distributions From Net Realized Gain on Investments	(0.29)	(0.13)	0.00	0.00	(0.09)

Total Distributions	(0.51)	(0.40)	(0.31)	(0.33)	(0.41)

Net Asset Value, End of Year	$ 8.97	$ 9.12	$ 8.74	$8.83	$8.34

Total Return	4.06%	8.96%	2.54%	10.02%	(0.51)%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$178.11	$187.40	$178.61	$144.42	$126.38
Ratio of Net Operating Expenses to Average Net Assets	0.68%	0.67%	0.67%	0.73%	0.73%
Ratio of Gross Operating Expenses to Average Net Assets1	0.73%	0.72%	0.72%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets	2.41%	2.96%	3.53%	3.90%	3.82%
Portfolio Turnover Rate	42%	43%	45%	39%	64%
Notes: 1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator. CALIFORNIA TAX-EXEMPT INCOME FUND
	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$7.49	$7.27	$7.30	$7.07	$7.25

Income From Investment Operations
Net Investment Income	0.24	0.25	0.26	0.26	0.26
Net Gains (Losses) on Investments (both realized and unrealized)	0.00	0.22	(0.02)	0.23	(0.18)

Total From Investment Operations	0.24	0.47	0.24	0.49	0.08

Less Distributions
Dividends From Net Investment Income	(0.24)	(0.25)	(0.26)	(0.26)	(0.26)
Distribution From Net Realized Gain on Investments	0.00	0.00 [2]	(0.01)	0.00	0.00

Total Distribution	(0.24)	(0.25)	(0.27)	(0.26)	(0.26)

Net Asset Value, End of Year	$7.49	$7.49	$7.27	$7.30	$7.07

Total Return	3.19%	6.59%	3.32%	7.09%	1.13%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$66.89	$66.19	$58.23	$54.61	$65.03
Ratio of Net Operating Expenses to Average Net Assets	0.50%	0.46%	0.50%	0.50%	0.50%
Ratio of Gross Operating Expenses to Average Net Assets[1]	0.90%	0.50%	0.87%	0.97%	0.95%
Ratio of Net Income to Average Net Assets	3.14%	3.36%	3.55%	3.69%	3.67%
Portfolio Turnover Rate	15%	9%	4%	6%	16%

Notes:

1.	Expense ratio before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.
2.	Amount represents less than $0.01 per share.

43

Excelsior Funds, Inc.

Excelsior Funds Trust

Excelsior Tax-Exempt Funds, Inc.

Investment Adviser

United States Trust Company of New York

114 W. 47th Street

New York, New York 10036

U.S. Trust Company, N.A.

225 High Ridge Road

Stamford, Connecticut 06905

Distributor

Edgewood Services, Inc.

5800 Corporate Drive

Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)

The SAIs dated July 29, 2004 include detailed information about Excelsior Funds, Inc, Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain additional information about the Funds’ investments. The Annual Report also lists each Fund’s holdings and discusses the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc., from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.’s, Excelsior Funds Trust’s and Excelsior Tax-Exempt Funds, Inc.’s Investment Company Act registration numbers are 811-4088, 811-8490 and 811-4101, respectively.

PROFIXEDINC 0704 41251

Pursuant to Rule 497(c)

Registration Nos. 2-92665

33-78264

Excelsior Funds, Inc. and Excelsior Funds Trust are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Institutional Shares class of the Money and Value and Restructuring Funds of Excelsior Funds, Inc. and the Equity, Optimum Growth, Mid Cap Value, International Equity, Total Return Bond, Income and High Yield Funds of Excelsior Funds Trust (the “Funds”) that you should know before investing. The Money, Value and Restructuring, Optimum Growth, Mid Cap Value and High Yield Funds offer two classes of shares: Institutional Shares, which are offered in this prospectus, and Shares, which are offered in separate prospectuses. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

Introduction — Risk/Return Information Common To All Funds

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal, strategies and risks. United States Trust Company of New York and U.S. Trust Company, N.A. (together, the “Adviser”) invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser’s Equity Investment Philosophy

The Adviser manages the Value and Restructuring Fund, Equity Fund, Optimum Growth Fund, Mid Cap Value Fund, International Equity Fund, and High Yield Fund with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with “longer-term investment themes” to assess the investment potential of individual companies. Specific investment selection is a “bottom-up” approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

Value

This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company’s future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies’ shares.

Growth

This long-term strategy consists of buying and holding equity securities of companies which it believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

Themes

To complete the Adviser’s investment philosophy in managing the funds, the investment strategies discussed above are applied in concert with long-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends that arise from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these long-term trends will enable it to identify companies that are currently benefiting, or will soon benefit, from these trends.

3

Money Fund

FUND SUMMARY

Investment Goal  Current income as is consistent with liquidity and stability of principal

Investment Focus  Money market instruments

Share Price Volatility  Very low

Principal Investment Strategy  Investing in a portfolio of high quality, U.S. dollar-denominated money market instruments issued or guaranteed by the U.S. government and its agencies and instrumentalities and fully collateralized repurchase agreements

Investor Profile  Conservative investors seeking current income, liquidity and stability of principal

Investment Objective

The Money Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

Investment Strategy

The Money Fund invests substantially all of its assets in high quality, U.S. dollar-denominated money market instruments, such as bank certificates of deposit, bankers’ acceptances, commercial paper, corporate debt, mortgage-backed securities, obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities and fully collateralized repurchase agreements. In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

The Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments as to maturities, issuers and providers of credit support.

Principal Risks

The prices of the Money Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changing interest rates.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You should consider the risks described above before you decide to invest in the Fund.

4

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the past performance of shares of the Fund does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 1.61% (09/30/00)	Worst Quarter 0.20% (12/31/03)

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2004 was 0.42%.

This table shows the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2003.

	1 Year	Since Inception*
Money Fund	0.94%	3.19%

*	Since December 16, 1999

Call 1-800-881-9358 for the Fund’s most current 7-day yield.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.25%
Other Expenses	0.20%	*
Total Annual Fund Operating Expenses	0.45%
Less Fee Waivers	(0.20)%	**
Net Annual Fund Operating Expenses	0.25%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual waivers currently in effect. The Adviser has contractually agreed to waive fees expenses in order to keep total operating expenses from exceeding 0.25%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory fee. During the Fund’s latest fiscal year, this fee waiver ultimately reduced the Fund’s “Net Annual Fund Operating Expenses” to 0.21%. This fee waiver is voluntary and may be terminated at any time. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$26	$124	$232	$547

5

Value and Restructuring Fund

FUND SUMMARY

Investment Goal  Long-term capital appreciation

Investment Focus  Common stocks of U.S. companies

Share Price Volatility  High

Principal Investment Strategy  Investing in common stocks of companies which the Adviser believes are undervalued by the market and whose share prices are expected to benefit from the value created through restructuring or industry consolidation

Investor Profile  Investors seeking long-term capital appreciation through a diversified portfolio of securities, and who are willing to bear the risks of investing in equity securities

Investment Objective

The Value and Restructuring Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing in companies that will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Investment Strategy

The Value and Restructuring Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and, to a lesser extent, foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company’s assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries.

The Fund will sell a portfolio security when the Adviser believes that holding the security is no longer consistent with the Fund’s investment objective or when the Adviser believes holding the security is no longer in the best interests of the Fund.

Principal Risks

Since it purchases equity securities, the Value and Restructuring Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Fund is also subject to the risk that an anticipated restructuring or business combination event may fail to occur or occurs and fails to produce reasonably anticipated benefits. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more vola -

6

tile than those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

                                    [CHART]

Best Quarter 22.25% (6/30/03)	Worst Quarter (3.27)% (3/31/03)

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2004 was 5.71%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2003 to those of the Russell 1000 Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception
Value and Restructuring Fund
Return Before Taxes	48.06%	44.55%	*
Return After Taxes on Distributions	47.84%	44.22%	*
Return After Taxes on Distributions and Sale of Fund Shares	31.46%	37.93%	*
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)**	30.03%	32.39%	*

*	Since September 30, 2002
**	The Russell 1000 Value Index is an unmanaged index composed of the 1000 companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 3000 Index. The Russell 3000 Index is composed of 3000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

7

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.60%
Other Expenses	0.29%
Total Annual Fund Operating Expenses	0.89%	*

*	The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.89%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

8

Equity Fund

FUND SUMMARY

Investment Goal  Long-term capital appreciation

Investment Focus  Common stocks of U.S. companies

Share Price Volatility  High

Principal Investment Strategy  Investing in common stocks that the Adviser believes are undervalued in the market

Investor Profile  Investors seeking growth of capital through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective

The Equity Fund seeks to provide long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the Equity Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities. The Equity Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests primarily in common stocks of larger capitalization (i.e., companies with market capitalizations over $5 billion) U.S. and, to a lesser extent, foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size, including small, high growth companies.

The Adviser takes a long-term approach to managing the Fund and tries to identify companies with characteristics that will lead to future earnings growth or recognition of their true value. In particular, the Adviser looks for companies that its fundamental analysis indicates are positioned to provide solutions to or benefit from complex social and economic trends, or whose products are early in their life cycle and will experience accelerating growth in the future.

Principal Risks

Since it purchases equity securities, the Equity Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. In particular, additional risks associated with investing in foreign companies may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

9

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 22.45% (12/31/98)	Worst Quarter (17.86)% (3/31/01)

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2004 was 2.08%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2003, to those of the Standard & Poors 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Equity Fund
Return Before Taxes	26.99%	(0.67)%	9.64%*
Return After Taxes on Distributions	26.86%	(2.76)%	7.62%*
Return After Taxes on Distributions and Sale of Fund Shares	17.68%	(1.03)%	7.80%*
Standard & Poor’s 500 Composite Stock Price Index (reflects no deduction for fees, expenses, or taxes)***	28.69%	(0.57)%	12.20%*	*

*	Since January 16, 1995
**	Since December 31, 1994
***	The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. Stock market performance.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.90%
Less Fee Waivers	(0.20)%	*
Net Annual Fund Operating Expenses	0.70%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.70%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$72	$267	$479	$1,089

10

Optimum Growth Fund

FUND SUMMARY

Investment Goal  Superior, risk-adjusted total return

Investment Focus  Common stocks of U.S. companies

Share Price Volatility  High

Principal Investment Strategy  Invests in common stocks that the Adviser believes have strong growth prospects

Investor Profile  Investors seeking total return through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective

The Optimum Growth Fund seeks superior, risk-adjusted total return. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

The Optimum Growth Fund invests primarily (at least 65% of its assets) in common stocks of U.S. companies that the Adviser believes have growth prospects that exceed those of the overall market. The Fund generally invests in medium to large capitalization companies (i.e., companies with market capitalizations over $1.5 billion) in a variety of industries.

The Adviser takes a long-term approach to managing the Fund and tries to identify high quality companies with consistent or rising earnings growth records. Typically, these companies are industry leaders with the potential to dominate their markets by being the low cost, high quality producers of products or services. In addition to its core portfolio selections, the Adviser further diversifies Fund investments with a structured segment of issuers included in the Russell 1000 Growth Index, which includes growth-oriented issuers selected from among the 1,000 largest U.S. issuers. From this universe, the Adviser systematically selects companies that it believes, based on quantitative screening, complement the Fund’s core holdings by reducing portfolio volatility and further diversifying the Fund.

Principal Risks

Since it purchases equity securities, the Optimum Growth Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund is also subject to risks particular to its investments in medium capitalization companies. In particular, medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described below before you decide to invest in the Fund.

11

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 36.46% (12/31/98)	Worst Quarter (25.21)% (3/31/01)

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2004 was 5.05%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2003, to those of the Russell 1000 Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Optimum Growth Fund
Return Before Taxes	23.48%	(7.54)%	5.98%	*
Return After Taxes on Distributions	23.47%	(8.85)%	4.95%	*
Return After Taxes on Distributions and Sale of Fund Shares	15.27%	(5.91)%	5.47%	*
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)***	29.75%	(5.11)%	5.78%	**

*	Since June 1, 1996
**	Since May 31, 1996
***	The Russell 1000 Growth Index is an unmanaged index and is composed of the 1000 companies with higher price-to-book ratios and higher forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.42%	*
Total Annual Fund Operating Expenses	1.07%
Less Fee Waivers	(0.27)%	**
Net Annual Fund Operating Expenses	0.80%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.80%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$82	$314	$564	$1,281

12

Mid Cap Value Fund

FUND SUMMARY

Investment Goal  Long-term capital appreciation

Investment Focus  Common stocks of U.S. companies

Share Price Volatility  High

Principal Investment Strategy  Investing in common stocks that the Adviser believes are undervalued in the market

Investor Profile  Investors seeking growth of capital through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective

The Mid Cap Value Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the Mid Cap Value Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in common stocks of mid-sized companies that have market capitalizations that are consistent with the market capitalizations of companies included in the Russell Mid Cap Value Index (“Index”), as such index may be reconstituted from time-to-time. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. At present, the companies comprising the Index have average market capitalization of $6.32 billion. The market capitalizations of the companies in the Fund’s portfolio may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because the company’s market capitalization falls below or rises above the market capitalization of companies that qualify for inclusion in the Index. The Fund invests primarily in common stocks of U.S. and, to a lesser extent, foreign companies that the Adviser believes are undervalued, at current market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and may invest in companies of any size, including small, high growth companies.

In selecting investments for the Fund, the Adviser combines fundamental research with valuation constraints to identify companies trading at what the Adviser believes are reasonable prices and displaying characteristics expected to lead to greater recognition of true value. The Adviser believes that events such as restructuring activities and industry consolidations can be the catalysts necessary to realize this value.

Principal Risks

Since it purchases equity securities, the Mid Cap Value Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The medium and small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, stocks of these companies may be more volatile than those of larger companies.

13

The Fund also may be subject to risks particular to its investments in foreign companies. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk and expropriation risk. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described below before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 26.81% (12/31/99)	Worst Quarter (20.61)% (9/30/02)

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2004 was 4.05%.

This table compares the average annual total returns of the Fund’s Institutional Shares for the periods ended December 31, 2003, to those of the Russell Mid Cap Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Mid Cap Value Fund
Return Before Taxes	44.91%	13.37%	17.21%*
Return After Taxes on Distributions	44.82%	10.45%	14.55%*
Return After Taxes on Distributions and Sale of Fund Shares	29.28%	10.14%	13.90%*
Russell Mid Cap Value Index (reflects no deduction for fees, expenses, or taxes)***	38.07%	8.73%	12.24%*	*
Russell Mid Cap Index (reflects no deduction for fees, expenses, or taxes)****	40.06%	7.23%	10.73%*

*	Since June 1, 1996
**	Since May 31, 1996
***	The Russell Mid Cap Value Index measures the performance of medium-sized, value-oriented securities.
****	The Russell Mid Cap Index measures the performance of medium-sized securities.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

14

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.33%	*
Total Annual Fund Operating Expenses	0.98%
Less Fee Waivers	(0.09)%	**
Net Annual Fund Operating Expenses	0.89%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.89%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$91	$303	$533	$1,193

15

International Equity Fund

FUND SUMMARY

Investment Goal  Long-term capital appreciation

Investment Focus  Foreign equity securities

Share Price Volatility  High

Principal Investment Strategy  Investing in a diversified portfolio of equity securities of issuers in developed foreign countries and, to a lesser extent, emerging markets

Investor Profile  Investors seeking long-term capital appreciation through a diversified portfolio of securities, who are willing to accept the risks of investing in companies located in foreign countries

Investment Objective

The International Equity Fund seeks to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securities. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the International Equity Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of issuers located outside the United States. The International Equity Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests primarily in equity securities of larger, more established companies located in developed foreign markets, which include most nations in western Europe and the more developed nations in the Pacific Basin and Latin America. The Fund may invest to a lesser extent in less developed countries and regions to capitalize on opportunities in emerging markets. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in a broad range of foreign markets, giving particular emphasis to each company’s scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country, region or industry.

Principal Risks

Since it purchases equity securities, the International Equity Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

16

The financial stability of issuers in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. These risks are discussed in greater detail in the section entitled “More Information About Risks”.

You may lose money by investing in the Fund. You should consider the risks described above before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 40.28% (12/31/99)	Worst Quarter (20.92)% (9/30/02)

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2004 was 3.53%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2003, to those of the MSCI-EAFE Index and the MSCI-ACWI ex U.S. Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
International Equity Fund
Return Before Taxes	42.68%	(0.56)%	3.88%	*
Return After Taxes on Distributions	42.73%	(1.91)%	2.69%	*
Return After Taxes on Distributions and Sale of Fund Shares	28.34%	(0.77)%	3.01%	*
MSCI-EAFE Index (reflects no deduction for fees, expenses, or taxes)***	38.59%	(0.05)%	4.11%	**
MSCI-ACWI ex U.S. Index (reflects no deduction for fees, expenses, or taxes)****	41.41%	1.55%	4.45%	**

*	Since January 24, 1995
**	Since December 31, 1994
***	The MSCI-EAFE Index is a widely accepted, unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
****	The MSCI-ACWI ex U.S. Index is a widely accepted, unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

17

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	1.00%
Other Expenses	0.44%
Total Annual Fund Operating Expenses	1.44%
Less Fee Waivers	(0.54)%	**
Net Annual Fund Operating Expenses	0.90%	**

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Shares” for more information.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.90%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$92	$402	$736	$1,678

18

Total Return Bond Fund

FUND SUMMARY

Investment Goal  Total return

Investment Focus  Investment grade fixed income securities

Share Price Volatility  Medium

Principal Investment Strategy  Investing in investment grade government and corporate fixed income securities

Investor Profile  Investors seeking total return through a diversified portfolio of securities, and who are willing to accept the risks of investing in fixed income securities of varying maturities

Investment Objective

The Total Return Bond Fund seeks to maximize the total rate of return consistent with moderate risk of capital and maintenance of liquidity. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the Total Return Bond Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in fixed income securities. The Total Return Bond Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund invests primarily (at least 65% of its total assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and corporate issuers rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest a portion of its assets in dollar-denominated fixed income securities of foreign issuers and mortgage-backed securities.

There is no limit on the Fund’s average maturity or on the maximum maturity of a particular security. The Adviser manages the Fund by balancing yield, average maturity and risk in light of its assessment of real interest rates and the yield curve to provide maximum preservation of purchase power. In selecting particular investments, the Adviser looks for fixed income securities that offer relative value and potential for moderate price appreciation.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities and may affect the Fund’s performance.

Principal Risks

The prices of the Total Return Bond Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The mortgages underlying mortgage-backed securities may be paid off early, particularly in a period of falling interest rates, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

The Fund also may be subject to risks particular to its investments in foreign fixed income securities as well as credit risk. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk, expropriation risk and emerging markets risk. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

19

You may lose money by investing in the Fund. You should consider the risks described below before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 5.02% (12/31/00)	Worst Quarter (2.47)% (3/31/96)

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2004 was (0.49)%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2003, to those of the Lehman Brothers Govt/Credit Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Total Return Bond Fund
Return Before Taxes	4.32%	6.51%	7.94%	*
Return After Taxes on Distributions	2.03%	4.09%	5.21%	*
Return After Taxes on Distributions and Sale on Fund Shares	3.04%	4.07%	5.12%	*
Lehman Brothers Govt/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)***	4.68%	6.65%	8.21%	**

*	Since January 19, 1995
**	Since December 31, 1994
***	The Lehman Brothers Govt/Credit Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.89%
Less Fee Waivers	(0.39)%	*
Net Annual Fund Operating Expenses	0.50%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.50%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$51	$245	$455	$1,060

20

Income Fund

FUND SUMMARY

Investment Goal  Current income, consistent with moderate risk of capital and liquidity

Investment Focus  Investment grade fixed income securities

Share Price Volatility  Medium

Principal Investment Strategy  Investing in investment grade government and corporate fixed income securities

Investor Profile  Investors seeking current income through a diversified portfolio of securities, and who are willing to accept the risks of investing in fixed income securities of varying maturities

Investment Objective

The Income Fund seeks to provide as high a level of current interest income as is consistent with moderate risk of capital and maintenance of liquidity. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

The Income Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and corporate issuers rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund may invest up to 35% of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called “high yield” or “junk” bonds. The Fund also may invest a portion of its assets in dollar-denominated fixed income securities of foreign issuers and mortgage-backed securities.

There is no limit on the Fund’s average maturity or on the maximum maturity of a particular security. The Adviser manages the Fund’s average portfolio maturity in light of current market and economic conditions to provide a competitive current yield and reasonable principal volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve. The fixed income securities held by the Fund also may have the potential for moderate price appreciation.

Principal Risks

The prices of the Income Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

The Fund also may be subject to risks particular to its investments in foreign fixed income securities as well as credit risk. Risks associated with investing in foreign securities may include legal and regulatory risk, currency risk, liquidity risk, expropriation risk and emerging markets risk. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

21

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

You may lose money by investing in the Fund. You should consider the risks described below before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Institutional Shares class from year to year.

Best Quarter 4.50% (12/31/00)	Worst Quarter (2.03)% (3/31/96)

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2004 was 0.05%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2003, to those of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	5 Years	Since Inception
Income Fund
Return Before Taxes	4.23%	6.21%	7.32%*
Return After Taxes on Distributions	2.17%	3.79%	4.55%*
Return After Taxes on Distributions and Sale of Fund Shares	2.76%	3.79%	4.53%*
Lehman Brothers Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)***	4.11%	6.62%	8.10%*	*

*	Since January 16, 1995
**	Since December 31, 1994
***	The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.89%
Less Fee Waivers	(0.39)%	*
Net Annual Fund Operating Expenses	0.50%	*

*	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.50%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$51	$245	$455	$1,060

22

High Yield Fund

FUND SUMMARY

Investment Goal  High level of current income and, secondarily, capital appreciation

Investment Focus  Non-investment grade fixed-income securities

Share Price Volatility  High

Principal Investment Strategy  Investing in non-investment grade corporate and government fixed-income securities

Investor Profile  Investors seeking a high level of current income through a diversified portfolio of securities, and who are willing to bear risks of investing in non-investment grade fixed-income securities

Investment Objective

The High Yield Fund seeks a high level of current income as its primary objective, and may also consider the potential for capital appreciation as a secondary objective, when consistent with its primary objective.

Investment Strategy

Under normal circumstances, the High Yield Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in high yield, fixed income securities that are rated in the lower rating categories of a nationally recognized rating agency (e.g., Ba or lower by Moody’s Investors Service (Moody’s) or BB or lower by Standard & Poor’s (S&P)), or unrated securities that the Adviser believes are of comparable quality. Securities rated below Baa by Moody’s or below BBB by S&P are commonly known as “junk bonds.” The High Yield Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. The Fund may invest in all types of fixed-income securities, including:

•	Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)
•	Convertible and non-convertible corporate debt obligations
•	Custodial receipts
•	Municipal securities and obligations of the U.S. government, its agencies and instrumentalities
•	Preferred stock
•	Mortgage and other asset-backed securities

Although the Fund invests primarily in the debt obligations of domestic issuers, it may invest up to 25% of its assets in obligations of foreign issuers (including emerging countries), including obligations of foreign corporations, banks and governments.

The Fund does not have any portfolio maturity limitation and may invest its assets from time to time primarily in instruments with short, medium and long maturities. The Fund may also purchase the securities of issuers that are in default and/or subject to insolvency and/or bankruptcy proceedings.

In selecting securities for the Fund’s portfolio, the Adviser does not rely principally on the ratings agencies. It performs its own independent investment analysis of each issuer to determine its creditworthiness. In doing so, the Adviser considers a number of factors, including the issuer’s financial and managerial strength and its sensitivity to economic and market conditions as well as other factors.

Principal Risks

The prices of the High Yield Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that

23

the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore to calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates.

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

The Fund’s U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

The Fund also may be subject to risks particular to its investment in foreign fixed income securities. Risks associated with investing in foreign securities may include legal and regulatory risks, currency risks, liquidity risk, expropriation risk and emerging markets risk. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described below before you decide to invest in the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund’s Institutional Shares class performance from year to year.

Best Quarter	Worst Quarter
14.34%	(11.36)%
(6/30/03)	(9/30/02)

The Fund’s Institutional Shares class performance for the six month period ending June 30, 2004 was 2.85%.

This table compares the average annual total returns of the Fund’s Institutional Shares class for the periods ended December 31, 2003, to those of the Merrill Lynch High Yield, Cash Pay Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception
High Yield Fund
Return Before Taxes	32.94%	6.41%*
Return After Taxes on Distributions	28.37%	(0.51)%*
Return After Taxes on Distributions and Sale of Fund Shares	12.46%	0.78%*
Merrill Lynch High Yield, Cash Pay Index (reflects no deduction for fees, expenses, or taxes)**	27.22%	9.21%*

*	Since October 31, 2000
**	The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by S&P or Moody’s and must not be in default. Issues have a term to maturity of at least one year.

24

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	0.80%
Other Expenses	0.24%	*
Total Annual Fund Operating Expenses	1.04%
Less Fee Waivers	(0.24)%	**
Net Annual Fund Operating Expenses	0.80%	**

*	The expense information has been restated to reflect current fees.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.80%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information, see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$82	$307	$551	$1,249

25

More Information About Risks

All Funds

Management Risk

The Adviser continuously evaluates each Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. If the Adviser is incorrect in its assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Frequent Trading

The Funds discourage frequent trading (including by means of exchanges) and maintain procedures designed to deter market timing activity. Frequent trading of mutual fund shares within short periods of time poses the risk of lower returns for long-term shareholders of a Fund, as these so-called “market timers” capture short-term gains that would otherwise be shared by all shareholders of a Fund. Frequent trading may also result in lower Fund returns by increasing transaction costs or by effectively making fewer assets available for investment due to the need to retain cash to satisfy redemptions. While the Funds adopted these policies and procedures, there can be no guarantee that all such activity will in fact be identified or that such activity can be completely eliminated.

The ability of a Fund and its agents to detect and curtail frequent trading practices may be limited by operational systems and technological limitations. For example, a Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be permitted or facilitated by these intermediaries, particularly with regard to intermediaries that aggregate their client positions and trading activity in an omnibus account with a Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account, the identity of the particular shareholder(s) may not be not known to the Fund and the Fund must rely on the financial intermediaries to identify frequent trading.

Each Fund will reject purchase orders from persons whom the Fund has found to engage in frequent trading in contravention of the Fund’s procedures. The Funds currently do not treat the following types of purchases, redemptions and exchanges as prohibited frequent trading (collectively, “Transactions”): (i) Transactions solely in money market funds; (ii) Transactions resulting from bona fide investment decisions of a professional investment adviser or other institution with respect to eligible asset allocation programs; (iii) Transactions involving shares acquired through the reinvestment of dividends and capital gains; (iv) Transactions by an investor who has established an eligible automated purchase, exchange, rebalancing or redemption plan with the Funds; (v) Transactions resulting from the death or disability of a shareholder; (vi) Transactions involving shares transferred from another account in the same Fund or shares converted from another class of shares of the same Fund (provided, however, any applicable redemption fee period is carried over); and (vii) Transactions initiated by a Fund (e.g, for failure to meet applicable account minimums). Each Fund reserves the right to amend these categories and to determine whether a particular transaction qualifies for any such category, at its discretion. The International Equity Fund imposes redemption fees on redemptions (including exchanges) within 30 days of purchase. The Fund exempts from redemption fees (i) Transactions and (ii) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the International Equity Fund as an investment vehicle. Each Fund retains the right to reject any purchase order, to amend exemptions to the redemption fee policy (with respect to the International Equity Fund), and to change or cancel exchange privileges at any time, in each case at each Fund’s discretion.

The Value and Restructuring, Equity, Optimum Growth, Mid Cap Value and International Equity Funds only

Equity Risk

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

26

The Value and Restructuring, Equity and Mid Cap Value Funds only

Small Cap Risk

The small capitalization companies in which the Funds may invest, which generally have market capitalizations up to $1.5 billion, may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, small capitalization stocks may be more volatile than those of larger companies.

The Value and Restructuring, Equity, Optimum Growth and Mid Cap Value Funds only

Mid Cap Risk

The medium capitalization companies in which the Funds may invest have market capitalizations that are consistent with the capitalizations of companies included in the Russell Mid Cap Value Index as such Index may be reconstituted from time-to-time. At present the companies comprising the Index have average market capitalizations of $6.32 billion. Medium capitalization companies may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

The Money, Total Return Bond, Income and High Yield Funds only

Fixed Income Risk

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. Duration approximates the price sensitivity of a security to changes in interest rates. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features.

Call Risk

During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause the Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Credit Risk

Fixed income investments are subject to the possibility that an issuer will be unable to make timely payments of either principal or interest. The Adviser performs credit analyses on all issuers of securities in which the Fund invests. Such analyses are based on information that is publicly available about issuers, and this information and/or the Adviser’s analyses may be incomplete or incorrect.

Extension Risk

An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund may also suffer from the inability to invest in higher yielding securities.

Event Risk

Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund’s multiple holdings.

Mortgage-Backed Securities Risk

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional

27

mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

U.S. Government Securities

Investments in U.S. Government securities may or may not be supported by the full faith and credit of the U.S. Government. Although many U.S. Government securities purchased by the Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks (“FHLB”) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and therefore, are not backed by the full faith and credit of the U.S. Government. Accordingly, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury and thus, it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such case, the Fund must look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment.

The U.S. Government securities that the Funds may purchase include:

•	U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.
•	Securities issued by agencies, instrumentalities or sponsored enterprises of the U.S. Government that are backed by the full faith and credit of the U.S. Government. Among the agencies, instrumentalities and sponsored enterprises issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration (“FHA”).
•	Securities issued by agencies, instrumentalities or sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, but whose issuing agency, instrumentality or sponsored enterprise has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations are Fannie Mae, Freddie Mac and the FHLB.
•	Securities issued by agencies, instrumentalities or sponsored enterprises that are backed solely by the credit of the issuing agency, instrumentality or sponsored enterprise. Among these agencies, instrumentalities and sponsored enterprises issuing these obligations is the Federal Farm Credit System.

The Total Return Bond, High Yield and Income Funds only

High-Yield, Lower Rated Securities Risk

High-Yield, lower rated securities are subject to additional risks associated with investing in high-yield securities, including:

•	Greater risk of default or price declines due to changes in the issuer’s creditworthiness. Junk bonds are subject to the risk that the issuer may not be able to pay interest on dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.
•	A thinner and less active market which may increase price volatility and limit the ability of the Fund to sell these securities at their carrying values.
•	Prices for high-yield, lower rated securities may be affected by investor perception of issuer credit quality and the outlook for economic growth, such that prices may move independently of interest rates and the overall bond market.

The Value and Restructuring, Equity, Optimum Growth, Mid Cap Value and Income Funds only

Technology Risk

The Funds may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the technology market sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in

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managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, a Fund’s investment in technology companies may subject it to more volatile price movements.

All Funds (except the Money Fund)

Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Fund may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund’s investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk

The Funds may not be able to pay redemption proceeds within the time period stated in this prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk

Foreign governments may expropriate the Funds’ investments either directly by restricting the Funds’ ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Funds’ investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Funds to pursue and collect a legal judgment against a foreign government.

The International Equity, Total Return Bond, Income and High Yield Funds only

Emerging Market Risk

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, a Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund’s objective, or remaining uninvested. A Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

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More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of each Fund. These investments and strategies are described in detail in the Funds’ Statements of Additional Information.

Investment Adviser

United States Trust Company of New York and U.S. Trust Company, N.A., acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firms and the nation’s largest electronic brokerage firm, in each case measured by customer assets. At June 30, 2004, Schwab served 7.5 million active accounts with $996.3 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, “U.S. Trust”) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On June 30, 2004, U.S. Trust had approximately $137.0 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the securities subject to research.

The Board of Trustees of Excelsior Funds Trust and the Board of Directors of Excelsior Funds, Inc. supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2004, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, of:

Money Fund	0.01%
Value and Restructuring Fund	0.50%
Equity Fund	0.50%
Optimum Growth Fund	0.43%
Mid Cap Value Fund	0.45%
International Equity Fund	0.51%
Total Return Bond Fund	0.30%
Income Fund	0.30%
High Yield Fund	0.53%

The Adviser has contractually agreed to waive fees to keep the Funds’ net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for each Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, the agreement will renew automatically for the Funds’ next fiscal year unless the Adviser or Excelsior Funds Trust or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Funds’ next fiscal year.

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Portfolio Managers

David J. Williams and Timothy Evnin serve as the Value and Restructuring Fund’s portfolio co-managers. Mr. Williams is primarily responsible for the day-to-day management of the Fund’s portfolio. He has served as the Fund’s portfolio manager or co-manager since the Fund’s inception. Mr. Williams, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. Mr. Evnin, a Managing Director and Senior Portfolio Manager in the Investment Management Division, has been with U.S. Trust since 1987.

Leigh H. Weiss and Earl W. White serve as the Equity Fund’s portfolio co-managers. Mr. Weiss and Mr. White are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Weiss, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1993. He has served as the Fund’s portfolio manager or co-manager since 1996. Mr. White, a Senior Vice President in the Institutional Equity Investments Division, has been with U.S. Trust since 1998. Prior to joining U.S. Trust, he served as director of trust investments at Consolidated Edison Company of New York, Inc. Prior to that, he was employed at Public Service Electric and Gas Company, where he held several treasury management positions.

Alexander Powers and Cyril Theccanat serve as portfolio co-managers for the Income and Total Return Bond Funds. Mr. Powers is primarily responsible for the day-to-day management of the Total Return Bond Fund, while Mr. Powers and Mr. Theccanat are primarily responsible for the day-to-day management of the Income Fund. Mr. Powers, a Managing Director, has served as portfolio manager or co-manager of the Income and Total Return Bond Funds since joining U.S. Trust in 1996. From 1988 to 1996, he was the head of Taxable Fixed-Income at Chase Asset Management. Mr. Theccanat, a Senior Vice President, has been with U.S. Trust since 1990, except for the period from June 1998 to December 1999 when he left U.S. Trust to develop proprietary fixed income investment strategies.

David J. Linehan and Donald Elefson serve as the portfolio co-managers of the International Equity Fund. Mr. Linehan, a Managing Director, has been with U.S. Trust since July 1998. From August 1995 to July 1998, he was an international investment manager with Cowen Asset Management in New York. Mr. Elefson is a Senior Vice President and has been a portfolio manager or co- manager of the Emerging Markets Fund since 1999. Mr. Elefson has served as portfolio co-manager of the International Equity Fund, International Fund and the Pacific/Asia Fund since 2004. He has been with U.S. Trust since 1998. From 1994 to 1998, he was a portfolio manager with Smith Barney.

Timothy Evnin and John McDermott, CFA, serve as the Mid Cap Value Fund’s portfolio co-managers. Mr. Evnin and Mr. McDermott are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Evnin, a Managing Director and Senior Portfolio Manager in the Investment Management Division, has been with U.S. Trust since 1987. Mr. McDermott, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1996.

A.K. Rodgers Ratcliffe, CFA and Adam Moss serve as the High Yield Fund Portfolio co-managers. Mr. Ratcliffe, a Senior Vice President and Senior Portfolio Manager, has been with U.S. Trust since 2000 and has over 30 years of investment analysis experience encompassing both equity and corporate bond analysis, including 15 years of high yield credit analysis. Prior to joining U.S. Trust, Mr. Ratcliffe was the Senior Research Analyst for Northstar Investment Management from 1997 to 1999, where he was responsible for research for several high yield mutual funds. Prior to that he was the head of corporate bond research at Morgan Stanley and head of high yield research at Lazard Freres. Mr. Moss, a Vice President, portfolio manager and senior high yield analyst has been with U.S. Trust since 2001. Prior to joining U.S. Trust, Mr. Moss was an equity research associate for the Technology Group at Credit Suisse First Boston from 2000 to 2001. He also worked as a credit ratings analyst at Moody’s Investors Service for the High Yield Telecommunications group from 1997 to 2000.

All investment decisions for the Optimum Growth Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee.

Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have been providing full cooperation with respect to these Investigations and con -

31

tinue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

As previously disclosed, five class action suits have been filed against the Companies and the Adviser: Mike Sayegh v. Janus Capital Corp. et al., (filed October 22, 2003 in Los Angeles Superior Court); James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details vary, in general each suit alleges that the Adviser, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of the Companies. Each seeks unspecified monetary damages and related equitable relief.

Earlier this year, the Judicial Panel on Multi-District Litigation issued orders transferring numerous actions involving allegations of mutual fund late trading and market timing against various mutual fund companies to the United States District Court for the District of Maryland, for coordinated or consolidated pre-trial proceedings (“MDL 1586”). The class actions against the Adviser and the Companies have been consolidated by the Maryland court, a lead plaintiff has been appointed for such actions and the lead plaintiff has been given until September 29, 2004 to file a consolidated amended complaint in such actions.

In addition, a derivative action purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust has been filed in the Southern District of New York on May 22, 2004 against the Adviser, the Companies, and certain directors of the Companies alleging violations of Section 36 of the Investment Company Act, 15 U.S.C. § 80a-35(b) and breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices. That action is styled Richard Elliott v. Charles Schwab Corporation, et al., No. 04 CV 2262, and the Adviser expects that it ultimately will also be transferred to MDL 1586.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Institutional Shares of the Funds.

Institutional Shares

•	No sales charge
•	No 12b-1 fees
•	No minimum initial or subsequent investment

Institutional Shares are offered only to qualified institutional investors. Qualified institutional investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to Defined Benefit Plans, Defined Contribution, Money Purchase, 401(k) Plans), Foundations and Endowments, and corporate capital and cash management accounts. The Adviser reserves the right to determine which potential investors qualify for investment in this class of the Fund. For information on how to open an account and set up procedures for placing transactions call (800) 881-9358 (from overseas, call (617) 483-7297). Customers of financial institutions should contact their institutions for information on their accounts.

How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail
•	Wire
•	Telephone
•	Automated Clearinghouse (ACH), or
•	Automatic Investment Program

To purchase shares directly from us, please call (800) 881-9358 (from overseas, call (617) 483-7297), or

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complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire, write your check, payable in U.S. dollars, to “Excelsior Funds” and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA#011000028

DDA#99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds has adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. Excelsior Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, Excelsior Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a “Business Day”). A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after a Fund receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time) (the “Evaluation Time”). So, for you to receive the current Business Day’s NAV, a Fund must receive your purchase request in good order before the Evaluation Time. For the Money Fund, in order to be eligible to receive dividends declared on the day you submit your purchase request, the Fund must receive your request in good order before 3:00 p.m. Eastern time and federal funds (readily available funds) before the regularly scheduled close of normal trading on the NYSE.

How We Calculate NAV

NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees or the Board of Directors, as the case may be. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost, which approximates their market value.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these securities may change on days when you cannot purchase or sell Fund shares.

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How to Sell Your Fund Shares

You may sell (redeem) shares directly by:

•	Mail
•	Telephone, or
•	Automated Clearinghouse (ACH)

Holders of Institutional Shares may sell shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 881-9358 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

You may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

You may sell your shares on any Business Day by contacting a Fund directly by telephone at (800) 881-9358 (from overseas, call (617) 483-7297). If you own your shares directly and previously indicated on your account application or arranged in writing to do so.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

For the Money Fund, if you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares by writing a check for at least $500 drawn on your account. Checks are available free of charge, and may be obtained by calling (800) 881-9358 (from overseas, call (617) 483-7297). You cannot use a check to close your account.

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

A redemption fee of 2.00% of the value of the shares redeemed or exchanged will be imposed on shares of the International Equity Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the Fund. The Fund reserves the right, at its discretion, to waive, modify or terminate the redemption fee. No redemption fee will be charged on redemptions and exchanges involving (i) those that occur as a result of a bona fide investment policy committee decision of a recognized financial institution with respect to an asset allocation program, (ii) shares acquired through the reinvestment of dividends or capital gains distributions, (iii) shares redeemed as part of a systematic withdrawal plan that represent 4% or less of the investor’s investment subject to the plan accounts, or (iv) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Excelsior Funds as an investment vehicle. For purposes of omnibus accounts, the redemption fee will be determined at the sub-account level.

Receiving Your Money

Normally, we will send your sale proceeds the Business Day after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

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Suspension of Your Right to Sell Your Shares

A Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Funds’ Statement of Additional Information.

How to Exchange Your Shares

You may exchange your Institutional Shares on any Business Day for Institutional Shares of any portfolio of Excelsior Funds Trust, or for Institutional Shares of the Money Fund or Value and Restructuring Fund of Excelsior Funds, Inc. In order to protect other shareholders, your exchanges may be limited if it is in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application. If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

There is a 2.00% redemption fee on shares of the International Equity Fund exchanged within 30 days of purchase. See “How to Sell Your Fund Shares” above for more information.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Funds shares. Some of these organizations may charge a fee for these transactions. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Funds are permitted to pay a fee of up to 0.25% (0.15% with respect to the Money Fund) of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests, providing periodic account statements and other administrative services. The Adviser, out of its own resources, may additionally compensate certain organizations for providing these services.

Distribution of Fund Shares

To the extent allowable under NASD rules, the Funds’ distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

Dividends and Distributions

Each Fund distributes its income as follows:

Money Fund	Declared Daily and Paid Monthly
Equity Fund	Declared and Paid Quarterly
Mid Cap Value Equity Fund	Declared and Paid Quarterly
Optimum Growth Fund	Declared and Paid Quarterly
Income Fund	Declared Daily and Paid Monthly
Total Return Bond Fund	Declared Daily and Paid Monthly
International Equity Fund	Declared and Paid Semi-annually
High Yield Fund	Declared Daily and Paid Monthly

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

35

Dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Each Fund contemplates distributing substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other fund distributions will generally be taxable as dividend or ordinary income.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Your initial tax basis will be the amount you pay for your shares plus commissions. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

It is expected that the Funds will be subject to foreign withholding taxes with respect to dividends or interest, if any, received from sources in foreign countries. In the case of the International Equity Fund, since it is expected to hold predominantly securities of foreign companies, it should qualify for and may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless debt financed.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds’ Statements of Additional Information.

36

Financial Highlights

The tables that follow present performance information about Institutional Shares of the Funds. This information is intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of a Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent registered public accounting firm. Their report, along with each Fund’s financial statements, are incorporated by reference into the Funds’ Statements of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 881-9358 (from overseas, call (617) 483-7297).

MONEY FUND

	Year Ended March 31,				Period Ended March 31, 20001
	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Income From Investment Operations
Net Investment Income	0.00863	0.01421	0.02919	0.06020	0.01688
Net Realized Gain (Loss) on Investments	0.00000	(0.00021)	0.00020	0.00000	0.00000

Total From Investment Operations	0.00863	0.01400	0.02939	0.06020	0.01688

Less Distributions
Dividends From Net Investment Income	(0.00863)	(0.01400)	(0.02939)	(0.06020)	(0.01688)

Total Distributions	(0.00863)	(0.01400)	(0.02939)	(0.06020)	(0.01688)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.87%	1.41%	2.98%	6.19%	1.70%	2
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$470.19	$548.13	$309.83	$282.66	$273.00
Ratio of Net Operating Expenses to Average Net Assets	0.25%	0.24%	0.25%	0.25%	0.25%	3
Ratio of Gross Operating Expenses to Average Net Assets4	0.53%	0.49%	0.54%	0.49%	0.49%	3
Ratio of Net Investment Income to Average Net Assets	0.86%	1.41%	2.83%	6.09%	5.72%	3

Notes:

1.	Commenced operations on December 16, 1999.
2.	Not annualized.
3.	Annualized.
4.	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.

37

VALUE AND RESTRUCTURING FUND

	Year Ended March 31, 2004		Period Ended March 31, 2003(1)
Net Asset Value, Beginning of Year	$23.65		$22.92

Income From Investment Operations
Net Investment Income	0.32	[5]	0.22
Net Gains on Investments (both realized and unrealized)	13.89	[5]	0.59

Total From Investment Operations	14.21		0.81

Less Distributions
Dividends From Net Investment Income	(0.30)		(0.08)

Total Distributions	(0.30)		(0.08)

Net Asset Value, End of Year	$37.56		$23.65

Total Return	60.46%		3.54%	[2]
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$38.24		$0.00	[6]
Ratio of Net Operating Expenses to Average Net Assets	0.74%		0.00%	[3,7]
Ratio of Gross Operating Expenses to Average Net Assets[4]	0.89%		0.00%	[3,7]
Ratio of Net Investment Income to Average Net Assets	1.00%		1.90%	[3]
Portfolio Turnover Rate	4%		16%

(1)	Commenced operations on September 30, 2002.
(2)	Not annualized.
(3)	Annualized.
(4)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrator.
(5)	For comparative purposes per share amounts are based on average shares outstanding.
(6)	Amount represents less than $1,000.
(7)	The information presented for the Institutional Shares reflects the impact of the low level of assets at the beginning of the period and throughout the period ended March 31, 2003. Percentage amounts to less than 0.005%.

38

EQUITY FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$6.04	$7.68	$8.74	$17.48	$14.96

Investment Operations
Net investment income	0.05	0.05	0.04	0.02	0.02
Net realized and unrealized gain (loss)	1.92	(1.63)	(0.41)	(4.30)	3.73

Total from Investment Operations	1.97	(1.58)	(0.37)	(4.28)	3.75

Distributions
From net investment income	(0.05)	(0.05)	(0.03)	(0.02)	(0.03)
From net realized gains	—	(0.01)	(0.66)	(4.44)	(1.20)

Total Distributions	(0.05)	(0.06)	(0.69)	(4.46)	(1.23)

Net Asset Value, End of Year	$7.96	$6.04	$7.68	$8.74	$17.48

Total Return	32.68%	(20.65)%	(4.51)%	(29.47)%	25.75%
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Expenses	0.70%	0.69%	0.70%	0.70%	0.70%
Gross Expenses1	0.90%	0.85%	0.89%	0.88%	0.90%
Net Investment Income	0.58%	0.81%	0.43%	0.16%	0.13%
Portfolio Turnover Rate	28%	29%	29%	30%	27%
Net Assets at End of Period (in millions)	$73.27	$66.21	$100.43	$122.57	$211.60

Notes:

(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrator.

39

OPTIMUM GROWTH FUND

	Year Ended March 31,
	2004	2003		2002	2001	2000
Net Asset Value, Beginning of Year	$8.31	$11.95		$13.11	$30.83	$27.55

Investment Operations
Net investment income (loss)	(0.02)[2]	0.01	[2]	(0.01)[2]	(0.06)	(0.05)
Net realized and unrealized gain (loss)	2.56 [2]	(3.65)[2]		(1.15)[2]	(12.21)	7.21

Total from Investment Operations	2.54	(3.64)		(1.16)	(12.27)	7.16

Distributions
From net investment income	(0.01)	—	[3]	—	—	—
From net realized gains	—	—		—	(5.45)	(3.88)

Total Distributions	(0.01)	—		—	(5.45)	(3.88)

Net Asset Value, End of Year	$10.84	$8.31		$11.95	$13.11	$30.83

Total Return	30.52%	(30.42)%		(8.85)%	(45.26)%	27.66%
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Expenses	0.80%	0.79%		0.78%	0.80%	0.80%
Gross Expenses1	1.06%	0.89%		1.05%	0.95%	0.93%
Net Investment Income (Loss)	(0.21)%	0.14%		(0.11)%	(0.28)%	(0.18)%
Portfolio Turnover Rate	97%	61%		43%	46%	44%
Net Assets at End of Period (in millions)	$32.27	$27.05		$39.28	$41.99	$85.89

Notes:

(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.
(3)	Amount represents less than $0.01 per share.

40

MID CAP VALUE FUND

	Year Ended March 31,
	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$10.25		$13.28	$11.97	$21.32	$15.33

Investment Operations
Net investment income	0.07	[2]	0.05 [2]	0.04 [2]	0.40	0.06
Net realized and unrealized gain (loss)	5.51	[2]	(3.04)[2]	1.67 [2]	(1.27)	6.34

Total from Investment Operations	5.58		(2.99)	1.71	(0.87)	6.40

Distributions
From net investment income	(0.05)		(0.04)	(0.04)	(0.40)	(0.09)
From net realized gains	—		—	(0.36)	(8.08)	(0.32)

Total Distributions	(0.05)		(0.04)	(0.40)	(8.48)	(0.41)

Net Asset Value, End of Year	$15.78		$10.25	$13.28	$11.97	$21.32

Total Return	54.60%		(22.58)%	14.53%	(1.99)%	41.92%
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Expenses	0.74%		0.76%	0.80%	0.80%	0.80%
Gross Expenses1	0.98%		0.91%	0.95%	0.96%	0.95%
Net Investment Income	0.49%		0.44%	0.33%	2.27%	0.31%
Portfolio Turnover Rate	13%		28%	24%	95%	45%
Net Assets at End of Period (in millions)	$100.73		$45.02	$53.90	$40.99	$53.98

Notes:

(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrator.
(2)	For comparative purposes per share amounts are based on average shares outstanding.

41

INTERNATIONAL EQUITY FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$4.09	$5.85	$6.93	$13.78	$8.45

Investment Operations
Net investment income	0.08	0.07	0.04	0.02	0.01
Net realized and unrealized gain (loss)	2.59	(1.77)	(0.86)	(4.39)	5.39

Total from Investment Operations	2.67	(1.70)	(0.82)	(4.37)	5.40

Distributions
From net investment income	(0.07)	(0.06)	(0.06)	(0.02)	(0.03)
From net realized gains	—	—	(0.20)	(2.46)	(0.04)

Total Distributions	(0.07)	(0.06)	(0.26)	(2.48)	(0.07)

Net Asset Value, End of Year	$6.69	$4.09	$5.85	$6.93	$13.78

Total Return	65.55%	(29.26)%	(12.16)%	(36.32)%	64.29%
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Expenses	0.90%	0.87%	0.90%	0.90%	0.90%
Gross Expenses1	1.44%	1.29%	1.38%	1.41%	1.45%
Net Investment Income	1.32%	1.07%	0.75%	0.20%	0.11%
Portfolio Turnover Rate	59%	71%	52%	52%	43%
Net Assets at End of Period (in millions)	$35.60	$29.02	$52.41	$74.24	$124.06

Notes:

(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrator.

TOTAL RETURN BOND FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$7.78	$7.37	$7.46	$7.01	$7.32

Investment Operations
Net investment income	0.34	0.40	0.43	0.44	0.41
Net realized and unrealized gain (loss)	0.08	0.48	(0.09)	0.45	(0.31)

Total from Investment Operations	0.42	0.88	0.34	0.89	0.10

Distributions
From net investment income	(0.34)	(0.40)	(0.43)	(0.44)	(0.41)
From net realized gains	(0.20)	(0.07)	—	—	—

Total Distributions	(0.54)	(0.47)	(0.43)	(0.44)	(0.41)

Net Asset Value, End of Year	$7.66	$7.78	$7.37	$7.46	$7.01

Total Return	5.61%	12.27%	4.65%	13.19%	1.47%
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Gross Expenses1	0.89%	0.82%	0.87%	0.87%	0.88%
Net Investment Income	4.32%	5.15%	5.70%	6.27%	5.85%
Portfolio Turnover Rate	43%	106%	113%	110%	115%
Net Assets at End of Period (in millions)	$160.69	$271.54	$285.55	$304.88	$264.67

Notes:

(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrator.

42

INCOME FUND

	Year Ended March 31,
	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$7.21	$6.93	$7.01	$6.66	$7.00

Investment Operations
Net investment income	0.34	0.39	0.40	0.43	0.41
Net realized and unrealized gain (loss)	0.07	0.31	(0.04)	0.35	(0.33)

Total from Investment Operations	0.41	0.70	0.36	0.78	0.08

Distributions
From net investment income	(0.34)	(0.39)	(0.40)	(0.43)	(0.41)
From net realized gains	(0.07)	(0.03)	(0.04)	—	(0.01)

Total Distributions	(0.41)	(0.42)	(0.44)	(0.43)	(0.42)

Net Asset Value, End of Year	$7.21	$7.21	$6.93	$7.01	$6.66

Total Return	5.81%	10.36%	5.18%	12.18%	1.16%
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Gross Expenses1	0.89%	0.81%	0.87%	0.87%	0.90%
Net Investment Income	4.47%	5.38%	5.54%	6.49%	6.08%
Portfolio Turnover Rate	57%	59%	88%	119%	125%
Net Assets at End of Period (in millions)	$116.04	$105.22	$111.31	$107.19	$99.21

Notes:

(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by the investment adviser and administrator.

HIGH YIELD FUND

	Year Ended March 31,			Period Ended March 31, 2001(1)
	2004	2003	2002
Net Asset Value, Beginning of Period	$3.99	$6.20	$7.26	$7.00

Investment Operations
Net investment income	0.35 [5]	0.93 [5]	1.09	0.28
Net realized and unrealized gain (loss) on investments	0.72 [5]	(1.58)[5]	(1.01)	0.26

Total from Investment Operations	1.07	(0.65)	0.08	0.54

Distributions
From net investment income	(0.27)	(1.05)	(1.10)	(0.28)
From net realized gains	—	—	(0.04)	—
From tax return of capital	(0.08)	(0.51)	—	—

Total Distributions	(0.35)	(1.56)	(1.14)	(0.28)

Net Asset Value, End of Period	$4.71	$3.99	$6.20	$7.26

Total Return	27.76%	(10.30)%	1.53%	7.88%	2
Ratios/Supplemental Data
Ratios to Average Net Assets
Net Expenses	0.80%	0.83%	0.78%	0.80%	3
Gross Expenses4	1.11%	1.10%	1.10%	1.22%	3
Net Investment Income	7.91%	19.14%	17.81%	9.63%	3
Portfolio Turnover Rate	170%	153%	311%	169%	3
Net Assets at End of Period (in millions)	$22.64	$37.25	$48.24	$17.86

(1)	Commenced operations on October 31, 2000.
(2)	Not annualized.
(3)	Annualized.
(4)	Expense ratios before waiver of fees and reimbursement of expenses, if any, by the investment adviser and administrator.
(5)	For comparative purposes per share amounts are based on average shares outstanding.

43

Excelsior Funds, Inc.

Excelsior Funds Trust

Investment Adviser

United States Trust Company of New York

114 W. 47th Street

New York, New York 10036

U.S. Trust Company, N.A.

225 High Ridge Road

Stamford, Connecticut 06905

Distributor

Edgewood Services, Inc.

5800 Corporate Drive

Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)

The SAIs dated July 29, 2004, include detailed information about Excelsior Funds, Inc. and Excelsior Funds Trust. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain additional information about the Funds’ investments. The Annual Report also lists each Fund’s holdings and discusses the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call (800) 881-9358 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAIs or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Funds Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.’s and Excelsior Funds Trust’s Investment Company Act registration numbers are 811-4088 and 811-8490, respectively.

PROINST0704 41254

Pursuant to Rule 497(c)

Registration No. 33-78264

Excelsior Institutional Shares

Prospectus

July 29, 2004

Excelsior Funds Trust

Equity Core Fund

Investment Adviser

United States Trust Company of New York

U.S. Trust Company, N.A.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Excelsior Funds Trust is a mutual fund that offers shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Institutional Shares class of the Equity Core Fund (the “Fund”) that you should know before investing. The Fund offers another class of shares: Shares, which are offered in a separate prospectus. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to the Fund. For more detailed information about the Fund, please see:

Introduction — Risk/Return

Information Common to the Fund

The Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal, strategies and risks. United States Trust Company of New York and U.S. Trust Company, N.A. (together, the “Adviser”) invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser’s Equity Investment Philosophy:

The Adviser manages the Fund’s investments with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with “longer-term investment themes” to assess the investment potential of individual companies. Specific investment selection is a “bottom-up” approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

Value:

This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company’s future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies’ shares.

Growth:

This long-term strategy consists of buying and holding equity securities of companies that the Adviser believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

Themes:

To complete the Adviser’s investment philosophy in managing the Fund, the investment strategies discussed above are applied in concert with longer-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends arising from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these longer-term trends will enable it to identify companies that are currently or will soon benefit from these trends.

3

Equity Core Fund

FUND SUMMARY

Investment Goal  Total return through long-term capital appreciation

Investment Focus  Common stocks of U.S. companies

Share Price Volatility  High

Principal Investment Strategy  Invests in a diversified portfolio of companies that the Adviser believes are undervalued in the market

Investor Profile  Investors seeking growth of capital through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective

The Equity Core Fund seeks total return on its assets through long-term capital appreciation. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the Equity Core Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of U.S. companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this policy. These equity securities include common stocks and securities convertible into common stock of U.S. companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund’s investments over a variety of industries and types of companies. The Fund may invest in companies of any size, including small, high growth companies.

The Adviser takes a long-term approach to managing the Fund and is not constrained by any particular investment style. At any given time it may buy “growth” stocks or “value” stocks, or a combination of both types. The Adviser will try to identify companies with characteristics that will lead to future earnings growth or recognition of their true value. In selecting investments for the Fund, the Adviser will combine fundamental research with valuation targets to identify companies trading at what the Adviser believes are reasonable prices and displaying characteristics expected to lead to greater recognition of true value. The Adviser believes that events such as restructuring activities and industry consolidations can be the catalysts necessary to realize this value. The Adviser further seeks stocks with high earnings growth or total return which, in the opinion of the Adviser, will lead to appreciation in stock price. The Adviser will consider selling an investment of the Fund if it determines that a stock is overpriced or if a particular stock or group of stocks in the same industry is dominating the Fund’s portfolio.

Principal Risks

Since it purchases equity securities, the Equity Core Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

The Fund will also be subject to risks particular to its investments in convertible securities. These securities may

4

include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer’s capital structure and are consequently of higher quality and generally entail less risk than the issuer’s common stock.

The Fund also may be subject to risks particular to its investments in medium and small capitalization companies. The Fund considers medium capitalization companies to generally have market capitalizations between $1.5 billion and $10 billion and smaller capitalization companies to generally have market capitalizations up to $1.5 billion. Medium and small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources and may depend on a relatively small management group and therefore, stocks of these companies may be more volatile than those of larger companies. These risks are discussed in greater detail in the section entitled “More Information About Risks.”

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

Institutional Shares of the Fund have not yet commenced operations. Performance history will be available for the Institutional Shares class of the Fund after it has been in operation for one calendar year.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.75%
Other Expenses	0.22%	*
Total Annual Fund Operating Expenses	0.97%
Less Fee Waivers	(0.17)%	**
Net Annual Fund Operating Expenses	0.80%	**

*	Percentages based upon estimated amounts for the current fiscal year.
**	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.80%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years
$82	$292

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More Information About Investment Strategies and Risks

The following reflects investment strategies and risks that are not principal investment strategies or risks of investing in the Fund.

Equity Risk

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these types of equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Small Cap Risk

The smaller capitalization companies in which the Funds may invest, which generally have market capitalizations up to $1.5 billion, may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, stocks of small capitalization companies are less liquid and more thinly traded. Therefore, small capitalization stocks may be more volatile than those of larger companies.

Mid Cap Risk

The medium capitalization companies in which the Funds may invest have market capitalizations that are consistent with the capitalizations of companies included in the Russell Mid Cap Index as such Index may be reconstituted from time-to-time. At present the companies comprising the Index have average market capitalizations of $6.1 billion. Medium capitalization companies may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

Technology Risk

The Funds may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the technology market sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, a Fund’s investment in technology companies may subject it to more volatile price movements.

Foreign Security Risk

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Fund may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market

6

currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund’s investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk

The Fund may not be able to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. A Fund that invests in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk

Foreign governments may expropriate the Fund’s investments either directly by restricting the Fund’s ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

Management Risk

The Adviser continuously evaluates each Fund’s holdings, purchase and sales with a view to achieving a Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. If the Adviser is incorrect in its assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Frequent Trading

The Fund discourages frequent trading (including by means of exchanges) and maintains procedures designed to deter market timing activity. Frequent trading of mutual fund shares within short periods of time poses the risk of lower returns for long-term shareholders of the Fund, as these so-called “market timers” capture short-term gains that would otherwise be shared by all shareholders of the Fund. Frequent trading may also result in lower Fund returns by increasing transaction costs or by effectively making fewer assets available for investment due to the need to retain cash to satisfy redemptions. While the Fund adopted these policies and procedures, there can be no guarantee that all such activity will in fact be identified or that such activity can be completely eliminated.

The ability of the Fund and its agents to detect and curtail frequent trading practices may be limited by operational systems and technological limitations. For example, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be permitted or facilitated by these intermediaries, particularly with regard to intermediaries that aggregate their client positions and trading activity in an omnibus account with the Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account, the identity of the particular shareholder(s) may not be not known to the Fund and the Fund must rely on the financial intermediaries to identify frequent trading.

The Fund will reject purchase orders from persons whom the Fund has found to engage in frequent trading in contravention of the Fund’s procedures. The Funds currently do not treat the following types of purchases, redemptions and exchanges as prohibited frequent trading (collectively, “Transactions”): (i) Transactions solely in money market funds; (ii) Transactions resulting from bona fide investment decisions of a professional investment adviser or other institution with respect to eligible asset allocation programs; (iii) Transactions involving shares acquired through the reinvestment of dividends and capital gains; (iv) Transactions by an investor who has established an eligible automated purchase, exchange, rebalancing or redemption plan with the Funds; (v) Transactions resulting from the death or disability of a shareholder; (vi) Transactions involving shares transferred from another account in the same Fund or shares converted from another class of shares of the same Fund (provided, however, any applicable redemption fee period is carried over); and (vii) Transactions initiated by a Fund (e.g, for failure to meet applicable account minimums). The Fund reserves the right to amend these categories and to determine whether a particular transaction qualifies for any such category, at its discretion.

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The Fund retains the right to reject any purchase order and to change or cancel exchange privileges at any time, in each case at the Fund’s discretion.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, the Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund’s objective, or remaining uninvested. The Fund may not achieve its goal when so invested. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of the Fund. These investments and strategies are described in detail in the Fund’s Statement of Additional Information.

Investment Adviser

United States Trust Company of New York and U.S. Trust Company, N.A., acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to the Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firms and the nation’s largest electronic brokerage firm, in each case measured by customer assets. At June 30, 2004, Schwab served 7.5 million active accounts with $996.3 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, “U.S. Trust”) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On June 30, 2004, U.S. Trust had approximately $137.0 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Fund. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Fund. The research department of U.S. Trust prepares research reports that are utilized by this Fund, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Trustees of Excelsior Funds Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

8

The advisory fee payable to the Adviser, before waivers, is 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive fees to keep the Fund’s net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for the Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, the agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year.

Portfolio Managers

Richard Bayles serves as the portfolio manager for the Equity Core Fund. Mr. Bayles, has been with U.S. Trust since 1990 as a Senior Vice President and Senior Portfolio Manager in the Personal Investment Division. Mr. Bayles is a member of U.S. Trust’s Portfolio Policy Committee.

Related Performance — Equity Core Fund

The following table compares the historical performance of U.S. Trust’s Equity Core Composite, which consists of accounts managed by Richard Bayles the portfolio manager of the Equity Core Fund, with the S&P 500, a widely recognized, unmanaged index of common stock prices. The investment objectives, policies, strategies and risks of the Composite are substantially similar to those of the Equity Core Fund. Prior performance of the Composite does not represent historical performance of the Equity Core Fund, nor is it an indication or guarantee of future performance of the Equity Core Fund or the Composite. Consequentially, potential investors should not consider this date an an indication of the future performance of the Equity Core Fund.

Performance date for the Composite is shown net of fees and expenses. Such information has not been audited by the Adviser of the Equity Core Fund. The accounts comprising the Composite are not subject to certain limitations, diversification requirements and other restrictions imposed on the Equity Core Fund by the 1940 Act or Subchapter M of the Internal Revenue Code of 1986, as amended. Returns of the Composite may have been lower if the constituent accounts had been regulated as investment companies under the federal securities or tax laws.

The performance results are calculated on a time-weighted, size-weighted basis and are presented net of all transaction fees. Performance is shown after the deduction of the highest possible net management fee charged to any advisory account of the Adviser (.70%). The estimated annual operating expenses for the Equity Core Fund are 1.05%. Use of the Equity Core Fund’s estimated annual operating expenses would result in lower net returns for the Composite.

	Total Returns as of December 31, 2003
	1 Year	3 Year	5 Year	10 Year
Composite	23.75%	(1.54)%	5.62%	13.02%
S&P 500 Index	28.69%	(4.05)%	(0.57)%	11.07%

Research analyses, trade execution and other facilities provided by the Adviser and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have been providing full cooperation with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

As previously disclosed, five class action suits have been filed against the Companies and the Adviser: Mike Sayegh v. Janus Capital Corp. et al., (filed October 22, 2003 in Los Angeles Superior Court); James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District

9

Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details vary, in general each suit alleges that the Adviser, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of the Companies. Each seeks unspecified monetary damages and related equitable relief.

Earlier this year, the Judicial Panel on Multi-District Litigation issued orders transferring numerous actions involving allegations of mutual fund late trading and market timing against various mutual fund companies to the United States District Court for the District of Maryland, for coordinated or consolidated pre-trial proceedings (“MDL 1586”). The class actions against the Adviser and the Companies have been consolidated by the Maryland court, a lead plaintiff has been appointed for such actions and the lead plaintiff has been given until September 29, 2004 to file a consolidated amended complaint in such actions.

In addition, a derivative action purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust has been filed in the Southern District of New York on May 22, 2004 against the Adviser, the Companies, and certain directors of the Companies alleging violations of Section 36 of the Investment Company Act, 15 U.S.C. § 80a-35(b) and breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices. That action is styled Richard Elliott v. Charles Schwab Corporation, et al., No. 04 CV 2262, and the Adviser expects that it ultimately will also be transferred to MDL 1586.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Institutional Shares of the Fund.

Institutional Shares

•	No sales charge
•	No 12b-1 fees
•	No minimum initial or subsequent investment

Institutional Shares are offered only to qualified institutional investors. Qualified institutional investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to Defined Benefit Plans, Defined Contribution, Money Purchase, 401(k) Plans), Foundations and Endowments, and corporate capital and cash management accounts. The Adviser may determine, at its discretion, that other accounts qualify for investment in the Fund. For information on how to open an account and set up procedures for placing transactions call (800) 881-9358 (from overseas, call (617) 483-7297). Customers of financial institutions should contact their institutions for information on their accounts.

How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail
•	Telephone
•	Wire
•	Automated Clearinghouse (ACH), or
•	Automatic Investment Program

To purchase shares directly from us, please call (800) 881-9358 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to “Excelsior Funds” and include the name of the appropriate Fund on the check. The Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA # 011000028

DDA # 99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

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You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds has adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. Excelsior Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, Excelsior Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a “Business Day”). The Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

The Fund calculates its NAV once each Business Day at the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) (the “Evaluation Time”). So, for you to receive the current Business Day’s NAV, the Fund must receive your purchase request in good order before the Evaluation Time.

How We Calculate NAV

NAV of each class of the Fund is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost which approximates their market value.

The Fund may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares.

How to Sell Your Fund Shares

You may sell shares directly by:

•	Mail
•	Telephone, or
•	Automated Clearinghouse (ACH)

Holders of Institutional Shares may sell (sometimes called “redeem”) shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 881-9358 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

You may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do

11

so, you may sell your shares on any Business Day by contacting the Fund directly by telephone at (800) 881-9358 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

Receiving Your Money

Normally, we will send your sale proceeds the Business Day after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Fund’s Statement of Additional Information.

How to Exchange Your Shares

You may exchange your Institutional Shares on any Business Day for Institutional Shares of any portfolio of Excelsior Funds Trust, or for Institutional Shares of the Money or Value and Restructuring Funds of Excelsior Funds, Inc. In order to protect other shareholders, your exchanges may be limited if it is in the best interests of the Fund and its shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application. If you recently purchased shares by check you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Fund follows its telephone transaction procedures. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. Some of these organizations may charge a fee for these transactions. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests will be executed on the same day, if the authorized intermediary receives the request in good form before the Evaluation Time on that day. Requests that are received after the Evaluation Time will be executed on the following Business Day. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Fund is permitted to pay a fee of up to 0.25% of the average daily net assets of the Fund to certain organizations for providing shareholder and administrative

12

services to their customers who hold shares of the Fund. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements and other administrative services. The Adviser, out of its own resources, may additionally compensate certain organizations for providing these services.

Distribution of Fund Shares

To the extent allowable under NASD rules, the Fund’s distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Fund. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

Dividends and Distributions

The Fund distributes dividends from its income as follows: Declared and Paid Quarterly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

The Fund contemplates distributing substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from the Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend income.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable unless debt financed.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Fund’s distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Fund’s Statement of Additional Information.

Financial Highlights

Performance information is not presented for the Fund since it has no operating history.

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Excelsior Funds Trust

Investment Adviser

United States Trust Company of New York

114 W. 47th Street

New York, New York 10036

U.S. Trust Company, N.A.

225 High Ridge Road

Stamford, Connecticut 06905

Distributor

Edgewood Services, Inc.

5800 Corporate Drive

Pittsburgh, Pennsylvania 15237-5829

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated July 29, 2004, includes detailed information about the Institutional Shares class of the Equity Core Fund of Excelsior Funds Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

To Obtain an SAI or More Information:

By Telephone:  Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAI, as well as other information about Excelsior Funds Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds Trust’s Investment Company Act registration number is 811-8490.

PROINSTECF0304

Pursuant to Rule 497(c)
Registration No. 33-78264

Excelsior Funds

Prospectus

July 29, 2004

Excelsior Funds Trust

Enhanced Tax Managed International Fund

Investment Adviser

United States Trust Company of New York

U.S. Trust Company, N.A.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Excelsior Funds Trust is a mutual fund that offers shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Shares class of the Enhanced Tax Managed International Fund (the “Fund”) that you should know before investing. The Fund offers another class of shares: Institutional Shares, which are offered in a separate prospectus. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Fund, please see:

Introduction — Risk/Return

Information Common to the Funds

The Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal, strategies and risks. United States Trust Company of New York and U.S. Trust Company, N.A. (together, the “Adviser”) invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. The Fund’s shares are not a bank deposit and are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser’s Equity Investment Philosophy:

The Adviser manages the Fund’s investments with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with “longer-term investment themes” to assess the investment potential of individual companies. Specific investment selection is a “bottom-up” approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

Value:

This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company’s future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies’ shares.

Growth:

This long-term strategy consists of buying and holding equity securities of companies that the Adviser believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

Themes:

To complete the Adviser’s investment philosophy in managing the Fund, the investment strategies discussed above are applied in concert with longer-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends arising from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these longer-term trends will enable it to identify companies that are currently or will soon benefit from these trends.

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Enhanced Tax Managed International Fund

FUND SUMMARY

Investment Goal  Total return through long-term capital appreciation and income

Investment Focus  Foreign equity securities

Share Price Volatility  High

Principal Investment Strategy  Invests in a diversified portfolio of equity securities of issuers in developed foreign countries, specifically, western Europe, Australia, certain Asian and Far Eastern markets

Investor Profile  Investors seeking long-term capital appreciation, who are willing to accept the risks and price volatility of investing in companies located in foreign countries

Investment Objective

The Enhanced Tax Managed International Fund seeks total return on its assets through capital appreciation and income. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the Enhanced Tax Managed International Fund will invest in equity securities of more established companies located in developed foreign markets, which include most nations in western Europe, Australia and the more developed nations in Asia and the Far East. While the Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis, it reserves the right to do so at its discretion.

The Adviser selects investments for the Fund by using a highly disciplined, quantitative investment approach designed to create an investment portfolio that attempts to track the performance of the MSCI EAFE Index*, before fees. The Adviser seeks to enhance the performance of the portfolio by increasing exposure to securities whose valuation is attractive at the time of purchase considering such factors as cash flow, forecast earnings, and other criteria which may change over time, by seeking to

*	The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.

minimize short-term capital gains through management of realized gains and losses, by lending securities, by equitizing cash, and through other opportunities which may arise as the securities included in the MSCI EAFE Index change and international markets develop.

In attempting to minimize short-term capital gains, the Adviser may employ one or more of the following tax management strategies: (1) maintaining a long-term investment focus in an attempt to minimize portfolio turnover, and, thus, reduce short-term capital gains distributions made by the Fund; (2) in order to minimize taxable dividends, investing principally in stocks which pay relatively low (or no) dividends; (3) selling securities expected to realize losses for purposes of offsetting capital gains the Fund has realized or expects to realize; and (4) when selling a security, selling, in most cases, the shares with the higher cost basis first.

In assessing the expected return and risk of securities, the Adviser may consider other factors including price, book value, earnings, price to earnings, revenue growth, earnings growth, economic conditions and additional factors at its discretion which are subject to change from time to time.

The MSCI EAFE Index currently includes about 1000 stocks representing 21 developed countries. The Adviser will seek to create a portfolio consisting of approximately 300-400 stocks that represent a subset of the MSCI EAFE by using quantitative models and analysis. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country, region or industry.

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Principal Risks

Since it purchases equity securities, the Enhanced Tax Managed International Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Unlike the way in which most mutual funds are managed, consideration of federal income tax consequences plays an integral role in the Adviser’s investment decision making process. The Adviser’s tax management strategies may cause the Fund to generate lower pre-tax returns than international funds that are not tax-managed. The Fund, therefore, may not be suitable for tax-exempt or tax-deferred accounts (e.g., IRAs) or for investors who are not sensitive to the federal tax consequences of their investment. There can be no assurance that the Fund’s tax management strategies will be successful and that the Fund’s after-tax returns will be better than those of an international fund that is not tax-managed. In the Adviser’s discretion, the Fund may sell portfolio holdings at any time and, as a result, in any given year the Fund may realize significant capital gains. The Fund may realize unintended capital gains in order to meet increased shareholder redemptions. Tax law changes may limit the effectiveness of the Adviser’s tax management strategies.

In addition, because of your particular circumstances, there can be no assurance that your after-tax returns from this Fund will be better than those you would earn from an investment in an international fund that is not tax-managed. The Fund may be more volatile than international funds that are not tax-managed because the Fund may have a longer time horizon for investments than such other funds. In addition, a high percentage of the Fund’s net asset value may be represented by unrealized capital gains which could pose to be a potentially significant future tax liability to shareholders.

The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity market as a whole.

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

The Shares class of the Fund has not yet commenced operations. Performance history will be available for the Shares class of the Fund after it has been in operation for one calendar year.

5

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Shares class of the Fund.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.70%	**
Distribution (12b-1) Fees	0.00%	†
Total Annual Fund Operating Expenses	1.35%
Less Fee Waivers	(0.20)%	***
Net Annual Fund Operating Expenses	1.15%	***

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Shares” for more information.
**	Percentages based upon estimated amounts for the current fiscal year.
†	The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act that authorizes the payment of up to 0.25% for the distribution of Fund shares. However, the Plan is not active at this time. The Distributor does not intend to activate the Plan for the Shares class of the Fund during the Fund’s current fiscal year. As a result, the Board of Trustees of the Fund has determined that no fees will be paid by this class of the Fund during the Fund’s current fiscal year. For more information, see “Distribution of Fund Shares.”
***	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 1.15%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year. For more information see “Investment Adviser.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years
$117	$408

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More Information About Risks

Equity Risk

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these types of equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Fund may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund’s investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk

The Fund may not be able to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. If the Fund invests in non-investment grade fixed income securities or emerging country issuers the Fund will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk

Foreign governments may expropriate the Fund’s investments either directly by restricting the Fund’s ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

Management Risk

The Adviser continuously evaluates each Fund’s holdings, purchase and sales with a view to achieving a Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. If the Adviser is incorrect in its assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Frequent Trading

The Fund discourages frequent trading (including by means of exchanges) and maintains procedures designed to deter market timing activity. Frequent trading of mutual fund shares within short periods of time poses the risk of lower returns for long-term shareholders of the Fund, as these so-called “market timers” capture short-term gains that would otherwise be shared by all shareholders of the Fund. Frequent trading may also result in lower Fund returns by increasing transaction costs or by effectively making fewer assets available for investment due to the need to retain cash to satisfy redemptions. While the Fund adopted these policies and

7

procedures, there can be no guarantee that all such activity will in fact be identified or that such activity can be completely eliminated.

The ability of the Fund and its agents to detect and curtail frequent trading practices may be limited by operational systems and technological limitations. For example, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be permitted or facilitated by these intermediaries, particularly with regard to intermediaries that aggregate their client positions and trading activity in an omnibus account with the Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account, the identity of the particular shareholder(s) may not be not known to the Fund and the Fund must rely on the financial intermediaries to identify frequent trading.

The Fund will reject purchase orders from persons whom the Fund has found to engage in frequent trading in contravention of the Fund’s procedures. The Funds currently do not treat the following types of purchases, redemptions and exchanges as prohibited frequent trading (collectively, “Transactions”): (i) Transactions solely in money market funds; (ii) Transactions resulting from bona fide investment decisions of a professional investment adviser or other institution with respect to eligible asset allocation programs; (iii) Transactions involving shares acquired through the reinvestment of dividends and capital gains; (iv) Transactions by an investor who has established an eligible automated purchase, exchange, rebalancing or redemption plan with the Funds; (v) Transactions resulting from the death or disability of a shareholder; (vi) Transactions involving shares transferred from another account in the same Fund or shares converted from another class of shares of the same Fund (provided, however, any applicable redemption fee period is carried over); and (vii) Transactions initiated by a Fund (e.g, for failure to meet applicable account minimums). The Fund reserves the right to amend these categories and to determine whether a particular transaction qualifies for any such category, at its discretion. The Fund imposes redemption fees on redemptions (including exchanges) within 30 days of purchase. The Fund exempts from redemption fees (i) Transactions and (ii) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Excelsior Funds as an investment vehicle. The Fund retains the right to reject any purchase order, to amend exemptions to the redemption fee policy, and to change or cancel exchange privileges at any time, in each case at the Fund’s discretion.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, the Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund’s objective, or remaining uninvested. The Fund may not achieve its goal when so invested. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, the Fund may also invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of the Fund. These investments and strategies are described in detail in the Fund’s Statement of Additional Information.

Investment Adviser

United States Trust Company of New York and U.S. Trust Company, N.A., acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to the Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firms and the nation’s largest electronic brokerage

8

firm, in each case measured by customer assets. At June 30, 2004, Schwab served 7.5 million active accounts with $996.3 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, “U.S. Trust”) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On June 30, 2004, U.S. Trust had approximately $137.0 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Fund. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Fund. The research department of U.S. Trust prepares research reports that are utilized by the Fund, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of the Fund prepares such research, the Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Trustees of Excelsior Funds Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The advisory fee payable to the Adviser, before waivers, is 0.65% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive fees to keep the Fund’s net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for the Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, the agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year.

Portfolio Managers

All investment decisions for the Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee.

Research analyses, trade execution and other facilities provided by the Adviser and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have been providing full cooperation with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

As previously disclosed, five class action suits have been filed against the Companies and the Adviser: Mike Sayegh v. Janus Capital Corp. et al., (filed October 22, 2003 in Los Angeles Superior Court); James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New

9

York). While details vary, in general each suit alleges that the Adviser, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of the Companies. Each seeks unspecified monetary damages and related equitable relief.

Earlier this year, the Judicial Panel on Multi-District Litigation issued orders transferring numerous actions involving allegations of mutual fund late trading and market timing against various mutual fund companies to the United States District Court for the District of Maryland, for coordinated or consolidated pre-trial proceedings (“MDL 1586”). The class actions against the Adviser and the Companies have been consolidated by the Maryland court, a lead plaintiff has been appointed for such actions and the lead plaintiff has been given until September 29, 2004 to file a consolidated amended complaint in such actions.

In addition, a derivative action purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust has been filed in the Southern District of New York on May 22, 2004 against the Adviser, the Companies, and certain directors of the Companies alleging violations of Section 36 of the Investment Company Act, 15 U.S.C. § 80a-35(b) and breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices. That action is styled Richard Elliott v. Charles Schwab Corporation, et al., No. 04 CV 2262, and the Adviser expects that it ultimately will also be transferred to MDL 1586.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Fund.

How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail
•	Telephone
•	Wire
•	Automatic Investment Program, or
•	Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to “Excelsior Funds” and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA # 011000028

DDA # 99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds has adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. Excelsior Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, Excelsior Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by

10

applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a “Business Day”). The Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund receives your purchase request in good order. We consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

The Fund calculates its NAV once each Business Day at the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) (the “Evaluation Time”). So, for you to receive the current Business Day’s NAV, the Fund must receive your purchase request in good order before the Evaluation Time.

How We Calculate NAV

NAV of each class of the Fund is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost which approximates their market value.

The Fund may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases

To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in the Fund. Your subsequent investments must be made in amounts of at least $50. The Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program

If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares

You may sell shares directly by:

•	Mail
•	Telephone
•	Systematic Withdrawal Plan, or
•	Automated Clearinghouse (ACH)

Holders of Fund shares may sell (sometimes called “redeem”) shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting the Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to

11

sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

A redemption fee of 2.00% of the value of the shares redeemed or exchanged will be imposed on shares of the Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the Fund. The Fund reserves the right, at its discretion, to waive, modify or terminate the redemption fee. No redemption fee will be charged on redemptions and exchanges involving (i) those that occur as a result of a bona fide investment policy committee decision of a recognized financial institution with respect to an asset allocation program, (ii) shares acquired through the reinvestment of dividends or capital gains distributions, (iii) shares redeemed as part of a systematic withdrawal plan that represent 4% or less of the investor’s investment subject to the plan accounts, or (iv) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Excelsior Funds as an investment vehicle. For purposes of omnibus accounts, the redemption fee will be determined at the sub-account level.

Systematic Withdrawal Plan

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money

Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in our Statement of Additional Information.

How to Exchange Your Shares

You may exchange your Shares on any Business Day for Shares of any portfolio of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., or Excelsior Funds Trust. In order to protect other shareholders, your exchanges may be limited if it is in the best interests of the Fund or its shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500.

If you recently purchased shares by check you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

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When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

There is a 2.00% redemption fee on shares of the Fund exchanged within 30 days of purchase. See “How to Sell Your Fund Shares” above for more information.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Fund follows its telephone transaction procedures. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Fund is permitted to pay a fee of up to 0.25% of its average daily net assets to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Fund. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements and other administrative services. The Adviser, out of its own resources, may additionally compensate certain organizations for providing these services.

Distribution of Fund Shares

The Fund has adopted a distribution plan that allows shares of the Fund to pay distribution fees for the sale and distribution of their shares in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of the Fund’s outstanding shares. However, fees are not currently being paid under the distribution plan. If the distribution plan is ever implemented, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets continuously.

To the extent allowable under NASD rules, the Fund’s distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Fund. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

Dividends and Distributions

The Fund distributes dividends from its income quarterly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

The Fund contemplates distributing substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from the Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend income.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even

13

though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

It is expected that the Fund will be subject to foreign withholding taxes with respect to dividends or interest, if any, received from sources in foreign countries. If the Fund holds more than 50 percent of its assets in foreign securities, it may qualify to make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction. The Fund expects to hold sufficient foreign securities to qualify to make this election and may make the election.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable unless debt financed.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Fund’s distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Fund’s Statement of Additional Information.

Financial Highlights

Performance information is not presented for the Fund since it has no operating history.

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Excelsior Funds Trust

Investment Adviser

United States Trust Company of New York

114 W. 47th Street

New York, New York 10036

U.S. Trust Company, N.A.

225 High Ridge Road

Stamford, Connecticut 06905

Distributor

Edgewood Services, Inc.

5800 Corporate Drive

Pittsburgh, Pennsylvania 15237-5829

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated July 30, 2004, includes detailed information about the Shares class of the Enhanced Tax Managed International Fund of Excelsior Funds Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

To Obtain an SAI or More Information:

By Telephone:  Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAI, as well as other information about Excelsior Funds Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds Trust’s Investment Company Act registration number is 811-8490.

PROEITA0903

Filed pursuant to Rule 497(c)
Registration No. 33-78264

Excelsior Institutional Shares

Prospectus

July 29, 2004

Excelsior Funds Trust

Enhanced Tax Managed International Fund

Investment Adviser

United States Trust Company of New York

U.S. Trust Company, N.A.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Excelsior Funds Trust is a mutual fund that offers shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Institutional Shares class of the Enhanced Tax Managed International Fund (the “Fund”) that you should know before investing. The Fund offers another class of shares: Shares, which are offered in a separate prospectus. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to the Fund. For more detailed information about the Fund, please see:

Introduction — Risk/Return

Information Common to the Fund

The Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal, strategies and risks. United States Trust Company of New York and U.S. Trust Company, N.A. (together, the “Adviser”) invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser’s Equity Investment Philosophy:

The Adviser manages the Fund’s investments with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with “longer-term investment themes” to assess the investment potential of individual companies. Specific investment selection is a “bottom-up” approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

Value:

This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company’s future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies’ shares.

Growth:

This long-term strategy consists of buying and holding equity securities of companies that the Adviser believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

Themes:

To complete the Adviser’s investment philosophy in managing the Funds, the investment strategies discussed above are applied in concert with longer-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends arising from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these longer-term trends will enable it to identify companies that are currently or will soon benefit from these trends.

3

Enhanced Tax Managed International Fund

FUND SUMMARY

Investment Goal  Total return through long-term capital appreciation and income

Investment Focus  Foreign equity securities

Share Price Volatility  High

Principal Investment Strategy  Invests in a diversified portfolio of equity securities of issuers in developed foreign countries, specifically, western Europe, Australia, certain Asian and Far Eastern markets

Investor Profile  Investors seeking long-term capital appreciation, who are willing to accept the risks and price volatility of investing in companies located in foreign countries

Investment Objective

The Enhanced Tax Managed International Fund seeks total return on its assets through capital appreciation and income. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

Investment Strategy

Under normal circumstances, the Enhanced Tax Managed International Fund will invest in equity securities of more established companies located in developed foreign markets, which include most nations in western Europe, Australia and the more developed nations in Asia and the Far East. While the Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund’s investments on an on-going basis, it reserves the right to do so at its discretion.

The Adviser selects investments for the Fund by using a highly disciplined, quantitative investment approach designed to create an investment portfolio that attempts to track the performance of the MSCI EAFE Index*, before fees. The Adviser seeks to enhance the performance of the portfolio by increasing exposure to securities whose valuation is attractive at the time of purchase considering such factors as cash flow, forecast earnings, and other criteria which may change over time, by seeking to minimize short-term capital gains through management of realized gains and losses, by lending securities, by

*	The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.

equitizing cash, and through other opportunities which may arise as the securities included in the MSCI EAFE Index change and international markets develop.

In attempting to minimize short-term capital gains, the Adviser may employ one or more of the following tax management strategies: (1) maintaining a long-term investment focus in an attempt to minimize portfolio turnover, and, thus, reduce short-term capital gains distributions made by the Fund; (2) in order to minimize taxable dividends, investing principally in stocks which pay relatively low (or no) dividends; (3) selling securities expected to realize losses for purposes of offsetting capital gains the Fund has realized or expects to realize; and (4) when selling a security, selling, in most cases, the shares with the higher cost basis first. In assessing the expected return and risk of securities, the Adviser may consider other factors including price, book value, earnings, price to earnings, revenue growth, earnings growth, economic conditions and additional factors at its discretion which are subject to change from time to time.

The MSCI EAFE Index currently includes about 1000 stocks representing 21 developed countries. The Adviser will seek to create a portfolio consisting of approximately 300-400 stocks that represent a subset of the MSCI EAFE by using quantitative models and analysis. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund’s assets in a given country, region or industry.

Principal Risks

Since it purchases equity securities, the Enhanced Tax Managed International Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate

4

substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund invests in common stocks, the Fund is also subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. Given the Fund’s subordinated position to the holders of preferred stock and creditors of that company, it is possible that all funds of that company will be exhausted before any payments are made to the Fund. The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

Unlike the way in which most mutual funds are managed, consideration of federal income tax consequences plays an integral role in the Adviser’s investment decision making process. The Adviser’s tax management strategies may cause the Fund to generate lower pre-tax returns than international funds that are not tax-managed. The Fund, therefore, may not be suitable for tax-exempt or tax-deferred accounts (e.g., IRAs) or for investors who are not sensitive to the federal tax consequences of their investment. There can be no assurance that the Fund’s tax management strategies will be successful and that the Fund’s after-tax returns will be better than those of an international fund that is not tax-managed. In the Adviser’s discretion, the Fund may sell portfolio holdings at any time and, as a result, in any given year the Fund may realize significant capital gains. The Fund may realize unintended capital gains in order to meet increased shareholder redemptions. Tax law changes may limit the effectiveness of the Adviser’s tax management strategies.

In addition, because of your particular circumstances, there can be no assurance that your after-tax returns from this Fund will be better than those you would earn from an investment in an international fund that is not tax-managed. The Fund may be more volatile than international funds that are not tax-managed because the Fund may have a longer time horizon for investments than such other funds. In addition, a high percentage of the Fund’s net asset value may be represented by unrealized capital gains which could pose to be a potentially significant future tax liability to shareholders.

The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity market as a whole.

You may lose money by investing in the Fund. You should consider the risks described above before investing in the Fund.

Performance Information

Institutional Shares of the Fund have not yet commenced operations. Performance history will be available for the Institutional Shares class of the Fund after it has been in operation for one calendar year.

Shareholder Fees

(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Institutional Shares class of the Fund.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Other Expenses	0.50%	**
Total Annual Fund Operating Expenses	1.15%
Less Fee Waivers	(0.25)%	***
Net Annual Fund Operating Expenses	0.90%	***

*	This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See “How to Sell Your Shares” for more information.
**	Percentages based upon estimated amounts for the current fiscal year.
***	The expense information in the table reflects contractual fee waivers currently in effect. The Adviser has contractually agreed to waive fees in order to keep total operating expenses from exceeding 0.90%. The waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, this agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year, 2005. For more information see “Investment Adviser.”

5

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

1 Year	3 Years
$92	$341

More Information About Risks

Equity Risk

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these types of equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk

As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Fund may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled

6

promptly so that the Fund’s investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk

The Fund may not be able to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. If the Fund invests in non-investment grade fixed income securities or emerging country issuers the Fund will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk

Foreign governments may expropriate the Fund’s investments either directly by restricting the Fund’s ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

Management Risk

The Adviser continuously evaluates each Fund’s holdings, purchase and sales with a view to achieving a Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. If the Adviser is incorrect in its assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of the Fund’s shares may decline.

Frequent Trading

The Fund discourages frequent trading (including by means of exchanges) and maintains procedures designed to deter market timing activity. Frequent trading of mutual fund shares within short periods of time poses the risk of lower returns for long-term shareholders of the Fund, as these so-called “market timers” capture short-term gains that would otherwise be shared by all shareholders of the Fund. Frequent trading may also result in lower Fund returns by increasing transaction costs or by effectively making fewer assets available for investment due to the need to retain cash to satisfy redemptions. While the Fund adopted these policies and procedures, there can be no guarantee that all such activity will in fact be identified or that such activity can be completely eliminated.

The ability of the Fund and its agents to detect and curtail frequent trading practices may be limited by operational systems and technological limitations. For example, the Fund receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be permitted or facilitated by these intermediaries, particularly with regard to intermediaries that aggregate their client positions and trading activity in an omnibus account with the Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account, the identity of the particular shareholder(s) may not be not known to the Fund and the Fund must rely on the financial intermediaries to identify frequent trading.

The Fund will reject purchase orders from persons whom the Fund has found to engage in frequent trading in contravention of the Fund’s procedures. The Funds currently do not treat the following types of purchases, redemptions and exchanges as prohibited frequent trading (collectively, “Transactions”): (i) Transactions solely in money market funds; (ii) Transactions resulting from bona fide investment decisions of a professional investment adviser or other institution with respect to eligible asset allocation programs; (iii) Transactions involving shares acquired through the reinvestment of dividends and capital gains; (iv) Transactions by an investor who has established an eligible automated purchase, exchange, rebalancing or redemption plan with the Funds; (v) Transactions resulting from the death or disability of a shareholder; (vi) Transactions involving shares transferred from another account in the same Fund or shares converted from another class of shares of the same Fund (provided, however, any applicable redemption fee period is carried over); and (vii) Transactions initiated by a Fund (e.g, for failure to meet applicable account minimums). The Fund reserves the right to amend these categories and to determine whether a particular transaction qualifies for any such category, at its discretion. The Fund imposes redemption fees on redemptions (including exchanges) within 30 days of purchase. The Fund exempts from redemption fees (i) Transactions and (ii) shares maintained through employee pension

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benefit plans subject to the Employee Retirement Income Security Act that offer the Excelsior Funds as an investment vehicle. The Fund retains the right to reject any purchase order, to amend exemptions to the redemption fee policy, and to change or cancel exchange privileges at any time, in each case at the Fund’s discretion.

Temporary Investments

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, the Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund’s objective, or remaining uninvested. The Fund may not achieve its goal when so invested. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices that are not principal investments or strategies of the Fund. These investments and strategies are described in detail in the Fund’s Statement of Additional Information.

Investment Adviser

United States Trust Company of New York and U.S. Trust Company, N.A. (together, the “Adviser”), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to the Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation’s largest financial services firms and the nation’s largest electronic brokerage firm, in each case measured by customer assets. At June 30, 2004, Schwab served 7.5 million active accounts with $996.3 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, “U.S. Trust”) is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On June 30, 2004, U.S. Trust had approximately $137.0 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Fund. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Fund. The research department of U.S. Trust prepares research reports that are utilized by this Fund, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust’s intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Trustees of Excelsior Funds Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The advisory fee payable to the Adviser, before waivers, is 0.65% of the Fund’s average daily net assets.

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The Adviser has contractually agreed to waive fees to keep the Fund’s net annual fund operating expenses from exceeding the percentages stated in the “Annual Fund Operating Expenses” section for the Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2005. In addition, the agreement will renew automatically for the Fund’s next fiscal year unless the Adviser or Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund’s next fiscal year.

Portfolio Managers

All investment decisions for the Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee.

Research analyses, trade execution and other facilities provided by the Adviser and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have been providing full cooperation with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

As previously disclosed, five class action suits have been filed against the Companies and the Adviser: Mike Sayegh v. Janus Capital Corp. et al., (filed October 22, 2003 in Los Angeles Superior Court); James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details vary, in general each suit alleges that the Adviser, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of the Companies. Each seeks unspecified monetary damages and related equitable relief.

Earlier this year, the Judicial Panel on Multi-District Litigation issued orders transferring numerous actions involving allegations of mutual fund late trading and market timing against various mutual fund companies to the United States District Court for the District of Maryland, for coordinated or consolidated pre-trial proceedings (“MDL 1586”). The class actions against the Adviser and the Companies have been consolidated by the Maryland court, a lead plaintiff has been appointed for such actions and the lead plaintiff has been given until September 29, 2004 to file a consolidated amended complaint in such actions.

In addition, a derivative action purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust has been filed in the Southern District of New York on May 22, 2004 against the Adviser, the Companies, and certain directors of the Companies alleging violations of Section 36 of the Investment Company Act, 15 U.S.C. § 80a-35(b) and breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices. That action is styled Richard Elliott v. Charles Schwab Corporation, et al., No. 04 CV 2262, and the Adviser expects that it ultimately will also be transferred to MDL 1586.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

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Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Institutional Shares of the Fund.

Institutional Shares

•	No sales charge
•	No 12b-1 fees
•	No minimum initial or subsequent investment

Institutional Shares are offered only to qualified institutional investors. Qualified institutional investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to Defined Benefit Plans, Defined Contribution, Money Purchase, 401(k) Plans), Foundations and Endowments, and corporate capital and cash management accounts. The Adviser may determine, at its discretion, that other accounts qualify for investment in the Fund. For information on how to open an account and set up procedures for placing transactions call (800) 881-9358 (from overseas, call (617) 483-7297). Customers of financial institutions should contact their institutions for information on their accounts.

How to Purchase Fund Shares

You may purchase shares directly by:

•	Mail
•	Telephone
•	Wire
•	Automated Clearinghouse (ACH), or
•	Automatic Investment Program

To purchase shares directly from us, please call (800) 881-9358 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to “Excelsior Funds” and include the name of the appropriate Fund on the check. The Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust

ABA # 011000028

DDA # 99055352

Specify Excelsior Fund Name

Fund Account Number

Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds has adopted such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. Excelsior Funds also may limit additional share purchases or close an account if it is unable to verify a customer’s identity. In addition, Excelsior Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a “Business Day”). The Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund receives your purchase request in good order. We

10

consider requests to be in “good order” when all required documents (including the accompanying payment as described above) are properly completed, signed and received.

The Fund calculates its NAV once each Business Day at the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) (the “Evaluation Time”). So, for you to receive the current Business Day’s NAV, the Fund must receive your purchase request in good order before the Evaluation Time.

How We Calculate NAV

NAV of each class of the Fund is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost which approximates their market value.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of a Fund’s investments may change on days when you cannot purchase or sell Fund shares.

How to Sell Your Fund Shares

You may sell shares directly by:

•	Mail
•	Telephone, or
•	Automated Clearinghouse (ACH)

Holders of Institutional Shares may sell (sometimes called “redeem”) shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 881-9358 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

You may sell your shares by sending a written request for redemption to:

Excelsior Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8529

Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting the Fund directly by telephone at (800) 881-9358 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

A redemption fee of 2.00% of the value of the shares redeemed or exchanged will be imposed on shares of the Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the Fund. The Fund reserves the right, at its discretion, to waive, modify or terminate the redemption fee. No redemption fee will be charged on redemptions and exchanges involving (i) those that occur as a result of a bona fide investment policy committee decision of a recognized financial institution with respect to an asset allocation program, (ii) shares acquired through the reinvestment of dividends or capital gains distributions, (iii) shares redeemed as part of a systematic withdrawal plan that represent 4% or less of the investor’s investment subject to the plan accounts, or (iv) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Excelsior Funds as an investment vehicle. For purposes of omnibus accounts, the redemption fee will be determined at the sub-account level.

Receiving Your Money

Normally, we will send your sale proceeds the Business Day after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. If you recently purchased your shares by check,

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redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days’ written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in the Fund’s Statement of Additional Information.

How to Exchange Your Shares

You may exchange your Institutional Shares on any Business Day for Institutional Shares of any portfolio of Excelsior Funds Trust, or for Institutional Shares of the Money or Value and Restructuring Funds of Excelsior Funds, Inc. In order to protect other shareholders, your exchanges may be limited if it is in the best interests of the Fund or its shareholders. This limitation is not intended to limit a shareholder’s right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application. If you recently purchased shares by check you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days’ notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

There is a 2.00% redemption fee on shares of the Fund exchanged within 30 days of purchase. See “How to Sell Your Fund Shares” above for more information.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Fund follows its telephone transaction procedures. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. Some of these organizations may charge a fee for these transactions. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services

The Fund is permitted to pay a fee of up to 0.25% of the average daily net assets of the Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Fund. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements and other administrative services. The Adviser, out of its own resources, may additionally compensate certain organizations for providing these services.

Distribution of Fund Shares

To the extent allowable under NASD rules the Fund’s distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Fund. Subject to NASD rules and regulation, compensation may include promotional and other merchandise, and sponsorship or funding of sales and training programs and other special events. Compensation may also include payment for reasonable expenses incurred in connection

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with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

Dividends and Distributions

The Fund distributes dividends from its income as follows: Declared and Paid Quarterly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

Dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

The Fund contemplates distributing substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from the Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend income.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

It is expected that the Fund will be subject to foreign withholding taxes with respect to dividends or interest, if any, received from sources in foreign countries. If the Fund holds more than 50 percent of its assets in foreign securities, it may qualify to make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction. The Fund expects to hold sufficient foreign investments to qualify to make this election and may make this election.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable unless debt financed.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Fund’s distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Fund’s Statement of Additional Information.

Financial Highlights

Performance information is not presented for the Fund since it has no operating history.

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Excelsior Funds Trust

Investment Adviser

United States Trust Company of New York

114 W. 47th Street

New York, New York 10036

U.S. Trust Company, N.A.

225 High Ridge Road

Stamford, Connecticut 06905

Distributor

Edgewood Services, Inc.

5800 Corporate Drive

Pittsburgh, Pennsylvania 15237-5829

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated July 29, 2004, includes detailed information about the Institutional Shares class of the Enhanced Tax Managed International Fund of Excelsior Funds Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

To Obtain an SAI or More Information:

By Telephone:  Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail:  Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet:  http://www.excelsiorfunds.com

From the SEC:  You can also obtain the SAI, as well as other information about Excelsior Funds Trust, from the EDGAR Database on the SEC’s website (“http://www.sec.gov”). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds Trust’s Investment Company Act registration number is 811-8490.

PROINSTA0903